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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-6532

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report

May 31, 2013

Classes A, B, C, I, O, R, R6 and W

Domestic Equity and Income Fund

■ ING Core Equity Research Fund

Domestic Equity and Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Large Cap Growth Fund

■ ING Small Company Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	12
Report of Independent Registered Public Accounting Firm	14
Statements of Assets and Liabilities	15
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	23
Summary Portfolios of Investments	37
Tax Information	48
Director and Officer Information	49
Shareholder Meeting Information	53
Advisory Contract Approval Discussion	55

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

Several years ago, the ING Retirement Center conducted a survey to find out what Americans thought of our private retirement system, i.e., employer-sponsored retirement savings plans. Most people thought individuals should take responsibility for their own retirement security but felt that employers should provide more education about retirement investing as well as more investment choices. Many people also admitted that even though they knew approximately how much money they needed to fund their retirements, they were not saving enough to reach their goals.

On the surface there seems to be a misalignment of actions and self-interest: the clear recognition that you need to save more and the acknowledgment that you're not doing it. Yet, we believe there is an economic reality underpinning the surface perception; many people probably are saving as much as they can. As a nation, if we want to increase retirement saving, we'd better do something to help the economy deliver more discretionary income to more people.

For savers, then, the relevant question may not be, "How do I save more?" It may instead be, "How do I make my savings accomplish more?" That's where the investment industry can help, by providing advice and information to help you make decisions, and by offering investment products that seek to enhance the potential for reaching your goals. Accumulating wealth is not about windfalls or short-term opportunities — it's a long-term endeavor that requires careful planning and steadfast execution to succeed.

Don't worry about missing a gain today or enduring a loss tomorrow. Hew to the course you and your financial advisor have plotted; discuss prospective changes thoroughly with your financial advisor before taking action; and make changes to your portfolio only if they enhance the potential for achieving your goals.

Thank you for your continued confidence in ING Funds. It is our privilege to serve you, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 4, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2013

The fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, nearing the end of an 11% slump over two months. From early June a dramatic recovery emerged despite slow, patchy improvements in economic data, out of the ultra-low interest rate policies of central banks from the U.S. to the U.K. to the European Central Bank ("ECB"). Early in 2013 the Bank of Japan joined in, as Japan's parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Investors responded by ratcheting their risk exposures higher in search of return. For the fiscal year, the index surged 29.75%. (The MSCI World IndexSM returned 27.77% for the one year ended May 31, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi's July pronouncement, amid waves of pessimism about the euro zone's ability to survive the depredations of its weakest members, that the ECB was "ready to do whatever it takes to preserve the euro." This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved "substantially," a target later refined to 6.5% unemployment. Exceptionally low policy interest rates would extend to at least mid-2015.

Against this backdrop, sentiment ebbed and flowed with economic data, which seemed to be improving but without much conviction. The May employment report, showing the creation of an encouraging monthly average of 212,000 new jobs, was tempered by an unemployment rate still high at 7.5% and a decades-low labor participation rate. The highest consumer confidence indices in five years contrasted with stagnant consumer spending and retail sales. Gross domestic product ("GDP") grew at 2.4% in the first quarter. This lackluster growth would probably decelerate in the second.

Bucking the directionless trend was the housing market, which was clearly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 10.9% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

There was little cheer on the political front. The newly elected U.S. Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the "Fiscal Cliff," a year-end cocktail of deflationary tax increases and spending cuts, only averted on the last day of 2012. But in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the tepid economy as the fiscal year ended.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds rose just 0.91% in the fiscal year, with the sub-indices relating to Treasuries and mortgages recording small losses. The Barclays U.S. Corporate Investment Grade Bond Index, a sub-index of Barclay's Aggregate, added 4.60%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate Index) returned 14.82%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 27.28% over the year, having at last, on March 28, eclipsed the all-time closing high achieved on October 9, 2007. All sectors rose, led by financials with a gain of 44.57% and healthcare 36.12%, while utilities 9.48% and technology 15.12% lagged the most. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2012, before falling 9% by the fourth. But with 99% of companies having reported by the end of May, earnings for the first quarter of 2013 would surely post another new high.

In currency markets over the 12 months, the dollar fell 4.88% against the euro, which was boosted by Mr. Draghi's declaration in July. The dollar edged up 1.36% against the pound. Moody's relieved the U.K. of its Aaa credit rating as policymakers struggled to reduce its budget deficit despite the regime of austerity. But the dollar leapt 28.26% over the yen in anticipation of aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 62.66%. Investors hoped new Prime Minister Abe's and Bank of Japan Governor Kuroda's steps to conquer deflation and get consumers and businesses spending again, would gain traction. It was an uphill climb however, as the core consumer price index was reported in May as having fallen for the sixth straight month. The MSCI Europe ex UK® Index rose 33.76%, Mr Draghi's words having been perceived to remove the existential threat to the euro. There was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, the range gaping from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index soared 28.24%, with strength in financials and the consumer sectors more than offsetting weakness in mining and energy. As in the U.S. and latterly Japan, stock prices were supported by the central bank's quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in a rather brighter first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund (the "Fund" or "Core Equity Research") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 25.50% compared to the S&P 500® Index, which returned 27.28% for the same period.

Portfolio Specifics: Stock selection contributed to relative performance during the reporting period, but was more than offset by sector allocation, which detracted from results. The largest detractors for the period were the Fund's security selections in the information technology ("IT"), consumer staples and energy sectors. The Fund's cash position was also a drag on performance. By contrast, security selections within consumer discretionary, materials and health care sectors were most beneficial to returns.

Key detractors from performance were Apple Inc. and Monster Beverage Corp. The Fund's overweight position in Apple Inc. was unfavorable. The company underperformed due to weaker than anticipated sales of iPhones combined with higher than anticipated costs for the new iPhone 5. Furthermore, a shift in consumer buying towards lower priced iPads and iPhones has led to reductions in revenue and earnings forecasts.

In consumer staples, the Fund's overweight position in Monster Beverage detracted from performance. The company sold off due to negative publicity and increased regulatory risk. We sold the stock after reports that the U.S. Food and Drug Administration ("FDA") had investigated several instances of caffeine toxicity, implicated in the death of several teenagers. We are worried that, at the least, the negative publicity could substantially slow the company's growth rate.

The main individual contributors to performance were Gilead Sciences and Google Inc. Within the health care sector, Gilead Sciences shares performed well over the past 12 months, driven primarily by the company's strong Hepatitis-C pipeline. In addition to being the leader in the Hepatitis-C market, Gilead Sciences is gaining traction in the HIV market. The company received FDA approval last August for its new HIV drug, Stribild, which combines four HIV medicines into one pill.

An overweight position in Google Inc. ("Google") added to returns. Google outperformed the broader market as the company continued to show strong advertising revenue and profit growth, driven by growth in e-commerce and the secular migration of advertising spending towards digital media such as search and display. As investor concerns about the potential impact of faster growth in mobile search vs. traditional desktop search eased over the past year, Google's earnings multiple relative to the broader market has expanded and driven stock outperformance.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve ("Fed") has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has indicated a committment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

We adhere to our investment process, and have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. Currently, the Fund is overweight in the industrials, consumer staples and energy sectors and underweight in the consumer discretionary, health care and financials sectors.

Sector Diversification
as of May 31, 2013
(as a percentage of net assets)

Information Technology	17.2%
Financials	15.6%
Industrials	12.1%
Health Care	11.3%
Consumer Discretionary	11.2%
Energy	10.8%
Consumer Staples	9.9%
Materials	3.5%
Utilities	2.4%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2013*
(as a percentage of net assets)

ExxonMobil Corp.	4.3%
Apple, Inc.	3.7%
Pfizer, Inc.	2.8%
Google, Inc. - Class A	2.6%
Wells Fargo & Co.	2.5%
JPMorgan Chase & Co.	2.4%
Oracle Corp.	2.2%
Comcast Corp. - Class A	2.1%
Procter & Gamble Co.	1.9%
Costco Wholesale Corp.	1.8%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class O February 6, 2009		Since Inception of Class R August 5, 2011	Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	18.31%	3.16%	6.91%	—		—	—
Class B(2)	19.50%	3.25%	6.74%	—		—	—
Class C(3)	23.57%	3.60%	6.73%	—		—	—
Class I	25.95%	4.71%	7.84%	—		—	—
Class O	25.56%	—	—	16.72%		—	—
Class R	25.17%	—	—	—		20.81%	—
Class W	25.88%	—	—	—		—	15.17%
Excluding Sales Charge:
Class A	25.50%	4.40%	7.55%	—		—	—
Class B	24.50%	3.60%	6.74%	—		—	—
Class C	24.57%	3.60%	6.73%	—		—	—
Class I	25.95%	4.71%	7.84%	—		—	—
Class O	25.56%	—	—	16.72%		—	—
Class R	25.17%	—	—	—		20.81%	—
Class W	25.88%	—	—	—		—	15.17%
S&P 500® Index	27.28%	5.43%	7.58%	19.62	%(4)	21.11%	17.89	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Core Equity Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ﬂuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from February 1, 2009.

(5)  Since inception performance for the index is shown from June 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC (formerly ING Investment Management Co.), the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the ''Fund'' or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 29.58% compared to the S&P 500® Index, which returned 27.28% for the same period.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security of falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

Over the one-year reporting period, the Fund outperformed the S&P 500® Index, particularly within the information technology, consumer discretionary and health care sectors. This was offset by negative relative performance in the energy and materials sectors. In terms of individual holdings, top contributors on a relative basis included an underweight position in Apple Inc., as well as overweight positions in Gilead Sciences Inc. and Morgan Stanley. Top detractors included overweight positions in Exelon Corp., Dell Inc. and Devon Energy Corp.

As of the end of the reporting period, the Fund's largest overweights were in the industrials, energy and consumer staples sectors. The largest underweight positions were in the information technology, financials and telecommunication services sectors. Sector exposures are purely a function of the strategy's quantitative investment discipline, however, and are not actively managed.

Outlook and Current Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve ("Fed") has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has indicated a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Sector Diversification
as of May 31, 2013
(as a percentage of net assets)

Financials	16.6%
Industrials	13.9%
Information Technology	13.0%
Consumer Discretionary	12.0%
Health Care	11.9%
Energy	11.5%
Consumer Staples	11.4%
Materials	3.9%
Utilities	2.7%
Telecommunication Services	1.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2013*
(as a percentage of net assets)

Microsoft Corp.	1.2%
Ford Motor Co.	1.1%
Occidental Petroleum Corp.	1.1%
Citigroup, Inc.	1.1%
Morgan Stanley	1.1%
Metlife, Inc.	1.1%
Cisco Systems, Inc.	1.1%
Boeing Co.	1.1%
JPMorgan Chase & Co.	1.1%
Gilead Sciences, Inc.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Period Ended May 31, 2013
	1 Year	Since Inception of Classes A, B, C, I and W June 30, 2008		Since Inception of Classes O and R March 23, 2012
Including Sales Charge:
Class A(1)	22.14%	7.40%		—
Class B(2)	23.71%	7.63%		—
Class C(3)	27.94%	8.02%		—
Class I	29.85%	8.92%		—
Class O	29.63%	—		17.94%
Class R	29.35%	—		17.72%
Class W	29.82%	8.98%		—
Excluding Sales Charge:
Class A	29.58%	8.70%		—
Class B	28.71%	7.93%		—
Class C	28.94%	8.02%		—
Class I	29.85%	8.92%		—
Class O	29.63%	—		17.94%
Class R	29.35%	—		17.72%
Class W	29.82%	8.98%		—
S&P 500® Index	27.28%	7.43	%(4)	16.49%

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Corporate Leaders 100 Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ﬂuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, for 1 year and since inception returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for the index is shown from July 1, 2008.

ING LARGE CAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING Large Cap Growth Fund (the ''Fund'' or "Large Cap Growth") seeks long-term capital growth. The Fund is managed by Jeff Bianchi, Christopher F. Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 21.59% compared to the Russell 1000® Growth Index, which returned 22.55% for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed its benchmark, the Russell 1000® Growth Index, before the deduction of fees and expenses. After deducting fees and expenses, however, the Fund underperformed the benchmark. Stock selection contributed to relative results for the reporting period, as did sector allocation. Positive stock selection was most notable in the financials, consumer discretionary and energy sectors. By contrast, stock selection in the information technology and consumer staples sectors detracted from results.

Key contributors to Fund performance included our overweight positions in Gilead Sciences Inc. ("Gilead"), BlackRock Inc. ("BlackRock") and Michael Kors Holdings Ltd. Gilead shares performed well over the past 12 months, driven primarily by the company's strong Hepatitis-C pipeline. In addition to being the leader in the Hepatitis-C market, Gilead is gaining traction in the HIV market. The company received U.S. Food and Drug Administration ("U.S. FDA") approval last August for its new HIV drug, Stribild, which combines four HIV medicines into one pill. Shares of BlackRock climbed following Chief Executive Officer Larry Fink's comments at an industry conference. In addition to reiterating his commitment to remain with the company, he commented on progress toward the company's strategic initiatives in the exchange traded fund business, where they have made market share gains. Shares of consumer discretionary company Michael Kors Holdings Ltd. were boosted by consistently delivering better than expected earnings results, driven by robust comp-store sales and better operating margins.

Key detractors included the Fund's underweight positions in Microsoft Corp. ("MSFT") and Coca-Cola Co. and our overweight position in Monster Beverage Corp. MSFT detracted from performance, as the company's shares performed well in the second quarter of 2013. Amid weak technology company results in the March quarter, investors were attracted to MSFT for several reasons: its dividend yield was seen as a safe haven; it offered potential for better capital allocation strategy after an activist investor took a stake in the company; and its early efforts at growing its cloud, or hosted software delivery, business potentially could drive a higher mix of recurring revenues. The Fund's underweight position in beverage company Coca-Cola Co. detracted from performance. The company's shares performed well in 2013 along with the rest of the beverage group. Investors were attracted by the stock's relative valuation as well as the company's attractive dividend yield and improving earnings growth prospects, which were on display with an impressive earnings beat in the first quarter of 2013. The Fund's overweight position in Monster Beverage Corp. detracted from performance. The company sold off due to negative publicity and increased regulatory risk. We sold the stock after reports that the U.S. FDA had investigated several instances of caffeine toxicity, implicated in the death of several teenagers. We were worried that, at the least, the negative publicity could substantially slow the company's growth rate.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve ("Fed") has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed indicated a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Sector Diversification
as of May 31, 2013
(as a percentage of net assets)

Information Technology	27.4%
Consumer Discretionary	19.1%
Health Care	12.9%
Consumer Staples	12.3%
Industrials	11.8%
Financials	8.1%
Energy	4.5%
Materials	2.1%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2013
(as a percentage of net assets)

Apple, Inc.	5.3%
Google, Inc. - Class A	4.5%
International Business Machines Corp.	4.4%
Microsoft Corp.	3.2%
Oracle Corp.	3.1%
Home Depot, Inc.	2.8%
Gilead Sciences, Inc.	2.4%
EMC Corp.	2.4%
Visa, Inc.	2.4%
Amgen, Inc.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LARGE CAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	Since Inception of Classes A, C, I, R and W March 1, 2012	Since Inception of Class R6 May 31, 2013
Including Sales Charge:
Class A(1)	14.55%	7.95%	—
Class C(2)	19.70%	12.35%	—
Class I	22.01%	13.61%	—
Class R	21.31%	12.99%
Class R6	—	—	—	(3)
Class W	21.86%	13.50%	—
Excluding Sales Charge:
Class A	21.59%	13.20%	—
Class C	20.70%	12.35%	—
Class I	22.01%	13.61%	—
Class R	21.31%	12.99%	—
Class R6	—	—	—	(3)
Class W	21.86%	13.50%	—
Russell 1000® Growth Index	22.55%	13.83%	—

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Large Cap Growth Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3) The inception date for Class R6 is May 31, 2013, therefore there are no returns available as of the date of this report.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers, of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund's Class A shares, excluding sales charges, provided a total return of 25.86% compared to the Russell 2000® Index, which returned 31.07% for the same period.

Portfolio Specifics: U.S. equity markets posted a strong gain for the one-year period ended May 31, 2013, with the Russell 2000® Index advancing by 31.07%. All sectors, as measured by the Russell 2000® Index, posted positive returns for the period with the consumer durables, transportation and insurance sectors producing the strongest returns for the period, gaining 46.47%, 45.51% and 40.51% respectively. The bulk of the returns were produced in the second half of the period; during that time the Russell 2000® Index rose by more than 20%, supported largely by positive macroeconomic trends in the United States. These trends were driven by the housing recovery, evidence of consumer resilience following the increased payroll tax and a modest decline in the unemployment rate. Over the twelve-month period, small-capitalization stocks outperformed larger caps, value styles outperformed growth styles and higher-beta stocks — stocks with greater than market-level risk — continued to lead the market rally. Overall, this higher-beta, higher-momentum environment has been more challenging for active managers.

Stock selection and sector allocation both detracted from the Fund's relative performance. The bulk of the underperformance came from stock selection, particularly in the hardware and equipment, transportation and diversified financial sectors. By contrast, positive stock selection was most notable in the health care equipment and services, pharmaceuticals and biotechnology and industrial materials sectors. The Fund's cash position was also a drag on performance.

The main individual contributors to performance were Worthington Industries Inc. and Nationstar Mortgage Holdings Inc. An overweight position in Worthington Industries Inc., a diversified metal processing company, contributed the most to performance. The stock continued to rerate, as it has done the past couple of years, as a string of several good quarters of financial performance has led investors to believe it is a better run company. Improving performance from the continued strong rate of automobile manufacturing has positively impacted Worthington's steel processing business.

Nationstar Mortgage Holdings Inc. specializes in mortgage servicing and origination. Over the past year banks have been selling their mortgage servicing portfolios to companies such as Nationstar. Shares of Nationstar thus benefited from the supply of portfolios for sale combined with the overall recovery in the housing market. Thanks to these tailwinds, the company has exceeded expectations.

Key detractors from performance were Micros Systems Inc. and Adtran Inc. A position in non-benchmark stock Micros Systems Inc. underperformed during the period. Micros Systems Inc. is a leading vendor to the hotel industry and a growing vendor to the restaurant and retail industries. The company experienced a general slowdown in year-over-year growth and a lack of positive earnings revisions. What's more, the company was expected to sign two big hotel contracts but both were delayed. One of these contracts is now signed; however, it is not expected to generate material revenue until 2015. We continue to hold the stock as we believe the hotel contracts will lead to increasing revenue and earnings visibility in 2015 and beyond, and we are hopeful that the company's Simphony product for restaurants will gain increasing traction and add to the wins with Starbucks and Tim Hortons.

The Fund's overweight position in Adtran, Inc. (ADTN), a provider of services and support for communications networks, detracted value as the market for copper-based telecommunications equipment slowed more dramatically than forecast, particularly from large customers such as Verizon and AT&T. We sold the stock on the belief that the product portfolio at ADTN is old and does not address service providers' most urgent, current needs. Furthermore, we believe Adtran, Inc, could be at risk of losing share of other U.S.-based customers to Calix (CALX), and their acquisition of assets from Nokia-Siemens in Europe has been disappointing.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Fund is well positioned as we think that investors will continue to focus on companies' fundamentals due to the ongoing economic uncertainty.

Sector Diversification
as of May 31, 2013
(as a percentage of net assets)

Financials	22.8%
Industrials	17.4%
Consumer Discretionary	15.3%
Information Technology	14.9%
Health Care	9.1%
Energy	5.7%
Materials	5.2%
Utilities	2.7%
Consumer Staples	2.2%
Exchange-Traded Funds	1.9%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments and Exchange-Traded Funds.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2013*
(as a percentage of net assets)

iShares Russell 2000 Index Fund	1.9%
HB Fuller Co.	1.1%
Healthsouth Corp.	1.0%
Bill Barrett Corp.	1.0%
Express, Inc.	1.0%
Actuant Corp.	1.0%
Acuity Brands, Inc.	1.0%
Prosperity Bancshares, Inc.	1.0%
Orbital Sciences Corp.	0.9%
La-Z-Boy, Inc.	0.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class R6 May 31, 2013		Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	18.58%	5.09%	9.32%	—		—		—
Class B(2)	19.93%	5.21%	9.15%	—		—		—
Class C(3)	24.01%	5.55%	9.16%	—		—		—
Class I	26.40%	6.70%	10.30%	—		—		—
Class O	25.88%	—	—	6.50%		—		—
Class R6	—	—	—	—		—	(4)	—
Class W	26.24%	—	—	—		—		17.74%
Excluding Sales Charge:
Class A	25.86%	6.34%	9.98%	—		—		—
Class B	24.93%	5.53%	9.15%	—		—		—
Class C	25.01%	5.55%	9.16%	—		—		—
Class I	26.40%	6.70%	10.30%	—		—		—
Class O	25.88%	—	—	6.50%		—		—
Class R6	—	—	—	—		—	(4)	—
Class W	26.24%	—	—	—		—		17.74%
Russell 2000® Index	31.07%	7.15%	9.78%	7.15	%(5)	—		19.96	%(6)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to

www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The inception date for Class R6 is May 31, 2013, therefore there are no returns available as of the date of this report.

(5) Since inception performance for index is shown from June 1, 2008.

(6) Since inception performance for index is shown from June 1, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*
Class A	$1,000.00	$1,147.90	1.08%	$5.78	$1,000.00	$1,019.55	1.08%	$5.44
Class B	1,000.00	1,142.40	1.83	9.77	1,000.00	1,015.81	1.83	9.20
Class C	1,000.00	1,143.40	1.83	9.78	1,000.00	1,015.81	1.83	9.20
Class I	1,000.00	1,149.90	0.75	4.02	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,147.30	1.08	5.78	1,000.00	1,019.55	1.08	5.44
Class R	1,000.00	1,145.30	1.33	7.11	1,000.00	1,018.30	1.33	6.69
Class W	1,000.00	1,149.10	0.83	4.45	1,000.00	1,020.79	0.83	4.18

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*
Class A	$1,000.00	$1,178.70	0.90%	$4.89	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1,000.00	1,174.50	1.65	8.95	1,000.00	1,016.70	1.65	8.30
Class C	1,000.00	1,176.30	1.40	7.60	1,000.00	1,017.95	1.40	7.04
Class I	1,000.00	1,181.60	0.60	3.26	1,000.00	1,021.94	0.60	3.02
Class O	1,000.00	1,179.20	0.90	4.89	1,000.00	1,020.44	0.90	4.53
Class R	1,000.00	1,178.60	1.15	6.25	1,000.00	1,019.20	1.15	5.79
Class W	1,000.00	1,180.40	0.65	3.53	1,000.00	1,021.69	0.65	3.28
ING Large Cap Growth Fund
Class A	$1,000.00	$1,126.70	1.16%	$6.15	$1,000.00	$1,019.15	1.16%	$5.84
Class C	1,000.00	1,122.60	1.91	10.11	1,000.00	1,015.41	1.91	9.60
Class I	1,000.00	1,128.50	0.86	4.56	1,000.00	1,020.64	0.86	4.33
Class R	1,000.00	1,125.20	1.41	7.47	1,000.00	1,017.90	1.41	7.09
Class R6(1)	1,000.00	1,000.00	0.81	0.02	1,000.00	1,020.89	0.81	4.08
Class W	1,000.00	1,128.20	0.91	4.83	1,000.00	1,020.39	0.91	4.58
ING Small Company Fund
Class A	$1,000.00	$1,192.70	1.41%	$7.71	$1,000.00	$1,017.90	1.41%	$7.09
Class B	1,000.00	1,187.50	2.16	11.78	1,000.00	1,014.16	2.16	10.85
Class C	1,000.00	1,188.60	2.16	11.79	1,000.00	1,014.16	2.16	10.85
Class I	1,000.00	1,194.60	1.04	5.69	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	1,192.90	1.41	7.71	1,000.00	1,017.90	1.41	7.09
Class R6(1)	1,000.00	1,000.00	1.04	0.03	1,000.00	1,019.75	1.04	5.24
Class W	1,000.00	1,194.60	1.16	6.35	1,000.00	1,019.15	1.16	5.84

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was May 31, 2013. Expenses paid for the actual Funds' return reflect the 1-day period ended May 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Large Cap Growth Fund, and ING Small Company Fund, each a series of ING Series Fund, Inc., as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Large Cap Growth Fund, and ING Small Company Fund as of May 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2013

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at fair value+*	$411,064,764	$412,298,587	$80,016,288	$463,177,517
Short-term investments at fair value**	15,160,185	4,583,068	923,277	40,401,151
Total Investments at fair value	$426,224,949	$416,881,655	$80,939,565	$503,578,668
Cash	—	466	473	489
Cash collateral for futures	81,720	95,340	—	—
Foreign currencies at value***	4,979	—	—	—
Receivables:
Investment securities sold	7,626,654	3,391,527	1,364,689	2,146,447
Fund shares sold	122,459	476,937	74,824	1,091,281
Dividends	810,431	951,887	66,439	245,251
Prepaid expenses	36,807	27,633	28,283	38,630
Reimbursement due from manager	47,002	17,075	4,088	39,124
Total assets	434,955,001	421,842,520	82,478,361	507,139,890
LIABILITIES:
Payable for investment securities purchased	6,795,845	—	879,548	3,622,025
Payable for fund shares redeemed	291,975	3,819,773	4,354	950,492
Payable upon receipt of securities loaned	26,106	—	—	25,406,415
Payable for investment management fees	246,169	143,688	48,846	331,980
Payable for administrative fees	28,991	35,922	6,978	32,137
Payable for distribution and shareholder service fees	88,002	83,620	840	17,168
Payable to custodian due to bank overdraft	13,668	—	—	—
Payable for directors fees	1,979	1,550	257	2,021
Other accrued expenses and liabilities	196,154	70,755	12,288	178,886
Total liabilities	7,688,889	4,155,308	953,111	30,541,124
NET ASSETS	$427,266,112	$417,687,212	$81,525,250	$476,598,766
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$376,910,967	$381,080,541	$72,455,430	$400,860,388
Undistributed (distributions in excess of) net investment income	1,214,822	2,336,550	100,731	(22,223)
Accumulated net realized gain (loss)	(57,859,641)	(74,474,151)	(284,307)	17,124,761
Net unrealized appreciation	106,999,964	108,744,272	9,253,396	58,635,840
NET ASSETS	$427,266,112	$417,687,212	$81,525,250	$476,598,766
+ Including securities loaned at value	$25,458	$—	$—	$24,638,666
* Cost of investments in securities	$304,027,307	$303,722,865	$70,762,892	$404,541,677
** Cost of short-term investments	$15,160,185	$4,583,068	$923,277	$40,401,151
*** Cost of foreign currencies	$4,969	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2013 (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
Class A:
Net Assets	$336,884,026	$200,599,136	$664,968	$51,827,132
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,287,579	14,337,377	57,271	3,437,067
Net asset value and redemption price per share†	$15.12	$13.99	$11.61	$15.08
Maximum offering price per share (5.75%)(1)	$16.04	$14.84	$12.32	$16.00
Class B:
Net Assets	$2,411,692	$1,989,025	n/a	$1,032,069
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	163,037	142,543	n/a	74,821
Net asset value and redemption price per share†	$14.79	$13.95	n/a	$13.79
Class C:
Net Assets	$11,008,982	$26,085,725	$694,374	$5,606,793
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	750,029	1,867,860	60,292	410,561
Net asset value and redemption price per share†	$14.68	$13.97	$11.52	$13.66
Class I:
Net Assets	$45,162,874	$98,746,737	$78,950,153	$415,043,514
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,973,964	7,057,720	6,778,654	24,915,729
Net asset value and redemption price per share	$15.19	$13.99	$11.65	$16.66
Class O:
Net Assets	$21,773,320	$70,196,655	n/a	$2,094,503
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,442,136	5,024,251	n/a	139,022
Net asset value and redemption price per share	$15.10	$13.97	n/a	$15.07
Class R:
Net Assets	$4,165	$17,650,114	$268,637	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	276	1,266,121	23,142	n/a
Net asset value and redemption price per share	$15.06	$13.94	$11.61	n/a
Class R6:
Net Assets	n/a	n/a	$3,000	$3,000
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	258	180
Net asset value and redemption price per share	n/a	n/a	$11.65	$16.66
Class W:
Net Assets	$10,021,053	$2,419,820	$944,118	$991,755
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	661,162	172,606	81,130	59,607
Net asset value and redemption price per share	$15.16	$14.02	$11.64	$16.64

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,179,169	$7,655,646	$711,710	$5,371,068
Interest	9,002	—	—	—
Securities lending income, net	7,082	2,091	137	664,766
Total investment income	8,195,253	7,657,737	711,847	6,035,834
EXPENSES:
Investment management fees	2,698,444	1,239,925	359,328	3,359,950
Distribution and shareholder service fees:
Class A	800,720	407,167	648	133,779
Class B	26,824	17,748	—	11,174
Class C	102,849	206,560	2,780	51,882
Class O	50,886	138,677	—	4,892
Class R	19	55,961	977	—
Transfer agent fees:
Class A	429,485	200,318	356	86,353
Class B	3,622	2,171	—	1,821
Class C	13,778	25,457	401	8,230
Class I	28,103	11,268	698	556,757
Class O	27,241	68,462	—	3,077
Class R	5	13,981	248	—
Class W	6,589	2,562	444	1,904
Administrative service fees	316,734	309,978	51,332	323,497
Shareholder reporting expense	47,285	46,429	3,114	72,990
Registration fees	99,475	114,759	107,553	100,331
Professional fees	57,598	42,301	21,524	65,890
Custody and accounting expense	62,234	36,727	11,093	59,814
Directors fees	11,877	9,299	1,540	12,131
Offering expense	—	—	14,263	—
Miscellaneous expense	33,450	16,595	5,174	37,971
Interest expense	233	653	586	693
Overdraft expense	—	—	2,943	—
Total expenses	4,817,451	2,966,998	585,002	4,893,136
Net waived and reimbursed fees	(581,480)	(255,801)	(140,877)	(409,099)
Net expenses	4,235,971	2,711,197	444,125	4,484,037
Net investment income	3,959,282	4,946,540	267,722	1,551,797
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	27,433,303	3,762,657	(206,724)	31,751,595
Foreign currency related transactions	—	365	—	—
Futures	306,611	1,189,058	(13,409)	—
Net realized gain (loss)	27,739,914	4,952,080	(220,133)	31,751,595
Net change in unrealized appreciation (depreciation) on:
Investments	58,068,030	105,713,867	10,815,494	64,255,786
Foreign currency related transactions	208	—	—	—
Futures	(37,504)	168,550	—	—
Net change in unrealized appreciation (depreciation)	58,030,734	105,882,417	10,815,494	64,255,786
Net realized and unrealized gain	85,770,648	110,834,497	10,595,361	96,007,381
Increase in net assets resulting from operations	$89,729,930	$115,781,037	$10,863,083	$97,559,178
* Foreign taxes withheld	$13,945	$—	$—	$2,236

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$3,959,282	$3,716,838	$4,946,540	$150,498
Net realized gain	27,739,914	21,506,834	4,952,080	654,938
Net change in unrealized appreciation (depreciation)	58,030,734	(40,735,400)	105,882,417	(1,079,955)
Increase (decrease) in net assets resulting from operations	89,729,930	(15,511,728)	115,781,037	(274,519)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,382,166)	(2,424,670)	(1,271,806)	(104,717)
Class B	(6,449)	(5,918)	(5,808)	(1,448)
Class C	(38,557)	(20,810)	(110,802)	(10,488)
Class I	(476,112)	(476,426)	(702,339)	(1,538)
Class O	(217,248)	(141,207)	(430,778)	—
Class R	(38)	(17)	(72,627)	—
Class W	(67,047)	(890)	(30,244)	(31,322)
Net realized gains:
Class A	—	—	(755,007)	—
Class B	—	—	(8,154)	—
Class C	—	—	(96,407)	—
Class I	—	—	(354,960)	—
Class O	—	—	(261,346)	—
Class R	—	—	(51,743)	—
Class W	—	—	(7,984)	—
Total distributions	(4,187,617)	(3,069,938)	(4,160,005)	(149,513)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,699,816	54,121,539	134,377,783	3,907,444
Proceeds from shares issued in merger (Note 12)	—	—	280,321,370	—
Reinvestment of distributions	3,560,074	2,625,634	3,167,174	94,396
	46,259,890	56,747,173	417,866,327	4,001,840
Cost of shares redeemed	(69,588,071)	(103,398,603)	(122,765,133)	(4,556,133)
Net increase (decrease) in net assets resulting from capital share transactions	(23,328,181)	(46,651,430)	295,101,194	(554,293)
Net increase (decrease) in net assets	62,214,132	(65,233,096)	406,722,226	(978,325)
NET ASSETS:
Beginning of year or period	365,051,980	430,285,076	10,964,986	11,943,311
End of year or period	$427,266,112	$365,051,980	$417,687,212	$10,964,986
Undistributed net investment income at end of year or period	$1,214,822	$1,439,630	$2,336,550	$50,941

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Large Cap Growth Fund		ING Small Company Fund
	Year Ended May 31, 2013	March 1, 2012(1) to May 31, 2012	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$267,722	$51,676	$1,551,797	$472,039
Net realized gain (loss)	(220,133)	(64,022)	31,751,595	25,181,719
Net change in unrealized appreciation (depreciation)	10,815,494	(1,562,098)	64,255,786	(46,791,390)
Increase (decrease) in net assets resulting from operations	10,863,083	(1,574,444)	97,559,178	(21,137,632)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,076)	—	—	—
Class C	(458)	—	—	—
Class I	(219,733)	—	(1,091,541)	(573,736)
Class R	(581)	—	—	—
Class W	(1,845)	—	(1,247)	(1,239)
Net realized gains:
Class A	—	—	(4,122,794)	(3,529,469)
Class B	—	—	(93,982)	(88,779)
Class C	—	—	(430,640)	(317,938)
Class I	—	—	(24,511,039)	(13,196,903)
Class O	—	—	(154,326)	(119,805)
Class W	—	—	(85,522)	(76,039)
Total distributions	(223,693)	—	(30,491,091)	(17,903,908)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,242,477	40,037,687	158,392,918	92,828,410
Reinvestment of distributions	222,091	—	29,638,017	15,702,697
	62,464,568	40,037,687	188,030,935	108,531,107
Cost of shares redeemed	(28,106,737)	(1,935,214)	(123,117,985)	(106,521,271)
Net increase in net assets resulting from capital share transactions	34,357,831	38,102,473	64,912,950	2,009,836
Net increase (decrease) in net assets	44,997,221	36,528,029	131,981,037	(37,031,704)
NET ASSETS:
Beginning of year or period	36,528,029	—	344,617,729	381,649,433
End of year or period	$81,525,250	$36,528,029	$476,598,766	$344,617,729
Undistributed (distributions in excess of) net investment income at end of year or period	$100,731	$56,550	$(22,223)	$(386,398)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Core Equity Research Fund
Class A
05-31-13	12.18	0.13	•	2.95	3.08	0.14	—	—
05-31-12	12.44	0.12		(0.29)	(0.17)	0.09	—	—
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—
Class B
05-31-13	11.91	0.03	•	2.88	2.91	0.03	—	—
05-31-12	12.18	0.03	•	(0.28)	(0.25)	0.02	—	—
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—
Class C
05-31-13	11.83	0.03		2.87	2.90	0.05	—	—
05-31-12	12.11	0.03		(0.29)	(0.26)	0.02	—	—
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—
Class I
05-31-13	12.23	0.18	•	2.96	3.14	0.18	—	—
05-31-12	12.49	0.15		(0.28)	(0.13)	0.13	—	—
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—
Class O
05-31-13	12.16	0.14		2.94	3.08	0.14	—	—
05-31-12	12.43	0.12		(0.30)	(0.18)	0.09	—	—
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—
02-06-09 (4)-05-31-09	8.00	0.01	•	0.76	0.77	—	—	—
Class R
05-31-13	12.16	0.10		2.94	3.04	0.14	—	—
08-05-11 (4)-05-31-12	10.85	0.06		1.31	1.37	0.06	—	—
Class W
05-31-13	12.22	0.15		2.98	3.13	0.19	—	—
05-31-12	12.49	0.15	•	(0.30)	(0.15)	0.12	—	—
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—
06-12-09 (4)-05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—
ING Corporate Leaders 100 Fund
Class A
05-31-13	10.99	0.19	•	3.02	3.21	0.16	0.05	—
05-31-12	11.34	0.15	•	(0.33)	(0.18)	0.17	—	—
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—
06-30-08(4)-05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—
Class B
05-31-13	10.94	0.08		3.04	3.12	0.06	0.05	—
05-31-12	11.28	0.08		(0.34)	(0.26)	0.08	—	—
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—
06-30-08 (4)-05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
05-31-13	0.14	—	15.12	25.50	1.23	1.08		1.08		0.99		336,884	59
05-31-12	0.09	—	12.18	(1.29)	1.26	1.08		1.08		0.98		300,026	71
05-31-11	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	0.12	—	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
Class B
05-31-13	0.03	—	14.79	24.50	1.98	1.83		1.83		0.22		2,412	59
05-31-12	0.02	—	11.91	(2.06)	2.01	1.83		1.83		0.23		3,118	71
05-31-11	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	0.03	—	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
Class C
05-31-13	0.05	—	14.68	24.57	1.98	1.83		1.83		0.24		11,009	59
05-31-12	0.02	—	11.83	(2.09)	2.01	1.83		1.83		0.23		9,488	71
05-31-11	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	0.04	—	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
Class I
05-31-13	0.18	—	15.19	25.95	0.92	0.75		0.75		1.33		45,163	59
05-31-12	0.13	—	12.23	(0.97)	0.96	0.75		0.75		1.23		31,518	71
05-31-11	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	0.15	—	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
Class O
05-31-13	0.14	—	15.10	25.56	1.23	1.08		1.08		0.99		21,773	59
05-31-12	0.09	—	12.16	(1.36)	1.26	1.08		1.08		0.98		18,409	71
05-31-11	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09 (4)-05-31-09	—	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class R
05-31-13	0.14	—	15.06	25.17	1.48	1.33		1.33		0.74		4	59
08-05-11 (4)-05-31-12	0.06	—	12.16	12.70	1.51	1.33		1.33		0.83		3	71
Class W
05-31-13	0.19	—	15.16	25.88	0.98	0.83		0.83		1.33		10,021	59
05-31-12	0.12	—	12.22	(1.10)	1.01	0.83		0.83		1.18		2,488	71
05-31-11	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09 (4)-05-31-10	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
05-31-13	0.21	—	13.99	29.58	0.96	0.90		0.90		1.56		200,599	23
05-31-12	0.17	—	10.99	(1.46)	1.85	0.90		0.90		1.43		7,431	92
05-31-11	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08 (4)-05-31-09	0.07	—	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
05-31-13	0.11	—	13.95	28.71	1.71	1.65		1.65		0.79		1,989	23
05-31-12	0.08	—	10.94	(2.23)	2.60	1.65		1.65		0.70		258	92
05-31-11	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08 (4)-05-31-09	0.06	—	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Corporate Leaders 100 Fund (continued)
Class C
05-31-13	10.98	0.12		3.03	3.15	0.11	0.05	—
05-31-12	11.36	0.07		(0.32)	(0.25)	0.13	—	—
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—
06-30-08 (4)-05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—
Class I
05-31-13	10.98	0.25	•	2.98	3.23	0.17	0.05	—
05-31-12	11.34	0.18		(0.33)	(0.15)	0.21	—	—
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—
06-30-08(4)-05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—
Class O
05-31-13	10.98	0.19	•	3.02	3.21	0.17	0.05	—
03-23-12 (4)-05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—
Class R
05-31-13	10.98	0.16	•	3.02	3.18	0.17	0.05	—
03-23-12(4)-05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—
Class W
05-31-13	11.01	0.21	•	3.03	3.24	0.18	0.05	—
05-31-12	11.36	0.18	•	(0.32)	(0.14)	0.21	—	—
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—
06-30-08 (4)-05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—
ING Large Cap Growth Fund
Class A
05-31-13	9.60	0.03		2.04	2.07	0.06	—	—
03-01-12 (4)-05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—
Class C
05-31-13	9.58	(0.06	)•	2.04	1.98	0.04	—	—
03-01-12 (4)-05-31-12	10.00	(0.00	)*	(0.42)	(0.42)	—	—	—
Class I
05-31-13	9.61	0.06	•	2.05	2.11	0.07	—	—
03-01-12 (4)-05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—
Class R
05-31-13	9.60	0.00	*	2.04	2.04	0.03	—	—
03-01-12 (4)-05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—
Class R6
05-31-13 (4)-05-31-13	11.65	0.00	*	—	0.00 *	—	—	—
Class W
05-31-13	9.61	0.05		2.04	2.09	0.06	—	—
03-01-12 (4)-05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—
ING Small Company Fund
Class A
05-31-13	13.04	0.01		3.16	3.17	—	1.13	—
05-31-12	14.65	(0.03)		(0.87)	(0.90)	—	0.71	—
05-31-11	11.70	(0.03)		2.98	2.95	—	—	—
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—
05-31-09	13.29	0.00	*	(4.06)	(4.06)	—	0.34	—
Class B
05-31-13	12.10	(0.09	)•	2.91	2.82	—	1.13	—
05-31-12	13.76	(0.14)		(0.81)	(0.95)	—	0.71	—
05-31-11	11.07	(0.11	)•	2.80	2.69	—	—	—
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—
05-31-09	12.79	(0.08)		(3.90)	(3.98)	—	0.34	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Corporate Leaders 100 Fund (continued)
Class C
05-31-13	0.16	—	13.97	28.94	1.71	1.40		1.40		1.05		26,086	23
05-31-12	0.13	—	10.98	(2.15)	2.60	1.65		1.65		0.71		1,346	92
05-31-11	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4)-05-31-09	0.07	—	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
05-31-13	0.22	—	13.99	29.85	0.61	0.60		0.60		1.96		98,747	23
05-31-12	0.21	—	10.98	(1.22)	1.60	0.65		0.65		1.69		85	92
05-31-11	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4)-05-31-09	0.08	—	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class O
05-31-13	0.22	—	13.97	29.63	0.96	0.90		0.90		1.56		70,197	23
03-23-12(4)-05-31-12	—	—	10.98	(6.15)	1.85	0.90		0.90		1.62		3	92
Class R
05-31-13	0.22	—	13.94	29.35	1.21	1.15		1.15		1.27		17,650	23
03-23-12(4)-05-31-12	—	—	10.98	(6.15)	2.10	1.15		1.15		2.15		3	92
Class W
05-31-13	0.23	—	14.02	29.82	0.71	0.65		0.65		1.69		2,420	23
05-31-12	0.21	—	11.01	(1.14)	1.60	0.65		0.65		1.67		1,840	92
05-31-11	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4)-05-31-09	0.08	—	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Large Cap Growth Fund
Class A
05-31-13	0.06	—	11.61	21.59	1.51	1.16		1.16		0.26		665	117
03-01-12(4)-05-31-12	—	—	9.60	(4.00)	1.53	1.15		1.15		0.32		29	22
Class C
05-31-13	0.04	—	11.52	20.70	2.26	1.91		1.91		(0.58)		694	117
03-01-12(4)-05-31-12	—	—	9.58	(4.20)	2.28	1.90		1.90		(0.26)		10	22
Class I
05-31-13	0.07	—	11.65	22.01	1.13	0.86		0.86		0.53		78,950	117
03-01-12(4)-05-31-12	—	—	9.61	(3.90)	1.23	0.85		0.85		0.65		36,417	22
Class R
05-31-13	0.03	—	11.61	21.31	1.76	1.41		1.41		0.07		269	117
03-01-12(4)-05-31-12	—	—	9.60	(4.00)	1.78	1.40		1.40		0.49		69	22
Class R6
05-31-13(4)-05-31-13	—	—	11.65	0.00	1.08	0.81		0.81		0.58		3	117
Class W
05-31-13	0.06	—	11.64	21.86	1.26	0.91		0.91		0.62		944	117
03-01-12(4)-05-31-12	—	—	9.61	(3.90)	1.28	0.90		0.90		0.54		3	22
ING Small Company Fund
Class A
05-31-13	1.13	—	15.08	25.86	1.41	1.41		1.41		0.08		51,827	55
05-31-12	0.71	—	13.04	(5.80)	1.48	1.48		1.48		(0.18)		56,759	60
05-31-11	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	0.34	—	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
Class B
05-31-13	1.13	—	13.79	24.93	2.16	2.16		2.16		(0.68)		1,032	55
05-31-12	0.71	—	12.10	(6.55)	2.23	2.23		2.23		(0.93)		1,255	60
05-31-11	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	0.34	—	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
ING Small Company Fund (continued)
Class C
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—
05-31-12	13.64	(0.12)	(0.82)	(0.94)	—	0.71	—
05-31-11	10.98	(0.11)•	2.77	2.66	—	—	—
05-31-10	8.40	(0.08)	2.66	2.58	—	—	—
05-31-09	12.68	(0.06)•	(3.88)	(3.94)	—	0.34	—
Class I
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—
05-31-12	15.95	0.04	(0.96)	(0.92)	0.03	0.71	—
05-31-11	12.69	0.02	3.24	3.26	—	—	—
05-31-10	9.61	0.01	3.07	3.08	—	—	—
05-31-09	14.30	0.03	(4.38)	(4.35)	—	0.34	—
Class O
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—
05-31-12	14.64	(0.03)	(0.87)	(0.90)	—	0.71	—
05-31-11	11.69	(0.02)	2.97	2.95	—	—	—
05-31-10	8.88	(0.01)	2.82	2.81	—	—	—
06-04-08(4)-05-31-09	13.19	0.00 *	(3.97)	(3.97)	—	0.34	—
Class R6
05-31-13(4)-05-31-13	16.66	0.00 *	—	0.00 *	—	—	—
Class W
05-31-13	14.26	0.05	3.48	3.53	0.01	1.14	—
05-31-12	15.93	0.01	(0.96)	(0.95)	0.01	0.71	—
05-31-11	12.69	0.00 *	3.24	3.24	—	—	—
06-12-09(4)-05-31-10	9.93	0.01	2.75	2.76	—	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Fund (continued)
Class C
05-31-13	1.13	—	13.66	25.01	2.16	2.16		2.16		(0.67)		5,607	55
05-31-12	0.71	—	11.99	(6.54)	2.23	2.23		2.23		(0.93)		5,119	60
05-31-11	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	0.34	—	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
Class I
05-31-13	1.19	—	16.66	26.40	1.16	1.04		1.04		0.45		415,044	55
05-31-12	0.74	—	14.29	(5.42)	1.19	1.04		1.04		0.25		278,353	60
05-31-11	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	0.34	—	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	23,278	174
Class O
05-31-13	1.13	—	15.07	25.88	1.41	1.41		1.41		0.08		2,095	55
05-31-12	0.71	—	13.03	(5.80)	1.48	1.48		1.48		(0.20)		1,844	60
05-31-11	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4)-05-31-09	0.34	—	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class R6
05-31-13(4)-05-31-13	—	—	16.66	0.00	1.04	1.04		1.04		0.51		3	55
Class W
05-31-13	1.15	—	16.64	26.24	1.16	1.16		1.16		0.33		992	55
05-31-12	0.72	—	14.26	(5.62)	1.23	1.23		1.23		0.05		1,287	60
05-31-11	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4)-05-31-10	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are eight separate active investment series which comprise the Company. The four series (each, a "Fund"; collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, Large Cap Growth, and Small Company. The investment objective of each Fund is described in the Funds' prospectuses.

Each Fund offers at least six of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC ("ING IM" or "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to each Fund. ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor") is the principal underwriter of the Funds.

Effective February 1, 2011, Small Company was closed to new shareholders, except for shares purchased by: (1) shareholders participating in wrap fee programs offered by broker-dealers and financial institutions; (2) certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; (3) employees of the Adviser or Sub-Adviser and their affiliates; or (4) registered investment companies. Investments by currently invested separate accounts, qualified retirement plans (such as 401(a), 401(k), or other defined contribution plans and defined benefit plans), 529 plans, custodial accounts, and investment companies may be made on behalf of existing and future participants. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective on December 14, 2012, the Fund was reopened to new investments.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value ("NAV"). Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the "Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Sub-Adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing

Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended May 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2013, Core Equity Research, Corporate Leaders 100, and Large Cap Growth purchased futures contracts on various equity indices to "equitize" cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund's respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2013, Core Equity Research and Corporate Leaders 100 had average notional values on futures contracts purchased of $2,589,758 and $3,849,294, respectively. Large Cap Growth entered into only one futures contract during the year ended May 31, 2013, with a notional amount of $8,787,139. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts for both Core Equity Research and Corporate Leaders 100 at May 31, 2013. There were no open futures contracts for Large Cap Growth at May 31, 2013.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100, Large Cap Growth and Small Company declare and pay dividends annually. Core Equity Research declares and pays dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$225,255,537	$255,958,557
Corporate Leaders 100	115,975,712	68,522,314
Large Cap Growth	92,971,162	59,346,979
Small Company	245,122,680	217,056,882

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100(1) — 0.400% on the first $500 million, 0.35% on the next $500 million and 0.30% in excess of $1 billion; for Large Cap Growth — 0.700% on all assets; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Large Cap Growth, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

(1)  Prior to October 1, 2012, the management fee was 0.400% on all assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Class B	Class C		Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%		0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00	%(1)	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%		N/A	0.50%
Small Company	0.25%	1.00%	1.00%		0.25%	N/A

(1)  Effective July 21, 2012, the Distributor has agreed to waive 0.25% of the distribution fee through October 1, 2013.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Core Equity Research	$9,398	$—
Corporate Leaders 100	17,929	—
Large Cap Growth	1,386	—
Small Company	3,264	—
Contingent Deferred Sales Charges:
Core Equity Research	$63	$307
Corporate Leaders 100	—	451
Small Company	—	29

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Large Cap Growth	20.23%
ING Global Target Payment Fund	Large Cap Growth	9.53%
ING National Trust	Core Equity Research	6.05%
	Corporate Leaders 100	5.27%
	Small Company	6.71%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds. Therefore, because the Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other.

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2013, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C		Class I	Class O	Class R	Class R6	Class W
Core Equity Research(1)	1.08%	1.83%	1.83%		0.83%	1.08%	1.33%	N/A	0.83%
Corporate Leaders 100	0.90%	1.65%	1.45	%(2)	0.65%	0.90%	1.15%	N/A	0.65%
Large Cap Growth(1)	1.15%	N/A	1.90%		0.90%	N/A	1.40%	0.80%	0.90%
Small Company(1)	1.50%	2.25%	2.25%		1.25%	1.50%	N/A	1.04%	1.25%

(1)  Pursuant to side agreements, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Core Equity Research is 0.75%, the expense limit for Class I of Large Cap Growth is 0.85% and the expense limit for Class I of Small Company is 1.04%. These expense limits are subject to possible recoupment. The side agreements will continue unless: (i) the Board of Directors approves a modification or termination of the side agreements; or (ii) the Management Agreement or the Expense Limitation Agreement has been terminated.

(2)  Prior to July 21, 2012, the expense limit was 1.65%.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund. As of May 31, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2014	2015	2016	Total
Core Equity Research	$737,036	$685,965	$573,932	$1,996,933
Corporate Leaders 100	83,960	101,902	74,645	260,507
Large Cap Growth	—	30,088	139,442	169,530
Small Company	—	—	1,323	1,323

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2013, are as follows:

	May 31,
	2014	2015	2016	Total
Core Equity Research
Class I	$—	$12,845	$7,548	$20,393
Corporate Leaders 100
Class A	—	—	83,395	83,395
Class B	—	—	897	897
Class C	—	—	10,534	10,534
Class O	—	—	28,594	28,594
Class R	—	—	5,769	5,769
Class W	—	—	949	949
Large Cap Growth
Class A	—	—	353	353
Class C	—	—	397	397
Class R	—	—	245	245
Class W	—	—	440	440
Small Company
Class I	237,390	407,113	407,776	1,052,279

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board of Directors; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit is available were a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Core Equity Research	5	$823,000	1.15%
Corporate Leaders 100	4	2,417,500	1.31%
Large Cap Growth	7	2,680,000	1.14%
Small Company	1	15,690,000	1.31%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
5/31/13	1,008,420	—	230,265	(3,592,529)	(2,353,844)	13,515,957	—	2,986,995	(48,894,678)	(32,391,726)
5/31/12	729,982	—	187,027	(3,713,193)	(2,796,184)	8,626,294	—	2,133,630	(43,972,230)	(33,212,306)
Class B
5/31/13	8,865	—	455	(108,160)	(98,840)	115,870	—	5,926	(1,405,609)	(1,283,813)
5/31/12	3,514	—	476	(251,717)	(247,727)	39,314	—	5,192	(2,921,907)	(2,877,401)
Class C
5/31/13	57,589	—	2,282	(111,941)	(52,070)	775,368	—	29,237	(1,494,447)	(689,842)
5/31/12	36,848	—	1,441	(157,164)	(118,875)	415,427	—	15,607	(1,786,179)	(1,355,145)
Class I
5/31/13	1,032,022	—	35,920	(670,982)	396,960	14,193,356	—	467,525	(9,014,786)	5,646,095
5/31/12	3,093,356	—	39,500	(4,798,488)	(1,665,632)	37,898,343	—	467,650	(50,335,466)	(11,969,473)
Class O
5/31/13	286,624	—	265	(358,201)	(71,312)	3,881,117	—	3,433	(4,929,726)	(1,045,176)
5/31/12	375,766	—	233	(351,240)	24,759	4,444,725	—	2,665	(4,159,916)	287,474
Class R
5/31/13	—	—	—	—	—	—	—	—	—	—
8/5/11(1) - 5/31/12	276	—	—	—	276	3,000	—	—	—	3,000
Class W
5/31/13	733,309	—	5,127	(280,884)	457,552	10,218,148	—	66,958	(3,848,825)	6,436,281
5/31/12	213,926	—	77	(17,757)	196,246	2,694,436	—	890	(222,905)	2,472,421
Corporate Leaders 100
Class A
5/31/13	579,775	15,735,727	144,980	(2,799,472)	13,661,010	7,365,840	179,682,662	1,745,216	(44,215,340)	144,578,378
5/31/12	193,265	—	4,870	(296,801)	(98,666)	2,087,801	—	49,766	(3,156,893)	(1,019,326)
Class B
5/31/13	1,443	163,717	1,122	(47,341)	118,941	18,197	1,868,522	13,479	(2,533,835)	(633,637)
5/31/12	7,774	—	131	(4,658)	3,247	86,224	—	1,340	(47,160)	40,404
Class C
5/31/13	263,721	1,779,192	13,608	(311,309)	1,745,212	3,245,893	20,317,331	163,454	(17,117,808)	6,608,870
5/31/12	81,958	—	1,024	(20,284)	62,698	901,727	—	10,489	(220,990)	691,226
Class I
5/31/13	7,362,110	694,763	87,636	(1,094,510)	7,049,999	88,477,778	7,918,519	1,053,637	(46,650,764)	50,799,170
5/31/12	527	—	151	(30)	648	5,618	—	1,538	(315)	6,841
Class O
5/31/13	541,836	5,246,649	2,496	(766,987)	5,023,994	23,253,925	59,815,226	30,048	(9,655,525)	73,443,674
3/23/12(1) - 5/31/12	256	—	—	—	256	3,000	—	—	—	3,000
Class R
5/31/13	464,828	941,193	10,320	(150,476)	1,265,865	11,278,244	10,715,819	123,891	(1,878,182)	20,239,772
3/23/12(1) - 5/31/12	256	—	—	—	256	3,000	—	—	—	3,000
Class W
5/31/13	59,900	288	3,173	(57,912)	5,449	737,906	3,291	37,449	(713,679)	64,967
5/31/12	76,132	—	3,059	(102,883)	(23,692)	820,074	—	31,263	(1,130,775)	(279,438)
Large Cap Growth
Class A
5/31/13	58,802	—	105	(4,672)	54,235	626,596	—	1,076	(49,438)	578,234
3/1/12(1) - 5/31/12	3,869	—	—	(833)	3,036	38,969	—	—	(8,310)	30,659
Class C
5/31/13	59,489	—	44	(314)	59,219	622,307	—	448	(3,235)	619,520
3/1/12(1) - 5/31/12	1,073	—	—	—	1,073	10,838	—	—	(10)	10,828
Class I
5/31/13	5,574,649	—	21,158	(2,606,518)	2,989,289	59,764,708	—	218,141	(27,856,833)	32,126,016
3/1/12(1) - 5/31/12	3,978,205	—	—	(188,840)	3,789,365	39,912,334	—	—	(1,926,863)	37,985,471

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class R
5/31/13	24,255	—	56	(8,362)	15,949	245,837	—	581	(87,703)	158,715
3/1/12(1) - 5/31/12	7,194	—	—	(1)	7,193	72,526	—	—	(21)	72,505
Class R6
5/31/13(1) - 5/31/13	258	—	—	—	258	3,000	—	—	—	3,000
Class W
5/31/13	91,088	—	179	(10,438)	80,829	980,029	—	1,845	(109,528)	872,346
3/1/12(1) - 5/31/12	301	—	—	—	301	3,020	—	—	(10)	3,010
Small Company
Class A
5/31/13	288,302	—	305,653	(1,510,568)	(916,613)	3,995,109	—	3,909,299	(20,809,170)	(12,904,762)
5/31/12	458,051	—	280,913	(2,373,821)	(1,634,857)	6,163,122	—	3,399,042	(31,338,459)	(21,776,295)
Class B
5/31/13	2,245	—	6,845	(38,006)	(28,916)	27,909	—	80,363	(480,486)	(372,214)
5/31/12	852	—	6,882	(54,573)	(46,839)	9,540	—	77,555	(675,665)	(588,570)
Class C
5/31/13	44,144	—	33,146	(93,621)	(16,331)	564,904	—	385,158	(1,183,570)	(233,508)
5/31/12	11,064	—	23,901	(130,756)	(95,791)	132,518	—	266,973	(1,574,188)	(1,174,697)
Class I
5/31/13	10,172,468	—	1,785,328	(6,514,210)	5,443,586	153,030,573	—	25,190,985	(99,322,431)	78,899,127
5/31/12	5,906,447	—	898,398	(4,922,500)	1,882,345	85,368,974	—	11,894,781	(71,100,355)	26,163,400
Class O
5/31/13	28,313	—	—	(30,813)	(2,500)	382,902	—	—	(428,877)	(45,975)
5/31/12	50,330	—	—	(75,896)	(25,566)	648,126	—	—	(1,011,951)	(363,825)
Class R6
5/31/13(1) - 5/31/13	180	—	—	—	180	3,000	—	—	—	3,000
Class W
5/31/13	25,424	—	5,125	(61,166)	(30,617)	388,521	—	72,212	(893,451)	(432,718)
5/31/12	35,509	—	4,867	(56,786)	(16,410)	506,130	—	64,346	(820,653)	(250,177)

(1) Commencement of operations.
NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

market and other risks associated with investing in a Fund. At May 31, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Core Equity Research	$25,458	$26,106
Small Company	24,638,666	25,406,415

NOTE 12 — REORGANIZATIONS

On July 21, 2012, Corporate Leaders 100 ("Acquiring Fund") acquired all of the net assets of ING Index Plus LargeCap Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2013, are as follows:

Net investment income	$5,347,323
Net realized and unrealized loss on investments	$121,992,791
Net increase in net assets resulting from operations	$127,340,114

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
Corporate Leaders 100	ING Index Plus LargeCap Fund	$280,321	$11,943	$72,197	$35,563	1.3579

The net assets of Corporate Leaders 100 after the acquisition were $292,264,293.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2013:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Core Equity Research	$3,527	$(3,527)
Corporate Leaders 100	2,490	(2,490)
Large Cap Growth	152	(152)
Small Company	(94,834)	94,834

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Core Equity Research	$4,187,617	$—	$3,069,938	$—
Corporate Leaders 100	2,810,490	1,349,515	149,513	—
Large Cap Growth	223,693	—	—	—
Small Company	13,338,224	17,152,867	3,738,408	14,165,500

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Core Equity Research	$1,247,511	$—	$—	$104,347,677	$(18,823,441)	2016
					(26,664,329)	2017
					(9,719,584)	2018
					$(55,207,354)*
Corporate Leaders 100	2,377,220	—	(1,226,927)	103,146,787	$(6,281,658)	2015
					(61,368,081)	2017
					$(67,649,739)*
Large Cap Growth	371,262	39,395	—	8,659,451	$—	—
Small Company	9,165,704	11,686,625	—	58,562,022	$(2,192,250)	2016
					(730,750)	2017
					(730,750)	2018
					$(3,653,750)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of May 31, 2013, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets (All Funds except Corporate Leaders 100). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 14 — CONCENTRATION OF INVESTMENT RISK (continued)

standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund ("Underlying Fund") of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring

Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the "Form S-1") with the U.S. Securities and Exchange Commission ("SEC") to register an initial public offering of ING U.S. common stock (the "IPO"). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. The overallotment option was exercised on May 28, 2013 and closed on May 31, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Corporate Leaders 100 and Large Cap Growth approved new advisory and sub-advisory agreements on May 6, 2013, shareholders of Small Company approved a new advisory and sub-advisory agreement on June 6, 2013 and shareholders of Core Equity Research approved a new advisory and sub-advisory agreement on June 12, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's and affiliated entities' loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and its operations.

Shareholder Proxy Proposals

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the "Nominees")

for election as Directors of the Company. The Nominees include Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees was effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds are now governed by the Board made up of the same individuals.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2013, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Core Equity Research
Class A	$0.0467	July 2, 2013	June 28, 2013
Class B	$0.0000	July 2, 2013	June 28, 2013
Class C	$0.0000	July 2, 2013	June 28, 2013
Class I	$0.0712	July 2, 2013	June 28, 2013
Class O	$0.0469	July 2, 2013	June 28, 2013
Class R	$0.0307	July 2, 2013	June 28, 2013
Class W	$0.0684	July 2, 2013	June 28, 2013

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 11.2%
221,800		Comcast Corp. - Class A	$8,905,270	2.1
110,504		Delphi Automotive PLC	5,393,700	1.3
63,200		Estee Lauder Cos., Inc.	4,283,696	1.0
126,679		Macy's, Inc.	6,123,663	1.4
67,766	@	Michael Kors Holdings Ltd.	4,257,060	1.0
94,400	@	Penn National Gaming, Inc.	5,195,776	1.2
105,800		Starbucks Corp.	6,672,806	1.6
208,897		Other Securities	7,046,884	1.6
			47,878,855	11.2
		Consumer Staples: 9.9%
68,700		Costco Wholesale Corp.	7,534,329	1.8
124,900		Kraft Foods Group, Inc.	6,885,737	1.6
142,100		Mondelez International, Inc.	4,186,266	1.0
75,000		Philip Morris International, Inc.	6,818,250	1.6
104,400		Procter & Gamble Co.	8,013,744	1.9
93,800		Whole Foods Market, Inc.	4,864,468	1.1
95,600		Other Securities	3,823,044	0.9
			42,125,838	9.9
		Energy: 10.8%
49,500		Anadarko Petroleum Corp.	4,329,765	1.0
200,620		ExxonMobil Corp.	18,150,092	4.3
100,500		Halliburton Co.	4,205,925	1.0
60,600		Occidental Petroleum Corp.	5,579,442	1.3
207,195		Other Securities (a)	13,770,139	3.2
			46,035,363	10.8
		Financials: 15.6%
59,900		Ameriprise Financial, Inc.	4,883,048	1.2
100,800		Arthur J. Gallagher & Co.	4,402,944	1.0
133,120		Citigroup, Inc.	6,920,909	1.6
304,900		Fifth Third Bancorp.	5,549,180	1.3
179,400		Invesco Ltd.	6,052,956	1.4
186,298		JPMorgan Chase & Co.	10,170,008	2.4
106,400		Prudential Financial, Inc.	7,338,408	1.7
57,200		Travelers Cos., Inc.	4,788,784	1.1
263,290		Wells Fargo & Co.	10,676,409	2.5
181,834		XL Group PLC	5,715,043	1.4
			66,497,689	15.6
		Health Care: 11.3%
47,000	@	Actavis, Inc.	5,794,630	1.3
68,100		Amgen, Inc.	6,846,093	1.6
66,889	@	Covidien PLC	4,254,140	1.0
Shares			Value	Percentage of Net Assets
72,900	@	Express Scripts Holding Co.	$4,528,548	1.1
123,300	@	Gilead Sciences, Inc.	6,717,384	1.6
135,200		HCA Holdings, Inc.	5,280,912	1.2
434,500		Pfizer, Inc.	11,831,435	2.8
86,100		Other Securities	3,157,287	0.7
			48,410,429	11.3
		Industrials: 12.1%
62,700		Boeing Co.	6,208,554	1.5
168,200		CSX Corp.	4,240,322	1.0
69,700		Fluor Corp.	4,405,737	1.0
68,500		General Dynamics Corp.	5,281,350	1.3
34,200		Roper Industries, Inc.	4,248,324	1.0
36,763		Union Pacific Corp.	5,684,295	1.3
131,000		Waste Connections, Inc.	5,271,440	1.2
233,500		Other Securities	16,344,453	3.8
			51,684,475	12.1
		Information Technology: 17.2%
54,600	@	Ansys, Inc.	4,067,700	1.0
35,048		Apple, Inc.	15,760,385	3.7
72,600	@	Cognizant Technology Solutions Corp.	4,693,590	1.1
260,900	@	EMC Corp.	6,459,884	1.5
12,700	@	Google, Inc. - Class A	11,054,207	2.6
28,700		International Business Machines Corp.	5,970,174	1.4
147,700	@	NetApp, Inc.	5,543,181	1.3
278,500		Oracle Corp.	9,402,160	2.2
442,500		Other Securities	10,456,481	2.4
			73,407,762	17.2
		Materials: 3.5%
75,200		Eastman Chemical Co.	5,393,344	1.3
114,900		EI Du Pont de Nemours & Co.	6,410,271	1.5
61,400		Other Securities	3,030,090	0.7
			14,833,705	3.5
		Telecommunication Services: 2.3%
135,800		Verizon Communications, Inc.	6,583,584	1.5
92,800		Other Securities	3,169,120	0.8
			9,752,704	2.3
		Utilities: 2.4%
53,700		Sempra Energy	4,365,810	1.0
175,800		Other Securities	6,072,134	1.4
			10,437,944	2.4
		Total Common Stock (Cost $304,027,307)	411,064,764	96.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc(1): 0.0%
$26,106	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $26,106, collateralized by various U.S. Government Securities, 0.000%-9.125%, Market Value plus accrued interest $26,628, due 06/27/13-05/15/43) (Cost $26,106)	$26,106	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.5%
15,134,079	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $15,134,079)	$15,134,079	3.5
	Total Short-Term Investments (Cost $15,160,185)	15,160,185	3.5
	Total Investments in Securities (Cost $319,187,492)	$426,224,949	99.8
	Assets in Excess of Other Liabilities	1,041,163	0.2
	Net Assets	$427,266,112	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $321,877,283.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$108,624,376
Gross Unrealized Depreciation	(4,276,710)
Net Unrealized Appreciation	$104,347,666

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2013
Asset Table Investments, at fair value
Common Stock*	$411,064,764	$—	$—	$411,064,764
Short-Term Investments	15,134,079	26,106	—	15,160,185
Total Investments, at fair value	$426,198,843	$26,106	$—	$426,224,949
Liabilities Table Other Financial Instruments+
Futures	$(37,504)	$—	$—	$(37,504)
Total Liabilities	$(37,504)	$—	$—	$(37,504)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2013 (CONTINUED)

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

ING Core Equity Research Fund Open Futures Contracts on May 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	36	06/21/13	$2,932,200	$(37,504)
			$2,932,200	$(37,504)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets - Unrealized depreciation*	$37,504
Total Liability Derivatives		$37,504

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$306,611
Total	$306,611
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(37,504)
Total	$(37,504)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 12.0%
14,855	@	Amazon.com, Inc.	$3,996,441	1.0
298,089		Ford Motor Co.	4,674,036	1.1
56,580		Home Depot, Inc.	4,450,583	1.1
103,215		Lowe's Cos., Inc.	4,346,384	1.0
130,359		News Corp. - Class A	4,185,827	1.0
67,421		Nike, Inc.	4,157,179	1.0
69,246		Starbucks Corp.	4,367,345	1.0
69,588		Time Warner, Inc.	4,061,852	1.0
69,785		Walt Disney Co.	4,402,038	1.1
191,307		Other Securities	11,604,120	2.7
			50,245,805	12.0
		Consumer Staples: 11.4%
114,524		Altria Group, Inc.	4,134,316	1.0
36,954		Costco Wholesale Corp.	4,052,745	1.0
71,663		CVS Caremark Corp.	4,126,356	1.0
54,657		HJ Heinz Co.	3,954,981	1.0
50,336		PepsiCo, Inc.	4,065,639	1.0
83,420		Walgreen Co.	3,984,139	1.0
442,022		Other Securities	23,412,606	5.4
			47,730,782	11.4
		Energy: 11.5%
51,901		Apache Corp.	4,262,629	1.0
32,788		Chevron Corp.	4,024,727	1.0
65,267		ConocoPhillips	4,003,478	1.0
43,506		ExxonMobil Corp.	3,935,988	1.0
96,920		Halliburton Co.	4,056,102	1.0
50,439		Occidental Petroleum Corp.	4,643,919	1.1
412,944		Other Securities	23,161,140	5.4
			48,087,983	11.5
		Financials: 16.6%
58,686		American Express Co.	4,443,117	1.1
322,218		Bank of America Corp.	4,401,498	1.1
141,246		Bank of New York Mellon Corp.	4,245,855	1.0
38,201	@	Berkshire Hathaway, Inc.	4,357,588	1.0
71,886		Capital One Financial Corp.	4,380,014	1.1
88,636		Citigroup, Inc.	4,608,186	1.1
26,656		Goldman Sachs Group, Inc.	4,320,404	1.0
82,495		JPMorgan Chase & Co.	4,503,402	1.1
7,325		Mastercard, Inc.	4,177,081	1.0
103,270		Metlife, Inc.	4,565,567	1.1
176,794		Morgan Stanley	4,578,965	1.1
24,755		Simon Property Group, Inc.	4,120,222	1.0
116,729		US Bancorp.	4,092,519	1.0
Shares			Value	Percentage of Net Assets
23,366		Visa, Inc.	$4,162,419	1.0
106,564		Wells Fargo & Co.	4,321,170	1.0
80,969		Other Securities	3,905,944	0.9
			69,183,951	16.6
		Health Care: 11.9%
113,861		Abbott Laboratories	4,175,283	1.0
98,151		AbbVie, Inc.	4,190,066	1.0
96,634		Bristol-Myers Squibb Co.	4,446,130	1.1
82,581	@	Gilead Sciences, Inc.	4,499,013	1.1
48,490		Johnson & Johnson	4,081,888	1.0
84,711		Medtronic, Inc.	4,321,108	1.0
89,360		Merck & Co., Inc.	4,173,112	1.0
69,600		UnitedHealth Group, Inc.	4,359,048	1.1
301,679		Other Securities	15,274,699	3.6
			49,520,347	11.9
		Industrials: 13.9%
37,428		3M Co.	4,127,186	1.0
45,717		Boeing Co.	4,526,897	1.1
71,185		Emerson Electric Co.	4,090,290	1.0
56,088		General Dynamics Corp.	4,324,385	1.0
170,595		General Electric Co.	3,978,275	1.0
52,425		Honeywell International, Inc.	4,113,266	1.0
41,715		Lockheed Martin Corp.	4,414,698	1.1
67,468		Raytheon Co.	4,496,068	1.1
27,983		Union Pacific Corp.	4,326,731	1.0
42,553		United Technologies Corp.	4,038,280	1.0
183,497		Other Securities	15,698,211	3.6
			58,134,287	13.9
		Information Technology: 13.0%
52,628		Accenture PLC	4,321,285	1.0
189,185		Cisco Systems, Inc.	4,555,575	1.1
75,682	@	eBay, Inc.	4,094,396	1.0
165,369	@	EMC Corp.	4,094,536	1.0
4,911	@	Google, Inc. - Class A	4,274,584	1.0
167,122		Hewlett-Packard Co.	4,081,119	1.0
180,520		Intel Corp.	4,383,026	1.0
138,906		Microsoft Corp.	4,845,041	1.2
123,341		Oracle Corp.	4,163,992	1.0
112,336		Texas Instruments, Inc.	4,031,739	1.0
86,505		Other Securities	11,559,393	2.7
			54,404,686	13.0
		Materials: 3.9%
124,001		Dow Chemical Co.	4,273,075	1.0
80,604		EI Du Pont de Nemours & Co.	4,496,897	1.1
155,617		Other Securities	7,440,767	1.8
			16,210,739	3.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Telecommunication Services: 1.8%
188,134	Other Securities	$7,669,050	1.8
	Utilities: 2.7%
282,649	Other Securities	11,110,957	2.7
	Total Common Stock (Cost $303,722,865)	412,298,587	98.7
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
4,583,068	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,583,068)	4,583,068	1.1
	Total Short-Term Investments (Cost $4,583,068)	4,583,068	1.1
	Total Investments in Securities (Cost $308,305,933)	$416,881,655	99.8
	Assets in Excess of Other Liabilities	805,557	0.2
	Net Assets	$417,687,212	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $313,734,868.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$109,883,556
Gross Unrealized Depreciation	(6,736,769)
Net Unrealized Appreciation	$103,146,787

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2013
Asset Table Investments, at fair value
Common Stock*	$412,298,587	$—	$—	$412,298,587
Short-Term Investments	4,583,068	—	—	4,583,068
Total Investments, at fair value	$416,881,655	$—	$—	$416,881,655
Other Financial Instruments+
Futures	$168,550	$—	$—	$168,550
Total Assets	$417,050,205	$—	$—	$417,050,205

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2013 (CONTINUED)

ING Corporate Leaders 100 Fund Open Futures Contracts on May 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	42	06/21/13	$3,420,900	$168,550
			$3,420,900	$168,550

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$168,550
Total Asset Derivatives		$168,550

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,189,058
Total	$1,189,058
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$168,550
Total	$168,550

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND  AS OF MAY 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 19.1%
27,038		Best Buy Co., Inc.	$744,897	0.9
42,280		Comcast Corp. - Class A	1,697,542	2.1
24,690		Delphi Automotive PLC	1,205,119	1.5
19,500	@	Discovery Communications, Inc. - Class A	1,537,770	1.9
30,130		Gap, Inc.	1,221,772	1.5
28,550		Home Depot, Inc.	2,245,743	2.8
21,860		Macy's, Inc.	1,056,712	1.3
19,270	@	Michael Kors Holdings Ltd.	1,210,541	1.5
12,070		Petsmart, Inc.	814,725	1.0
26,470		Starbucks Corp.	1,669,463	2.0
17,040		Walt Disney Co.	1,074,883	1.3
17,056		Other Securities	1,073,169	1.3
			15,552,336	19.1
		Consumer Staples: 12.3%
37,760		Coca-Cola Co.	1,510,022	1.9
21,310		Coca-Cola Enterprises, Inc.	791,880	1.0
14,380		Costco Wholesale Corp.	1,577,055	1.9
17,050		CVS Caremark Corp.	981,739	1.2
11,520		Hershey Co.	1,026,547	1.3
25,720		Mondelez International, Inc.	757,711	0.9
13,870		Philip Morris International, Inc.	1,260,922	1.5
16,860		Whole Foods Market, Inc.	874,360	1.1
19,131		Other Securities	1,240,432	1.5
			10,020,668	12.3
		Energy: 4.5%
8,900		Anadarko Petroleum Corp.	778,483	1.0
6,610		EOG Resources, Inc.	853,351	1.0
21,570		Halliburton Co.	902,704	1.1
12,550		Occidental Petroleum Corp.	1,155,479	1.4
			3,690,017	4.5
		Financials: 8.1%
11,090		Ameriprise Financial, Inc.	904,057	1.1
4,880		Blackrock, Inc.	1,362,496	1.7
13,950		Equifax, Inc.	849,555	1.1
12,742		Travelers Cos., Inc.	1,066,760	1.3
11,070		Visa, Inc.	1,972,010	2.4
5,623		Other Securities	426,561	0.5
			6,581,439	8.1
		Health Care: 12.9%
11,300		Allergan, Inc.	1,124,237	1.4
18,060		Amgen, Inc.	1,815,572	2.2
8,060	@	Celgene Corp.	996,619	1.2
18,180	@	Express Scripts Holding Co.	1,129,342	1.4
Shares			Value	Percentage of Net Assets
36,600	@	Gilead Sciences, Inc.	$1,993,968	2.4
20,818		HCA Holdings, Inc.	813,151	1.0
11,370		McKesson Corp.	1,294,588	1.6
16,593		Other Securities	1,365,882	1.7
			10,533,359	12.9
		Industrials: 11.8%
26,285		Ametek, Inc.	1,134,198	1.4
24,410		Danaher Corp.	1,509,026	1.8
7,380		Flowserve Corp.	1,240,799	1.5
14,590		Ingersoll-Rand PLC - Class A	839,363	1.0
16,494		Pall Corp.	1,124,891	1.4
10,980		Roper Industries, Inc.	1,363,935	1.7
7,440		Union Pacific Corp.	1,150,373	1.4
26,323		Other Securities	1,275,299	1.6
			9,637,884	11.8
		Information Technology: 27.4%
9,560		Apple, Inc.	4,298,941	5.3
25,530		Broadcom Corp.	916,782	1.1
80,360	@	EMC Corp.	1,989,714	2.4
4,200	@	Google, Inc. - Class A	3,655,722	4.5
17,250		International Business Machines Corp.	3,588,345	4.4
18,060		Intuit, Inc.	1,055,426	1.3
73,690		Microsoft Corp.	2,570,307	3.2
75,020		Oracle Corp.	2,532,675	3.1
37,450		Other Securities	1,721,043	2.1
			22,328,955	27.4
		Materials: 2.1%
16,610		Monsanto Co.	1,671,630	2.1
		Total Common Stock (Cost $70,762,892)	80,016,288	98.2
SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
923,277		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $923,277)	923,277	1.1
		Total Short-Term Investments (Cost $923,277)	923,277	1.1
		Total Investments in Securities (Cost $71,686,169)	$80,939,565	99.3
		Assets in Excess of Other Liabilities	585,685	0.7
		Net Assets	$81,525,250	100.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND  AS OF MAY 31, 2013 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $72,280,114.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,024,017
Gross Unrealized Depreciation	(1,364,566)
Net Unrealized Appreciation	$8,659,451

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2013
Asset Table Investments, at fair value
Common Stock*	$80,016,288	$—	$—	$80,016,288
Short-Term Investments	923,277	—	—	923,277
Total Investments, at fair value	$80,939,565	$—	$—	$80,939,565

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(13,409)
Total	$(13,409)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 15.3%
67,072	@,L	Bally Technologies, Inc.	$3,819,750	0.8
91,400		Cheesecake Factory	3,648,688	0.8
75,400	@	Childrens Place Retail Stores, Inc.	4,021,082	0.8
223,600	@	Express, Inc.	4,874,480	1.0
174,600		Finish Line	3,677,076	0.8
234,630		La-Z-Boy, Inc.	4,333,616	0.9
81,873	@	Life Time Fitness, Inc.	4,080,550	0.9
76,219		Monro Muffler, Inc.	3,583,817	0.7
80,650		Wolverine World Wide, Inc.	4,222,028	0.9
1,319,118		Other Securities (a)	36,800,602	7.7
			73,061,689	15.3
		Consumer Staples: 2.2%
255,665		Other Securities	10,456,974	2.2
		Energy: 5.7%
217,900	@,L	Bill Barrett Corp.	4,918,003	1.0
168,350	@	Carrizo Oil & Gas, Inc.	4,319,861	0.9
121,400	@	EPL Oil & Gas, Inc.	3,696,630	0.8
91,419	@	Unit Corp.	4,129,396	0.9
1,401,761		Other Securities (a)	10,234,002	2.1
			27,297,892	5.7
		Financials: 22.8%
22,700	@	Affiliated Managers Group, Inc.	3,722,800	0.8
92,300		American Campus Communities, Inc.	3,768,609	0.8
228,909		CubeSmart	3,582,426	0.7
586,865		DCT Industrial Trust, Inc.	4,331,064	0.9
167,263		First American Financial Corp.	3,994,240	0.8
224,246		FirstMerit Corp.	4,231,522	0.9
162,010		LaSalle Hotel Properties	4,277,064	0.9
83,122		ProAssurance Corp.	4,172,724	0.9
91,209		Prosperity Bancshares, Inc.	4,568,659	1.0
102,485	@	Stifel Financial Corp.	3,688,435	0.8
353,100		Susquehanna Bancshares, Inc.	4,240,731	0.9
48,320	@	SVB Financial Group	3,739,485	0.8
172,400		Webster Financial Corp.	4,025,540	0.8
98,441		Wintrust Financial Corp.	3,715,163	0.8
1,834,250		Other Securities (a)	52,330,148	11.0
			108,388,610	22.8
Shares			Value	Percentage of Net Assets
		Health Care: 9.1%
107,054	@	Align Technology, Inc.	$3,827,180	0.8
168,134	@	Healthsouth Corp.	4,924,645	1.0
1,013,332		Other Securities (a)	34,636,194	7.3
			43,388,019	9.1
		Industrials: 17.4%
142,126		Actuant Corp.	4,832,284	1.0
63,160		Acuity Brands, Inc.	4,741,421	1.0
77,400	@	Atlas Air Worldwide Holdings, Inc.	3,592,908	0.8
134,442		Barnes Group, Inc.	4,062,837	0.9
133,030		Brady Corp.	4,328,796	0.9
269,300		Heartland Express, Inc.	3,864,455	0.8
107,628	@	HUB Group, Inc.	3,907,973	0.8
242,300	@	Orbital Sciences Corp.	4,405,014	0.9
50,500	@	Teledyne Technologies, Inc.	3,899,610	0.8
106,303		Waste Connections, Inc.	4,277,633	0.9
101,477		Woodward Governor Co.	3,972,825	0.8
1,349,138		Other Securities (a)	37,145,051	7.8
			83,030,807	17.4
		Information Technology: 14.9%
141,300	@	Cardtronics, Inc.	4,031,289	0.9
94,278	@	Micros Systems, Inc.	3,978,532	0.8
176,524	@	Microsemi Corp.	3,871,171	0.8
83,200		Power Integrations, Inc.	3,551,808	0.7
166,900	@	PTC, Inc.	4,190,859	0.9
2,863,111		Other Securities (a)	51,342,115	10.8
			70,965,774	14.9
		Materials: 5.2%
97,323		Buckeye Technologies, Inc.	3,627,228	0.8
254,900		Commercial Metals Co.	3,930,558	0.8
122,700		HB Fuller Co.	5,100,639	1.1
1,084,325		Other Securities (a)	12,184,329	2.5
			24,842,754	5.2
		Utilities: 2.7%
105,700		El Paso Electric Co.	3,783,003	0.8
219,320		Other Securities	8,959,795	1.9
			12,742,798	2.7
		Total Common Stock (Cost $396,868,528)	454,175,317	95.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
92,000	iShares Russell 2000 Index Fund	$9,002,200	1.9
	Total Exchange- Traded Funds (Cost $7,673,149)	9,002,200	1.9
	Total Long-Term Investments (Cost $404,541,677)	463,177,517	97.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.5%
	Securities Lending Collateralcc(1): 5.3%
$1,270,307	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $1,270,313, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,295,734, due 02/15/14-11/15/39)	$1,270,307	0.3
6,034,027	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $6,034,072, collateralized by various U.S. Government Agency Obligations, 3.000%-5.375%, Market Value plus accrued interest $6,154,710, due 07/15/16-10/20/42)	6,034,027	1.2
Principal Amount†		Value	Percentage of Net Assets
$6,034,027	Cantor Fitzgerald, Repurchase Agreement dated 05/31/13, 0.12%, due 06/03/13 (Repurchase Amount $6,034,087, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.000%-12.500%, Market Value plus accrued interest $6,153,030, due 06/01/13-05/01/51)	$6,034,027	1.3
6,034,027	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $6,034,057, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $6,154,710, due 06/07/13-07/30/41)	6,034,027	1.2
6,034,027	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $6,034,077, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $6,154,708, due 03/01/27-05/01/53)	6,034,027	1.3
		25,406,415	5.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
14,994,736	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,994,736)	$14,994,736	3.2
	Total Short-Term Investments (Cost $40,401,151)	40,401,151	8.5
	Total Investments in Securities (Cost $444,942,828)	$503,578,668	105.7
	Liabilities in Excess of Other Assets	(26,979,902)	(5.7)
	Net Assets	$476,598,766	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $445,016,646.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$76,491,660
Gross Unrealized Depreciation	(17,929,638)
Net Unrealized Appreciation	$58,562,022

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2013
Asset Table Investments, at fair value
Common Stock*	$454,175,317	$—	$—	$454,175,317
Exchange-Traded Funds	9,002,200	—	—	9,002,200
Short-Term Investments	14,994,736	25,406,415	—	40,401,151
Total Investments, at fair value	$478,172,253	$25,406,415	$—	$503,578,668

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Core Equity Research Fund
Class A	NII	$0.1417
Class B	NII	$0.0333
Class C	NII	$0.0491
Class I	NII	$0.1827
Class O	NII	$0.1437
Class R	NII	$0.1373
Class W	NII	$0.1891
ING Corporate Leaders 100 Fund
Class A	NII	$0.1606
Class B	NII	$0.0600
Class C	NII	$0.1076
Class I	NII	$0.1737
Class O	NII	$0.1706
Class R	NII	$0.1690
Class W	NII	$0.1779
All Classes	STCG	$0.0061
All Classes	LTCG	$0.0447
Fund Name	Type	Per Share Amount
ING Large Cap Growth Fund
Class A	NII	$0.0556
Class C	NII	$0.0384
Class I	NII	$0.0665
Class R	NII	$0.0318
Class R6*	NII	$—
Class W	NII	$0.0625
ING Small Company Fund
Class A	NII	$—
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0506
Class O	NII	$—
Class R6*	NII	$—
Class W	NII	$0.0163
Classes A, B, C, and O	STCG	$0.4672
Classes I and W	STCG	$0.4742
All Classes, except R6*	LTCG	$0.6626

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

*  Commenced operations May 31, 2013

Of the ordinary distributions made during the year ended May 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Large Cap Growth Fund	100.00%
ING Small Company Fund	29.23%

For the year ended May 31, 2013, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Large Cap Growth Fund	100.00%
ING Small Company Fund	39.72%

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Corporate Leaders 100 Fund	100.00%
ING Small Company Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company's Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	177	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	177	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	177	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012).	177	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 - Present	Retired.	177	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	177	None.
Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2009 - June 2010 & July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present).	177	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	December 2007 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present).	177	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	177	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	177	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	May 2013 - Present	Consultant (May 2001 - Present).	177	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	177	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an "Interested Person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177

ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributer, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director ("Independent Director") is subject to the Board's retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purpose of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of June 30, 2013.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's current affiliation with any of the Funds, ING or any of ING's affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	June 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Series Fund, Inc. Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

3  To elect 13 nominees to the Board of Trustees (the "Board") of the Trusts.

ING Series Fund, Inc. Registrant

	Proposal		For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	198,020,231.751	13,594,478.735	0.000	0.000	211,614,710.486
John V. Boyer	3	*	198,066,017.723	13,548,692.763	0.000	0.000	211,614,710.486
Patricia W. Chadwick	3	*	198,000,747.773	13,613,962.713	0.000	0.000	211,614,710.486
Albert E. DePrince, Jr.	3	*	197,948,547.154	13,666,163.332	0.000	0.000	211,614,710.486
Peter S. Drotch	3	*	197,948,721.038	13,665,989.448	0.000	0.000	211,614,710.486
J. Michael Earley	3	*	197,947,891.418	13,666,819.068	0.000	0.000	211,614,710.486
Martin J. Gavin	3	*	198,054,232.037	13,560,478.449	0.000	0.000	211,614,710.486
Russell H. Jones	3	*	197,982,022.307	13,632,688.179	0.000	0.000	211,614,710.486
Patrick W. Kenny	3	*	197,976,609.073	13,638,101.413	0.000	0.000	211,614,710.486
Shaun P. Mathews	3	*	198,041,053.562	13,573,656.924	0.000	0.000	211,614,710.486
Joseph E. Obermeyer	3	*	198,018,011.381	13,596,699.105	0.000	0.000	211,614,710.486
Sheryl K. Pressler	3	*	197,945,308.067	13,669,402.419	0.000	0.000	211,614,710.486
Roger B. Vincent	3	*	197,921,969.844	13,692,740.642	0.000	0.000	211,614,710.486

*  Proposal passed

A special meeting of shareholders of the ING Core Equity Research Fund was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1  To approve a new investment advisory agreement for the fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

5  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Core Equity Research Fund	1	*	11,177,147.275	804,183.705	992,696.034	4,285,615.380	17,259,642.394
	2	*	11,122,860.556	850,493.079	1,000,673.878	4,285,614.881	17,259,642.394
	5	*	10,611,103.287	1,380,298.313	982,625.914	4,285,614.880	17,259,642.394

*  Proposals deferred; adjourned to June 6, 2013

A special meeting of shareholders of the ING Corporate Leaders 100 Fund was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1  To approve a new investment advisory agreement for the fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

5  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Corporate Leaders 100 Fund	1	*	12,411,691.975	483,955.876	459,911.193	4,769,848.437	18,125,407.481
	2	*	12,392,214.901	487,399.078	475,945.065	4,769,848.437	18,125,407.481
	5	*	12,163,919.651	741,716.526	449,922.867	4,769,848.437	18,125,407.481

*  Proposals deferred; adjourned to June 6, 2013

A special meeting of shareholders of the ING Large Cap Growth Fund was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1  To approve a new investment advisory agreement for the fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

5  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Growth Fund	1	*	4,034,522.795	17,514.814	32,083.490	1,211,057.739	5,295,178.838
	2	*	4,034,522.795	21,670.600	27,927.704	1,211,057.739	5,295,178.838
	5	*	4,003,795.164	63,643.374	16,682.311	1,211,057.989	5,295,178.838

*  Proposals passed

A special meeting of shareholders of the ING Small Company Fund was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1  To approve a new investment advisory agreement for the fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

2  To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

5  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such fund's shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Small Company Fund	1	*	9,006,281.258	204,986.970	321,819.279	2,845,823.702	12,378,911.209
	2	*	8,989,725.102	219,186.302	324,175.853	2,845,823.952	12,378,911.209
	5	*	8,851,725.397	372,173.068	309,188.542	2,845,824.202	12,378,911.209

*  Proposals deferred; adjourned to June 6, 2013

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" or a "Portfolio" and, collectively, the "Funds" or the "Portfolios") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with the sub-adviser of each Fund (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013, followed by specific considerations with respect to each Fund.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve the continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser's recommendation that the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Agreement be renewed and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-11, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board

considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a "manager-of-managers" structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser's assistance to the Funds in identifying and hiring a new Chief Compliance Officer ("CCO") during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING's Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds' brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep's plans for divestiture of its insurance business, including its investment management business (the "Insurance Divestiture"). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds, including those funds that make use of quantitative investment strategies, as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an "index fund"), the Board focused on the reasonableness of the differences between the Fund's performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund's performance and that additional time is needed to evaluate the effectiveness of such actions.

Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser's agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Summaries of selected portions of the fee and expense information reviewed for the Funds are set forth below under "Fund-by-Fund Analysis."

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for certain Funds as indicated on the Fund-by-Fund analysis below. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2013, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2012 and the management fees and expense data described below are as of June 30, 2012.

ING Corporate Leaders 100 Fund

In evaluating the investment performance of ING Corporate Leaders 100 Fund, the Board noted the Sub-Adviser attempts to achieve the Fund's investment objective (to outperform the S&P 500 Index) by investing equally in each security in the S&P 100 Index. The Board also noted that: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its benchmark index for the year-to-date, one-year and three-year periods, and outperformed the benchmark index for the most recent calendar quarter; and (3) the Fund is ranked in its Morningstar category in the first quintile for the three-year period, the second quintile for the most recent calendar quarter and one-year periods, and third quintile for the year-to-date period. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Corporate Leaders 100 Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Fund grow.

ING Core Equity Research Fund

In evaluating the investment performance of ING Core Equity Research Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-year, three-year and five-year periods; (2) the Fund outperformed its benchmark index for the most recent calendar quarter and year-to-date and one-year periods, and underperformed its benchmark index for the three-year and five-year periods; and (3) the Fund is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date and one-year periods, and in the second quintile for the three-year and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Core Equity Fund, the Board noted that the management fee for the Fund is above the median management fees of the funds in its Selected Peer Group and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (1) the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund underperformed its Morningstar category median for the most recent calendar quarter, the year-to-date, three-year and five-year periods, and outperformed its Morningstar category median for the one-year period; (2) the Fund outperformed its benchmark index for the five-year period but underperformed for the most recent calendar quarter, year-to-date, one-year and three-year periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the one-year and five-year periods, third quintile for the year-to-date and one-year periods and the fifth quintile for the most recent calendar quarter. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Small Company Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

The divestiture of ING U.S., Inc. ("ING U.S.") by ING Groep (the "Separation Plan") contemplates one or more transactions, commencing with the an initial public offering of ING U.S. common stock (the "IPO"), that are expected to result in a direct or indirect "Change of Control Event" for of ING Investments, LLC ("ING Investments") and ING Investment Management Co. LLC ("ING IM"), which in turn will result in the automatic termination of the advisory agreement for each Fund with ING Investments (each a "Current Advisory Agreement") and the sub-advisory agreement between ING Investments and ING IM with respect to each Fund (each a "Current Sub-Advisory Agreement" and collectively with the Current Advisory Agreements, the "Current Agreements"). The decision by the Board, including a majority of the Independent Directors, to approve the a new investment advisory agreement for the Funds with ING Investments (the "Proposed Advisory Agreement") and a new investment sub-advisory agreement between ING Investments and ING IM with respect to each Fund (the "Proposed Sub-Advisory Agreements," and collectively with the Proposed Advisory Agreement, the "Proposed Agreements") and to recommend approval of the Proposed Agreements by shareholders of the Funds was based on a determination by the Board that it would be consistent with the interests of the shareholders of each Fund for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, acting primarily through its Contracts Committee, conducted a thorough review of the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Contracts Committee is a committee comprised of all of the Independent Directors and exclusively of the Independent Directors. A substantial portion of this review was conducted as part of, and in conjunction with, the Contracts Committee's annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth above (the "Current Agreement Considerations").

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in the Current Agreement Considerations, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the performance of the Funds; (3) the management fees, sub-advisory fees and other expenses of the Funds; (4) the profits realized by ING Investments and its affiliates from operating the Funds; and (5) the extent to which benefits from economies of scale can be expected to be realized by the Funds, ING Investments and its affiliates as assets of the Funds grow.

In addition to the information identified in the Current Agreement Considerations, the Contracts Committee requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and ING IM. Among other things, the Contracts Committee, acting through independent

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

legal counsel to the Independent Directors ("Independent Counsel"), prepared and delivered to ING Investments written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Funds, if any, and on the business and operations of ING U.S. and its affiliated entities, including ING Investments and ING IM. Written and oral responses to these inquiries were received and considered by the Contracts Committee prior to making its recommendations to the Board.

In connection with its consideration of the Proposed Agreements, the Contracts Committee reviewed the preliminary registration statement on Form S-1 of ING U.S. filed with the Securities and Exchange Commission on November 9, 2012 (the "S-1 Registration") relating to the proposed IPO and participated in meetings with senior management of ING U.S., ING Investments, and ING IM regarding the information presented in the S-1 Registration and related matters. Among other things, the Contracts Committee considered the arrangements anticipated to be in place between ING Groep and ING U.S. during the course of the Separation Plan, the anticipated use of the potential proceeds that may be realized from the IPO and potential capital structure of ING U.S. following the IPO, as well as the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by subsidiary insurance companies of ING U.S. To assist them in their review and consideration of the S-1 Registration and related matters, the Independent Directors retained the services of special independent counsel ("Special Counsel"), which had retained the services of an independent investment banking firm with extensive experience relating to business operations of the type to be conducted by ING U.S. The Independent Directors met with Independent Counsel, Special Counsel and the investment banking firm retained by Special Counsel to discuss and consider ING U.S.'s anticipated business plan and capitalization (as presented in the S-1 Registration and related information provided by ING Investments and its affiliates), including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization requirements.

During the course of their consideration of the Current Agreements and the Proposed Agreements, the Independent Directors met with senior management representatives of ING U.S. and received information regarding: (1) the anticipated management and organizational structure of ING U.S. and its affiliates; (2) the anticipated capital structure of ING U.S. following the IPO and during the implementation of other components of the Separation Plan; (3) the lines of business in which ING U.S. is expected to operate following the IPO; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of ING Investments and ING IM. In addition, beginning in 2011 and periodically throughout 2012, the Independent Directors met with and received reports from senior management of ING Investments and its affiliates regarding, among other things, the financial condition and results of operations of ING U.S. and its investment management line of business, organizational and personnel changes within ING U.S. and actions being taken by ING U.S. in preparation for the proposed IPO and implementation of the Separation Plan. The Independent Directors also received and reviewed copies of financial statements of ING U.S. as and when such statements became publicly available, including most recently the financial statements of ING U.S. for the quarter ended September 30, 2012.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 9, 2013, the Board, including all of the Independent Directors/Trustees, acting on the recommendation of the Contracts Committee, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. The conclusions reached by the Contracts Committee and the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director/Trustee may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-ADEALL (0513-072613)

Annual Report

May 31, 2013

Classes A, B, C, I, O and W

ING Capital Allocation Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Portfolio of Investments	22
Tax Information	24
Director and Officer Information	25
Shareholder Meeting Information	29
Advisory Contract Approval Discussion	30

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

Several years ago, the ING Retirement Center conducted a survey to find out what Americans thought of our private retirement system, i.e., employer-sponsored retirement savings plans. Most people thought individuals should take responsibility for their own retirement security but felt that employers should provide more education about retirement investing as well as more investment choices. Many people also admitted that even though they knew approximately how much money they needed to fund their retirements, they were not saving enough to reach their goals.

On the surface there seems to be a misalignment of actions and self-interest: the clear recognition that you need to save more and the acknowledgment that you’re not doing it. Yet, we believe there is an economic reality underpinning the surface perception; many people probably are saving as much as they can. As a nation, if we want to increase retirement saving, we’d better do something to help the economy deliver more discretionary income to more people.

For savers, then, the relevant question may not be, “How do I save more?” It may instead be, “How do I make my savings accomplish more?” That’s where the investment industry can help, by providing advice and information to help you make decisions, and by offering investment products that seek to enhance the potential for reaching your goals. Accumulating wealth is not about windfalls or short-term opportunities — it’s a long-term endeavor that requires careful planning and steadfast execution to succeed.

Don’t worry about missing a gain today or enduring a loss tomorrow. Hew to the course you and your financial advisor have plotted; discuss prospective changes thoroughly with your financial advisor before taking action; and make changes to your portfolio only if they enhance the potential for achieving your goals.

Thank you for your continued confidence in ING Funds. It is our privilege to serve you, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2013

The fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, nearing the end of an 11% slump over two months. From early June a dramatic recovery emerged despite slow, patchy improvements in economic data, out of the ultra-low interest rate policies of central banks from the U.S. to the U.K. to the European Central Bank (“ECB”). Early in 2013 the Bank of Japan joined in, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Investors responded by ratcheting their risk exposures higher in search of return. For the fiscal year, the index surged 29.75%. (The MSCI World IndexSM returned 27.77% for the one year ended May 31, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro.” This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially,” a target later refined to 6.5% unemployment. Exceptionally low policy interest rates would extend to at least mid-2015.

Against this backdrop, sentiment ebbed and flowed with economic data, which seemed to be improving but without much conviction. The May employment report, showing the creation of an encouraging monthly average of 212,000 new jobs, was tempered by an unemployment rate still high at 7.5% and a decades-low labor participation rate. The highest consumer confidence indices in five years contrasted with stagnant consumer spending and retail sales. Gross domestic product (“GDP”) grew at 2.4% in the first quarter. This lackluster growth would probably decelerate in the second.

Bucking the directionless trend was the housing market, which was clearly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 10.9% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

There was little cheer on the political front. The newly elected U.S. Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the “Fiscal Cliff,” a year-end cocktail of deflationary tax increases and spending cuts, only averted on the last day of 2012. But in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the tepid economy as the fiscal year ended.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose just 0.91% in the fiscal year, with the sub-indices relating to Treasuries and mortgages recording small losses. The Barclays U.S. Corporate Investment Grade Bond Index, a sub-index of Barclay’s Aggregate, added 4.60%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate Index) returned 14.82%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 27.28% over the year, having at last, on March 28, eclipsed the all-time closing high achieved on October 9, 2007. All sectors rose, led by financials with a gain of 44.57% and healthcare 36.12%, while utilities 9.48% and technology 15.12% lagged the most. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2012, before falling 9% by the fourth. But with 99% of companies having reported by the end of May, earnings for the first quarter of 2013 would surely post another new high.

In currency markets over the 12 months, the dollar fell 4.88% against the euro, which was boosted by Mr. Draghi’s declaration in July. The dollar edged up 1.36% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as policymakers struggled to reduce its budget deficit despite the regime of austerity. But the dollar leapt 28.26% over the yen in anticipation of aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 62.66%. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s steps to conquer deflation and get consumers and businesses spending again, would gain traction. It was an uphill climb however, as the core consumer price index was reported in May as having fallen for the sixth straight month. The MSCI Europe ex UK® Index rose 33.76%, Mr Draghi’s words having been perceived to remove the existential threat to the euro. There was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, the range gaping from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index soared 28.24%, with strength in financials and the consumer sectors more than offsetting weakness in mining and energy. As in the U.S. and latterly Japan, stock prices were supported by the central bank’s quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in a rather brighter first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth both realized and unrealized and current income. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.17% compared to the S&P Target Risk Growth Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index, the Russell 3000® Index and the Capital Allocation Fund Composite Index, which returned 16.12%, 0.91%, 31.62%, 27.88% and 17.16%, respectively, during the same period.

Portfolio Specifics: The Fund started the period with an overweight to U.S. equities and a corresponding underweight to emerging market (“EM”) equities. The Fund also held a slight underweight to U.S. bonds. Our investment thesis was based on our expectations that the U.S. expansion was showing signs of self-sustainability and the emerging economies, particularly China, were showing signs of slowdown. We expected that falling commodity prices would further prop up the U.S. economy, as a “price-taker.” In September of 2012, we felt that the U.S. Federal Reserve’s announcements regarding open-ended domestic monetary policy would lead investors to increase demand for “riskier” assets including emerging market equities. Therefore, we removed the Fund’s tactical positions and moved the Fund to a neutral position.

Towards the end of 2012, we established an underweight to U.S. growth equity and an overweight to U.S. value equity. We also established an underweight to U.S. core equity with an overweight to EM and international equity as well as an underweight to U.S. investment grade bonds and an overweight to high yield bonds. Certain valuation metrics supported these positions; what’s more, particular elements of our above-consensus view on growth for 2013 boded well for the Fund’s position. At the beginning of 2013, during our annual strategic allocation review, we decreased the Fund’s strategic allocation to large cap equity and increased the Fund’s strategic allocation to non-U.S. equity. Early in March 2013, we took profits by removing the value overweight and the growth underweight. We also removed the large cap core underweight and non-U.S. equity overweight. We had anticipated strong fiscal support of the emerging countries relative to the United States where tax increases and austerity measures were due to begin. Our expectation was not borne out; however, U.S. stock markets performed remarkably well despite the tax increases and austerity measures. The Fund’s overweight to non-U.S. equity detracted from relative performance for the period. We ended the period maintaining the U.S. investment grade bond underweight with a corresponding high yield overweight, which added to performance. Overall, tactical asset allocation for the period was beneficial to the Fund. The Capital Allocation Fund Composite outperformed the S&P Target Risk Growth Index due in part to the overweight the composite held in non-U.S. Equity at the expense of lower returning fixed income. Within the overall fixed income allocation the composite held a higher allocation to high yield bonds which was beneficial to the portfolio as compared to the S&P Index which held a higher weight to short term bonds and underperforming TIPS.

The Fund is a fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Capital Allocation Fund Composite Index, reflects these target allocations. Several of the underlying funds detracted from performance relative to their respective benchmarks. The underperforming funds were ING Core Equity Research Fund, ING Large Cap Growth Fund, ING Large Cap Value Fund, ING MidCap Opportunities Fund, ING Mid Cap Value Fund, ING Small Company Fund, ING International Core Fund and ING Global Real Estate Fund. The ING Global Bond Fund underperformed the component strategic index made up of 75% BC Global Agg/25% JPM GBI-EM GD, but outperformed its benchmark of 100% BC Global Agg. Funds that outperformed their benchmarks were the ING Intermediate Bond Fund, ING Emerging Markets Equity Fund and ING High Yield Bond Fund.

Futures were used to implement several of our tactical trades in the Fund. Trading in futures on a tactical basis allows us to implement trades quickly and is not disturbing to the underlying managers. We used futures to implement the large cap overweight and emerging market underweight at the beginning of the period, and then again when we implemented the large cap underweight and emerging market and international equity overweight in December 2012. As mentioned previously, these tactical decisions detracted overall from Fund performance.
Target Allocations as of May 31, 2013 (percent of net assets)

U.S. Large-Capitalization Stocks	20%
U.S. Mid-Capitalization Stocks	8%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	26%
Emerging Markets	5%
Real Estate Stocks	2%
Fixed-Income Securities	35%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Investor flows toward equities remain strong and some professional fund managers continue to gradually increase equity weights from defensive levels. Behaviorally, in our opinion, investor risk appetite appears on the rise after markets broke the three-year trend of “spring swoons.” Economic data improved in the United States throughout the spring months, as evidenced by indicators in the labor market, housing market and consumer spending. Although we are not out of the woods in terms of the full effects from the federal budget sequester and higher tax rates that were enacted earlier this year, so far consumers have weathered these headwinds particularly well. We remain constructive on U.S. equities and will continue to monitor EM as the larger emerging economies have softened, and economic weakness and resulting lower profit expectations have been confirmed in China.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING CAPITAL ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	9.44%	2.64%	4.17%	—		—
Class B(2)	10.10%	2.71%	3.99%	—		—
Class C(3)	14.19%	3.08%	3.99%	—		—
Class I	16.30%	4.14%	5.05%	—		—
Class O	16.02%	3.86%	—	3.59%		—
Class W	16.36%	—	—	—		10.36%
Excluding Sales Charge:
Class A	16.17%	3.86%	4.79%	—		—
Class B	15.10%	3.07%	3.99%	—		—
Class C	15.19%	3.08%	3.99%	—		—
Class I	16.30%	4.14%	5.05%	—		—
Class O	16.02%	3.86%	—	3.59%		—
Class W	16.36%	—	—	—		10.36%
Barclays U.S. Aggregate Bond Index	0.91%	5.50%	4.66%	5.51	%(4)	3.61%
MSCI EAFE Index	31.62%	(1.60)%	8.32%	0.83	%(4)	4.13%
Russell 3000® Index	27.88%	5.69%	8.09%	5.13	%(4)	15.77%
S&P Target Risk Growth Index	16.12%	3.65%	— (5)	—	(5)	8.79%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Capital Allocation Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the indices is shown from November 1, 2006.

(5)	The inception date of the S&P Target Risk Growth Index is January 31, 2007.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. On or about March 11, 2010, the Board approved a proposal changing the principal investment strategies of the Fund and changing the Fund’s name from “ING Strategic Allocation Conservative Fund” to “ING Capital Allocation Fund.”

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Year Ended May 31, 2013**	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Year Ended May 31, 2013**

Class A	$1,000.00	$1,161.70	0.38%	$2.05	$1,000.00	$1,023.04	0.38%	$1.92
Class B	1,000.00	1,151.00	1.13	6.06	1,000.00	1,019.30	1.13	5.69
Class C	1,000.00	1,151.90	1.13	6.06	1,000.00	1,019.30	1.13	5.69
Class I	1,000.00	1,163.00	0.13	0.70	1,000.00	1,024.28	0.13	0.66
Class O	1,000.00	1,160.20	0.38	2.05	1,000.00	1,023.04	0.38	1.92
Class W	1,000.00	1,163.20	0.13	0.70	1,000.00	1,024.28	0.13	0.66

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Capital Allocation Fund, a series of ING Series Fund, Inc., as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Capital Allocation Fund as of May 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2013

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2013

ASSETS:
Investments in securities at fair value*	$7,880,938
Investments in affiliated underlying funds at fair value**	185,119,070
Total Investments at fair value	$193,000,008
Cash	2,501,385
Receivables:
Fund shares sold	219,347
Interest	487
Prepaid expenses	23,307
Reimbursement due from manager	20,563
Total assets	195,765,097
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	570,630
Payable for fund shares redeemed	191,290
Payable for investment management fees	18,357
Payable for administrative fees	13,489
Payable for distribution and shareholder service fees	56,581
Payable for directors fees	969
Other accrued expenses and liabilities	101,259
Total liabilities	952,575
NET ASSETS	$194,812,522
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$233,032,539
Undistributed net investment income	437,090
Accumulated net realized loss	(58,802,528)
Net unrealized appreciation	20,145,421
NET ASSETS	$194,812,522
__________________
* Cost of investments in securities	$8,169,645
** Cost of investments in affiliated underlying funds	$164,684,942

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2013 (CONTINUED)

Class A
Net assets	$89,440,305
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,027,762
Net asset value and redemption price per share†	$9.91
Maximum offering price per share (5.75%)(1)	$10.51
Class B
Net assets	$3,291,252
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	329,979
Net asset value and redemption price per share†	$9.97
Class C
Net assets	$24,343,746
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,446,981
Net asset value and redemption price per share†	$9.95
Class I
Net assets	$14,901,095
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,482,578
Net asset value and redemption price per share	$10.05
Class O
Net assets	$62,832,760
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,372,719
Net asset value and redemption price per share	$9.86
Class W
Net assets	$3,364
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	335
Net asset value and redemption price per share	$10.05

__________________
(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,857,507
Interest	5,654
Dividends	163,607
Total investment income	5,026,768

EXPENSES:
Investment management fees	177,584
Distribution and shareholder service fees:
Class A	223,436
Class B	39,021
Class C	238,025
Class O	155,866
Transfer agent fees:
Class A	114,470
Class B	4,909
Class C	30,536
Class I	9,018
Class O	80,260
Class W	4
Administrative service fees	155,105
Shareholder reporting expense	47,492
Registration fees	81,398
Professional fees	27,319
Custody and accounting expense	16,593
Directors fees	5,816
Miscellaneous expense	21,531
Total expenses	1,428,383
Net waived and reimbursed fees	(519,341)
Net expenses	909,042
Net investment income	4,117,726

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(206,068)
Sale of affiliated underlying funds	7,292,907
Capital gain distributions from affiliated underlying funds	2,021,558
Foreign currency related transactions	87
Futures	(189,832)
Net realized gain	8,918,652
Net change in unrealized appreciation (depreciation) on:
Investments	239,156
Affiliated underlying funds	15,523,697
Futures	(176,530)
Net change in unrealized appreciation (depreciation)	15,586,323
Net realized and unrealized gain	24,504,975
Increase in net assets resulting from operations	$28,622,701

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$4,117,726	$4,905,465
Net realized gain	8,918,652	9,211,592
Net change in unrealized appreciation (depreciation)	15,586,323	(26,428,551)
Increase (decrease) in net assets resulting from operations	28,622,701	(12,311,494)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,510,985)	(2,861,074)
Class B	(72,780)	(88,845)
Class C	(483,293)	(520,890)
Class I	(457,324)	(438,854)
Class O	(1,788,294)	(1,783,100)
Class W	(101)	(99)
Total distributions	(5,312,777)	(5,692,861)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,997,127	16,486,398
Reinvestment of distributions	3,091,424	3,442,756
	19,088,551	19,929,154
Cost of shares redeemed	(37,774,040)	(52,756,123)
Net decrease in net assets resulting from capital share transactions	(18,685,489)	(32,826,969)
Net increase (decrease) in net assets	4,624,435	(50,831,325)

NET ASSETS:
Beginning of year or period	190,188,087	241,019,412
End of year or period	$194,812,522	$190,188,087
Undistributed net investment income at end of year or period	$437,090	$947,570

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) ††(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
05-31-13	8.78	0.21	•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38		0.38		2.21		89,440	59
05-31-12	9.54	0.23		(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38		0.38		2.45		88,615	114
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,231	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	—	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
Class B
05-31-13	8.83	0.14	•	1.18	1.32	0.18	—	—	0.18	—	9.97	15.10	1.40	1.13		1.13		1.48		3,291	59
05-31-12	9.53	0.16	•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13		1.13		1.73		4,349	114
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	—	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
Class C
05-31-13	8.82	0.14	•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13		1.13		1.46		24,344	59
05-31-12	9.57	0.16		(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13		1.13		1.67		23,783	114
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	—	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
Class I
05-31-13	8.92	0.24	•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13		0.13		2.47		14,901	59
05-31-12	9.68	0.26		(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07		0.07		2.72		13,873	114
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	—	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
Class O
05-31-13	8.75	0.21	•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38		0.38		2.21		62,833	59
05-31-12	9.51	0.22		(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38		0.38		2.42		59,565	114
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	—	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
Class W
05-31-13	8.91	0.24	•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13		0.13		2.47		3	59
08-05-11(5)–05-31-12	8.96	0.20	•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13		0.13		2.66		3	114

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series included in this report is ING Capital Allocation Fund (“Capital Allocation” or the “Fund”). The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuations of the Fund’s investments in underlying funds (“Underlying Funds”) are based on the net asset value (“NAVs”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by the Fund or Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded

13

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended May 31, 2013, there have been no significant changes to the fair valuation methodologies.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective

14

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D.  Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments, including, but not limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as

15

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2013, the Fund purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2013, the Fund had average notional values on futures contracts purchased and sold of $9,004,307 and $9,069,447, respectively. The Fund had no open futures contracts at May 31, 2013.

F.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2013, the cost of purchases and proceeds from the sales of investments, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$112,793,316	$132,698,361

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments.

The Investment Adviser receives an annual fee for its investment management services provided to each Fund based on: 0.08% of average daily net assets invested in affiliated Underlying Funds and 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion of

16

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

average daily net assets invested in unaffiliated Underlying Funds and/or other investments.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2013, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales charges	$8,866	N/A
Contingent Deferred Sales Charges	—	$329

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
ING Life Insurance and Annuity Company	5.11%
ING National Trust	6.92

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund may have a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2013, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous

17

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2013, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

May 31,
2014	2015	2016	Total
$757,206	$423,741	$401,159	$1,582,106

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2013, are as follows:

	May 31,
	2014	2015	2016	Total
Class A	$—	$—	$59,000	$59,000
Class B	—	—	2,580	2,580
Class C	—	—	15,600	15,600
Class O	—	—	41,000	41,000
Class W	—	—	2	2

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board of Directors; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit is available were a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended May 31, 2013 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2013	651,908	—	235,650	(1,947,255)	(1,059,697)	6,226,834	—	2,212,751	(18,413,081)	(9,973,496)
5/31/2012	876,583	—	297,878	(3,483,195)	(2,308,734)	7,939,756	—	2,549,834	(31,588,054)	(21,098,464)
Class B
5/31/2013	9,291	—	7,316	(179,334)	(162,727)	90,545	—	69,358	(1,705,724)	(1,545,821)
5/31/2012	17,109	—	9,571	(527,698)	(501,018)	150,842	—	82,596	(4,796,740)	(4,563,302)
Class C
5/31/2013	246,343	—	32,581	(528,661)	(249,737)	2,405,615	—	307,893	(5,038,919)	(2,325,411)
5/31/2012	170,827	—	36,783	(555,959)	(348,349)	1,537,420	—	317,438	(4,964,822)	(3,109,964)
Class I
5/31/2013	112,694	—	46,404	(232,603)	(73,505)	1,110,545	—	441,304	(2,232,677)	(680,828)
5/31/2012	69,202	—	49,124	(248,573)	(130,247)	644,778	—	426,400	(2,232,576)	(1,161,398)
Class O
5/31/2013	649,677	—	6,436	(1,094,431)	(438,318)	6,163,588	—	60,118	(10,383,639)	(4,159,933)
5/31/2012	701,660	—	7,795	(1,026,427)	(316,972)	6,210,602	—	66,488	(9,173,931)	(2,896,841)
Class W
5/31/2013	—	—	—	—	—	—	—	—	—	—
8/5/2011(1)–5/31/2012	335	—	—	—	335	3,000	—	—	—	3,000

(1)	Commencement of Operations

18

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

Foreign Investments/Developing and Emerging Markets Risk. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2013:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$684,571	$(684,571)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2013	Year Ended May 31, 2012
Ordinary Income	Ordinary Income
$5,312,777	$5,692,861

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the

19

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$470,719	$19,189,557	$(361,864)	2016
		(49,861,765)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		$(57,846,664)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of May 31, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. The overallotment option was exercised on May 28, 2013 and closed on May 31, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved a new advisory and sub-advisory agreement for the Fund in connection with the IPO. In addition, shareholders of the Fund have been asked to approve a new investment advisory and sub-advisory agreement prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Fund approved a new advisory and sub-advisory agreement on June 6, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day

20

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

Shareholder Proxy Proposals

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees was effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds are now governed by the Board made up of the same individuals.

NOTE 14 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
83,625	iShares iBoxx $High Yield Corporate Bond Fund	$7,770,435	4.0

	Total Exchange-Traded Funds
	(Cost $7,866,239)	7,770,435	4.0

MUTUAL FUNDS: 95.0%
	Affiliated Investment Companies: 95.0%
384,561	ING Core Equity Research Fund — Class I	5,841,478	3.0
1,197,732	ING Emerging Markets Equity Fund — Class I	13,450,527	6.9
3,566,980	ING Global Bond Fund — Class I	39,165,440	20.1
205,630	ING Global Real Estate Fund — Class I	3,789,760	1.9
1,887,630	ING High Yield Bond Fund — Class I	15,761,712	8.1
1,378,490	ING Intermediate Bond Fund — Class I	13,812,465	7.1
3,608,883	ING International Core Fund — Class I	36,774,518	18.9
1,418,115	ING Large Cap Growth Fund — Class I	16,521,043	8.5
1,286,600	ING Large Cap Value Fund — Class I	16,519,944	8.5
317,463	ING MidCap Opportunities Fund — Class I	7,803,235	4.0
555,326	ING Mid Cap Value Fund — Class I	7,852,303	4.0
469,787	ING Small Company Fund — Class I	7,826,645	4.0

	Total Mutual Funds
	(Cost $164,684,942)	185,119,070	95.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: —%
		Energy: —%
200,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—

		Total Corporate Bonds/Notes
		(Cost $199,255)	$—	—

ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
5,166		Chase Funding Trust Series 2003-5, 0.793%, 07/25/33	5,095	0.0
97,000	#, +	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	103,587	0.1
1,989		RAMP Series 2003-RS5 Trust, 0.813%, 06/25/33	1,821	0.0

		Total Asset-Backed Securities
		(Cost $104,151)	110,503	0.1

		Total Investments in Securities (Cost $172,854,587)	$193,000,008	99.1
		Assets in Excess of Other Liabilities	1,812,514	0.9
		Net Assets	$194,812,522	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Cost for federal income tax purposes is $173,810,451.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,197,101
Gross Unrealized Depreciation	(3,007,544)
Net Unrealized Appreciation	$19,189,557

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,770,435	$—	$—	$7,770,435
Mutual Funds	185,119,070	—	—	185,119,070
Corporate Bonds/Notes	—	—	—	—
Asset-Backed Securities	—	110,503	—	110,503
Total Investments, at fair value	$192,889,505	$110,503	$—	$193,000,008

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

22

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the year ended May 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 5/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 5/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Core Equity Research Fund — Class I	$5,699,616	$329,844	$(1,398,426)	$1,210,444	$5,841,478	$80,612	$59,124	$—
ING Emerging Markets Equity Fund — Class I	13,320,550	1,663,701	(3,265,236)	1,731,512	13,450,527	176,807	(110,084)	182,050
ING Global Bond Fund — Class I	7,626,524	35,214,402	(2,349,558)	(1,325,928)	39,165,440	689,870	(136,762)	—
ING Global Real Estate Fund — Class I	3,822,287	293,726	(779,976)	453,723	3,789,760	165,992	130,343
ING High Yield Bond Fund — Class I	11,465,172	5,903,784	(2,668,261)	1,061,017	15,761,712	839,890	13,833	—
ING Index Plus International Equity Fund — Class I	19,106,495	16,079	(20,389,699)	1,267,125	—	—	1,041,631	—
ING Intermediate Bond Fund — Class I	45,419,928	5,624,460	(36,477,852)	(754,071)	13,812,465	1,905,326	1,253,517
ING International Core Fund — Class I	—	38,139,173	(3,799,391)	2,434,736	36,774,518	264,413	52,644	—
ING Large Cap Growth Fund — Class I	29,375,151	1,444,170	(18,007,047)	3,708,769	16,521,043	164,267	882,053	—
ING Large Cap Value Fund — Class I	29,467,401	6,077,622	(22,122,791)	3,097,712	16,519,944	541,367	2,721,669	888,247
ING Mid Cap Value Fund — Class I	—	7,901,054	(1,090,395)	1,041,644	7,852,303	—	80,176	—
ING MidCap Opportunities Fund — Class I	15,136,843	1,189,369	(9,171,047)	648,070	7,803,235	—	1,018,305	383,181
ING Small Company Fund — Class I	7,596,054	1,036,579	(1,754,932)	948,944	7,826,645	28,962	286,458	568,080
	$188,036,021	$104,833,963	$(123,274,611)	$15,523,697	$185,119,070	$4,857,507	$7,292,907	$2,021,558

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Capital Allocation Fund
Class A	NII	$0.2744
Class B	NII	$0.1836
Class C	NII	$0.1990
Class I	NII	$0.3068
Class O	NII	$0.2762
Class W	NII	$0.3010

NII — Net investment income

Of the ordinary distributions made during the year ended May 31, 2013, 14.66% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended May 31, 2013, 25.21% of net investment income dividends paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2013:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$39,517	$0.0020	32.30%

*	The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	177	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	177	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	177	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	June 1998–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012).	177	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013–Present	Retired.	177	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	177	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2009–June 2010 & July 2011–Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present).	177	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	December 2007–Present	Retired. Director, Hill–Stead Museum (non-profit) (2008–Present).	177	None.

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	177	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	177	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	May 2013–Present	Consultant (May 2001–Present).	177	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Director	May 2013–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	177	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Director who is an “Interested Person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	177
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributer, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of June 30, 2013.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	June 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	September 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

28

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Series Fund, Inc. Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

3 To elect 13 nominees to the Board of Trustees (the “Board”) of the Trusts.

ING Series Fund, Inc. Registrant

	Proposal	For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3*	198,020,231.751	13,594,478.735	0.000	0.000	211,614,710.486
John V. Boyer	3*	198,066,017.723	13,548,692.763	0.000	0.000	211,614,710.486
Patricia W. Chadwick	3*	198,000,747.773	13,613,962.713	0.000	0.000	211,614,710.486
Albert E. DePrince, Jr.	3*	197,948,547.154	13,666,163.332	0.000	0.000	211,614,710.486
Peter S. Drotch	3*	197,948,721.038	13,665,989.448	0.000	0.000	211,614,710.486
J. Michael Earley	3*	197,947,891.418	13,666,819.068	0.000	0.000	211,614,710.486
Martin J. Gavin	3*	198,054,232.037	13,560,478.449	0.000	0.000	211,614,710.486
Russell H. Jones	3*	197,982,022.307	13,632,688.179	0.000	0.000	211,614,710.486
Patrick W. Kenny	3*	197,976,609.073	13,638,101.413	0.000	0.000	211,614,710.486
Shaun P. Mathews	3*	198,041,053.562	13,573,656.924	0.000	0.000	211,614,710.486
Joseph E. Obermeyer	3*	198,018,011.381	13,596,699.105	0.000	0.000	211,614,710.486
Sheryl K. Pressler	3*	197,945,308.067	13,669,402.419	0.000	0.000	211,614,710.486
Roger B. Vincent	3*	197,921,969.844	13,692,740.642	0.000	0.000	211,614,710.486

*	Proposal passed

A special meeting of shareholders of the ING Capital Allocation Fund was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new investment advisory agreement for the fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

5	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Capital Allocation Fund	1*	5,843,111.438	406,077.643	645,243.181	1,413,397.824	8,307,830.086
	2*	5,851,753.148	403,101.974	639,576.890	1,413,398.074	8,307,830.086
	5*	5,714,711.037	596,861.106	582,860.369	1,413,397.574	8,307,830.086

*	Proposals deferred; adjourned to June 6, 2013

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT FOR ING CAPITAL ALLOCATION FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013, including specific considerations with respect to the ING Capital Allocation Fund.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve the continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 12-13, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

In evaluating the investment performance of ING Capital Allocation Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and five-year periods and underperformed its Morningstar category index for the one-year and three-year periods; (2) the Fund outperformed its benchmark index for the most recent calendar quarter, year-to-date and five-year periods and underperformed its benchmark index for the one-year and three-year periods; and (3) the Fund is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, the third quintile for the year-to-date, three-year and five-year periods and in the fourth quintile for the one-year period. The Board concluded that the performance of the Fund was satisfactory.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements.

In assessing the reasonableness of the management fee for ING Capital Allocation Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of breakpoints with respect to ING Capital Allocation Fund at this time.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

The divestiture of ING U.S., Inc. (“ING U.S.”) by ING Groep (the “Separation Plan”) contemplates one or more transactions, commencing with the an initial public offering of ING U.S. common stock (the “IPO”), that are expected to result in a direct or indirect “Change of Control Event” for of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), which in turn will result in the automatic termination of the advisory agreement for each Fund with ING Investments (each a “Current Advisory Agreement”) and the sub-advisory agreement between ING Investments and ING IM with respect to each Fund (each a “Current Sub-Advisory Agreement” and collectively with the Current Advisory Agreements, the “Current Agreements”). The decision by the Board, including a majority of the Independent Directors, to approve the a new investment advisory agreement for the Funds with ING Investments (the “Proposed Advisory Agreement”) and a new investment sub-advisory agreement between ING Investments and ING IM with respect to each Fund (the “Proposed Sub-Advisory Agreements,” and collectively with the Proposed Advisory Agreement, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Funds was based on a determination by the Board that it would be consistent with the interests of the shareholders of each Fund for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, acting primarily through its Contracts Committee, conducted a thorough review of the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Contracts Committee is a committee comprised of all of the Independent Directors and exclusively of the Independent Directors. A substantial portion of this review was conducted as part of, and in conjunction with, the Contracts Committee’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth above (the “Current Agreement Considerations”).

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in the Current Agreement Considerations, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the performance of the Funds; (3) the management fees, sub-advisory fees and other expenses of the Funds; (4) the profits realized by ING Investments and its affiliates from operating the Funds; and (5) the extent to which benefits from economies of scale can be expected to be realized by the Funds, ING Investments and its affiliates as assets of the Funds grow.

In addition to the information identified in the Current Agreement Considerations, the Contracts Committee requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and ING IM. Among other things, the Contracts Committee, acting through independent legal counsel to the Independent Directors (“Independent Counsel”), prepared and delivered to ING Investments written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Funds, if any, and on the business and operations of ING U.S. and its affiliated entities, including ING Investments and ING IM. Written and oral responses to these inquiries were received and considered by the Contracts Committee prior to making its recommendations to the Board.

In connection with its consideration of the Proposed Agreements, the Contracts Committee reviewed the preliminary registration statement on Form S-1 of ING U.S. filed with the Securities and Exchange Commission on November 9, 2012 (the “S-1 Registration”) relating to the proposed IPO and participated in meetings with senior management of ING U.S., ING Investments, and ING IM regarding the information presented in the S-1 Registration and related matters. Among other things, the Contracts Committee considered the arrangements

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

anticipated to be in place between ING Groep and ING U.S. during the course of the Separation Plan, the anticipated use of the potential proceeds that may be realized from the IPO and potential capital structure of ING U.S. following the IPO, as well as the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by subsidiary insurance companies of ING U.S. To assist them in their review and consideration of the S-1 Registration and related matters, the Independent Directors retained the services of special independent counsel (“Special Counsel”), which had retained the services of an independent investment banking firm with extensive experience relating to business operations of the type to be conducted by ING U.S. The Independent Directors met with Independent Counsel, Special Counsel and the investment banking firm retained by Special Counsel to discuss and consider ING U.S.’s anticipated business plan and capitalization (as presented in the S-1 Registration and related information provided by ING Investments and its affiliates), including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization requirements.

During the course of their consideration of the Current Agreements and the Proposed Agreements, the Independent Directors met with senior management representatives of ING U.S. and received information regarding: (1) the anticipated management and organizational structure of ING U.S. and its affiliates; (2) the anticipated capital structure of ING U.S. following the IPO and during the implementation of other components of the Separation Plan; (3) the lines of business in which ING U.S. is expected to operate following the IPO; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of ING Investments and ING IM. In addition, beginning in 2011 and periodically throughout 2012, the Independent Directors met with and received reports from senior management of ING Investments and its affiliates regarding, among other things, the financial condition and results of operations of ING U.S. and its investment management line of business, organizational and personnel changes within ING U.S. and actions being taken by ING U.S. in preparation for the proposed IPO and implementation of the Separation Plan. The Independent Directors also received and reviewed copies of financial statements of ING U.S. as and when such statements became publicly available, including most recently the financial statements of ING U.S. for the quarter ended September 30, 2012.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 9, 2013, the Board, including all of the Independent Directors/Trustees, acting on the recommendation of the Contracts Committee, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. The conclusions reached by the Contracts Committee and the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director/Trustee may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

35

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-CAPALLO (0513-072613)

Annual Report

May 31, 2013

Classes A, B, C, I, O, R and W

Domestic Equity Index Fund

■	ING SMID Cap Equity Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Summary Portfolio of Investments	24
Tax Information	27
Director and Officer Information	28
Shareholder Meeting Information	32
Advisory Contract Approval Discussion	33

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (″SEC″) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

Several years ago, the ING Retirement Center conducted a survey to find out what Americans thought of our private retirement system, i.e., employer-sponsored retirement savings plans. Most people thought individuals should take responsibility for their own retirement security but felt that employers should provide more education about retirement investing as well as more investment choices. Many people also admitted that even though they knew approximately how much money they needed to fund their retirements, they were not saving enough to reach their goals.

On the surface there seems to be a misalignment of actions and self-interest: the clear recognition that you need to save more and the acknowledgment that you’re not doing it. Yet, we believe there is an economic reality underpinning the surface perception; many people probably are saving as much as they can. As a nation, if we want to increase retirement saving, we’d better do something to help the economy deliver more discretionary income to more people.

For savers, then, the relevant question may not be, “How do I save more?” It may instead be, “How do I make my savings accomplish more?” That’s where the investment industry can help, by providing advice and information to help you make decisions, and by offering investment products that seek to enhance the potential for reaching your goals. Accumulating wealth is not about windfalls or short-term opportunities — it’s a long-term endeavor that requires careful planning and steadfast execution to succeed.

Don’t worry about missing a gain today or enduring a loss tomorrow. Hew to the course you and your financial advisor have plotted; discuss prospective changes thoroughly with your financial advisor before taking action; and make changes to your portfolio only if they enhance the potential for achieving your goals.

Thank you for your continued confidence in ING Funds. It is our privilege to serve you, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2013

The fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, nearing the end of an 11% slump over two months. From early June a dramatic recovery emerged despite slow, patchy improvements in economic data, out of the ultra-low interest rate policies of central banks from the U.S. to the U.K. to the European Central Bank (“ECB”). Early in 2013 the Bank of Japan joined in, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Investors responded by ratcheting their risk exposures higher in search of return. For the fiscal year, the index surged 29.75%. (The MSCI World IndexSM returned 27.77% for the one year ended May 31, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro.” This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially,” a target later refined to 6.5% unemployment. Exceptionally low policy interest rates would extend to at least mid-2015.

Against this backdrop, sentiment ebbed and flowed with economic data, which seemed to be improving but without much conviction. The May employment report, showing the creation of an encouraging monthly average of 212,000 new jobs, was tempered by an unemployment rate still high at 7.5% and a decades-low labor participation rate. The highest consumer confidence indices in five years contrasted with stagnant consumer spending and retail sales. Gross domestic product (“GDP”) grew at 2.4% in the first quarter. This lackluster growth would probably decelerate in the second.

Bucking the directionless trend was the housing market, which was clearly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 10.9% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

There was little cheer on the political front. The newly elected U.S. Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the “Fiscal Cliff,” a year-end cocktail of deflationary tax increases and spending cuts, only averted on the last day of 2012. But in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the tepid economy as the fiscal year ended.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose just 0.91% in the fiscal year, with the sub-indices relating to Treasuries and mortgages recording small losses. The Barclays U.S. Corporate Investment Grade Bond Index, a sub-index of Barclay’s Aggregate, added 4.60%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate Index) returned 14.82%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 27.28% over the year, having at last, on March 28, eclipsed the all-time closing high achieved on October 9, 2007. All sectors rose, led by financials with a gain of 44.57% and healthcare 36.12%, while utilities 9.48% and technology 15.12% lagged the most. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2012, before falling 9% by the fourth. But with 99% of companies having reported by the end of May, earnings for the first quarter of 2013 would surely post another new high.

In currency markets over the 12 months, the dollar fell 4.88% against the euro, which was boosted by Mr. Draghi’s declaration in July. The dollar edged up 1.36% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as policymakers struggled to reduce its budget deficit despite the regime of austerity. But the dollar leapt 28.26% over the yen in anticipation of aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 62.66%. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s steps to conquer deflation and get consumers and businesses spending again, would gain traction. It was an uphill climb however, as the core consumer price index was reported in May as having fallen for the sixth straight month. The MSCI Europe ex UK® Index rose 33.76%, Mr Draghi’s words having been perceived to remove the existential threat to the euro. There was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, the range gaping from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index soared 28.24%, with strength in financials and the consumer sectors more than offsetting weakness in mining and energy. As in the U.S. and latterly Japan, stock prices were supported by the central bank’s quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in a rather brighter first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2500TM Index
The index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING SMID CAP EQUITY FUND

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of May 31, 2013 (as a percentage of net assets)

Financials	20.2%
Information Technology	15.4%
Consumer Discretionary	15.1%
Industrials	14.5%
Health Care	9.9%
Materials	9.0%
Energy	7.1%
Utilities	4.0%
Consumer Staples	1.6%
Exchange-Traded Funds	1.6%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%

* Includes short-term investments and Exchange-Traded Funds.
Portfolio holdings are subject to change daily.

ING SMID Cap Equity Fund (the “Fund” or “SMID Cap Equity”) seeks capital growth. The Fund is managed by Steve Salopek, James Hasso and Joseph Bassett, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended May 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 26.10% compared to the Russell 2500 Index, which returned 31.63% for the same period.

Portfolio Specifics: June 1, 2012 — July 20, 2012*: During this period the Fund outperformed the S&P MidCap 400 Index. Security selection with information technology and industrials added to performance, while stock selection within financials and energy detracted value.

Portfolio Specifics: July 23, 2012 — May 31, 2013: U.S. equity markets posted a strong gain for the period beginning July 23, 2012 and ending May 31, 2013, with the Russell 2500 Index advancing by 27.74%. All sectors, as measured by the Russell 2500 Index, posted positive returns for the period; the transportation, capital goods and consumer durables sectors produced the strongest returns, gaining 52.31%, 41.71% and 41.02% respectively. The bulk of the returns were produced in the second half of the period as the Russell 2500 Index rose by almost 19%, supported largely by positive macroeconomic trends in the United States. These trends were driven by the housing recovery, evidence of consumer resilience following the increased payroll tax and a modest decline in the unemployment rate. Over the twelve-month period, small-capitalization stocks outperformed larger caps, value styles outperformed growth styles and higher-beta stocks — stocks with greater than market-level risk — continued to lead the market rally.

For the July 23, 2012 — May 31 2013 period, the Fund lagged the Russell 2500 Index. Stock selection detracted from the Fund’s relative performance, though positive sector allocation partially offset the drag from stock picking. Negative selection was most evident in the retail, consumer services, software and services, industrial materials and semiconductor sectors. The Fund’s cash position also was a drag on performance. By contrast, positive stock selection was most notable in the health care equipment and services, pharmaceutical and biotechnology, and diversified financial sectors.

Top Ten Holdings as of May 31 2013 (as a percentage of net assets)

iShares Russell 2000 Index Fund	1.6%
Albemarle Corp.	1.3%
Regal-Beloit Corp.	1.3%
Waste Connections, Inc.	1.2%
Acuity Brands, Inc.	1.2%
Ansys, Inc.	1.2%
Arthur J. Gallagher & Co.	1.2%
Greif, Inc. — Class A	1.2%
Healthsouth Corp.	1.2%
Alliance Data Systems Corp.	1.1%

Portfolio holdings are subject to change daily.

The main individual contributors to performance were Cabot Oil & Gas Corp. and CommVault Systems Inc. Shares of Cabot Oil & Gas Corp., a non-benchmark holding, contributed to performance. The company benefited from much better natural gas pricing, which led investors to favor gas producers over oil producers. Cabot has also demonstrated a very good position in the Marcellus Shale — a natural-gas-rich geological formation that extends beneath Ohio, West Virginia, Pennsylvania and New York. Unlike most of the smaller exploration and production companies, Cabot has managed to grow consistently without bloating its balance sheet. CommVault Systems, Inc., a data management software company, outperformed during the period. The company delivered a string of strong quarterly results and steadily has been taking market share from competitors such as EMC and Symantec. Later in 2013, CommVault expects to launch Simpana 10, the next version of its core product. In our view, version 10 doesn’t have enough features to drive the same level of uptake that version 9 did. To us this implied that Street estimates for 2013 and 2014 were too high and the stock was expensive; we therefore exited the position.

The key detractors from performance were Cliffs Natural Resources Inc. and Swift Energy Co. Shares of Cliffs Natural Resources Inc. underperformed during the period due to poor performance in the company’s Canadian operations, made worse by the bottom falling out of the iron-ore market last fall. As a producer of iron-ore, Cliffs was adversely impacted by the collapse of iron ore prices due to sagging demand from China in the August/September period. Prices traded below $90 a ton at one point, which was down significantly from prices seen earlier in the year. The impact on the stock price was due not only investors’ perceptions of Cliffs’ current earnings power but also whether the firm would be forced to scale back its dividend. Swift Energy Co. is engaged in developing, exploring, acquiring and operating oil and natural gas properties. Shares of Swift Energy declined based on increasing concerns that its exploration and production costs were exceeding current cash flows and the perception is Swift is taking on too much financial risk.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Fund is well positioned as we think that investors will continue to focus on companies’ fundamentals due to the ongoing economic uncertainty.

*	On July 21, 2012, ING Index Plus SmallCap Fund merged with and into ING Index Plus MidCap Fund and the Fund subsequently changed its name, investment objective, principal investment strategies, portfolio management team and benchmark. For the period prior to July 21, 2012, the Fund’s benchmark was the S&P MidCap 400 Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT

ING SMID CAP EQUITY FUND

Average Annual Total Returns for the Periods Ended May 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class R October 24, 2003		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	22.35%	4.49%	8.23%	—		—
Class B(2)	20.12%	3.97%	7.74%	—		—
Class C(3)	24.45%	4.59%	8.02%	—		—
Class I	26.43%	5.41%	8.84%	—		—
Class O	26.05%	5.14%	8.56%	—		—
Class R	25.70%	4.85%	—	7.49%		—
Class W	26.36%	—	—	—		20.36%
Excluding Sales Charge:
Class A	26.10%	5.14%	8.56%	—		—
Class B	25.12%	4.31%	7.74%	—		—
Class C	25.45%	4.59%	8.02%	—		—
Class I	26.43%	5.41%	8.84%	—		—
Class O	26.05%	5.14%	8.56%	—		—
Class R	25.70%	4.85%	—	7.49%		—
Class W	26.36%	—	—	—		20.36%
Russell 2500TM Index	31.63%	7.61%	10.67%	9.11	%(4)	22.20%
S&P MidCap 400 Index	29.95%	7.74%	11.09%	9.88	%(4)	22.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SMID Cap Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return. Effective November 15, 2012, the Class C deferred sales charge was increased to 1.00%.

(4)	Since inception performance for the indices is shown from November 1, 2003.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2013*

Class A	$1,000.00	$1,164.10	0.99%	$5.34	$1,000.00	$1,020.00	0.99%	$4.99
Class B	1,000.00	1,160.20	1.74	9.37	1,000.00	1,016.26	1.74	8.75
Class C	1,000.00	1,161.20	1.49	8.03	1,000.00	1,017.50	1.49	7.49
Class I	1,000.00	1,166.30	0.70	3.78	1,000.00	1,021.44	0.70	3.53
Class O	1,000.00	1,164.60	0.99	5.34	1,000.00	1,020.00	0.99	4.99
Class R	1,000.00	1,162.70	1.24	6.69	1,000.00	1,018.75	1.24	6.24
Class W	1,000.00	1,165.60	0.74	4.00	1,000.00	1,021.24	0.74	3.73

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING SMID Cap Equity Fund, a series of ING Series Fund, Inc., as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING SMID Cap Equity Fund as of May 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2013

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2013

ASSETS:
Investments in securities at fair value+*	$179,776,453
Short-term investments at fair value**	7,543,077
Total Investments at fair value	$187,319,530
Cash	355
Receivables:
Investment securities sold	260,165
Fund shares sold	24,851
Dividends	158,506
Prepaid expenses	27,586
Total assets	187,790,993
LIABILITIES:
Payable for investment securities purchased	712,733
Payable for fund shares redeemed	101,206
Payable upon receipt of securities loaned	5,592,171
Payable for investment management fees	69,722
Payable for administrative fees	15,493
Payable for distribution and shareholder service fees	43,545
Payable for directors fees	829
Other accrued expenses and liabilities	105,324
Total liabilities	6,641,023
NET ASSETS	$181,149,970
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$147,337,000
Distributions in excess of net investment income	(32,569)
Accumulated net realized gain	4,912,884
Net unrealized appreciation	28,932,655
NET ASSETS	$181,149,970

________________
+ Including securities loaned at value	$5,455,753
* Cost of investments in securities	$150,843,798
**Cost of short-term investments	$7,543,077

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2013 (CONTINUED)

Class A
Net assets	$55,247,008
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,033,011
Net asset value and redemption price per share†	$18.22
Maximum offering price per share (5.75%)(1)	$19.33

Class B
Net assets	$863,858
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	51,243
Net asset value and redemption price per share†	$16.86

Class C
Net assets	$8,313,778
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	477,306
Net asset value and redemption price per share†	$17.42

Class I
Net assets	$12,825,645
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	692,567
Net asset value and redemption price per share	$18.52

Class O
Net assets	$87,976,067
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,819,049
Net asset value and redemption price per share	$18.26

Class R
Net assets	$15,871,354
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	879,657
Net asset value and redemption price per share	$18.04

Class W
Net assets	$52,260
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,825
Net asset value and redemption price per share	$18.50
________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013

INVESTMENT INCOME:
Dividends	$2,058,393
Securities lending income, net	37,320
Total investment income	2,095,713
EXPENSES:
Investment management fees	746,708
Distribution and shareholder service fees:
Class A	130,408
Class B	13,898
Class C	57,143
Class O	196,378
Class R	75,146
Transfer agent fees:
Class A	44,582
Class B	1,192
Class C	6,524
Class I	1,566
Class O	67,014
Class R	12,853
Class W	8
Administrative service fees	162,695
Shareholder reporting expense	34,902
Registration fees	100,893
Professional fees	39,181
Custody and accounting expense	37,011
Directors fees	4,978
Miscellaneous expense	8,995
Interest expense	414
Total expenses	1,742,489
Net waived and reimbursed fees	(43,606)
Net expenses	1,698,883
Net investment income	396,830
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	28,007,345
Futures	69,214
Net realized gain	28,076,559
Net change in unrealized appreciation (depreciation) on:
Investments	14,030,874
Futures	44,219
Net change in unrealized appreciation (depreciation)	14,075,093
Net realized and unrealized gain	42,151,652
Increase in net assets resulting from operations	$42,548,482

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$396,830	$594,633
Net realized gain	28,076,559	8,668,481
Net change in unrealized appreciation (depreciation)	14,075,093	(18,184,293)
Increase (decrease) in net assets resulting from operations	42,548,482	(8,921,179)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(161,765)	(123,514)
Class B	(548)	—
Class C	(2,761)	(2,413)
Class I	(57,261)	(38,495)
Class O	(244,707)	(155,525)
Class R	(17,242)	(16,281)
Class W	(43)	(16)
Net realized gains:
Class A	(582,135)	—
Class B	(17,642)	—
Class C	(89,185)	—
Class I	(118,086)	—
Class O	(929,643)	—
Class R	(182,769)	—
Class W	(127)	—
Total distributions	(2,403,914)	(336,244)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,126,954	13,522,935
Proceeds from shares issued in merger (Note 12)	58,807,638	—
Reinvestment of distributions	1,222,041	181,693
	83,156,633	13,704,628
Cost of shares redeemed	(56,029,945)	(34,223,720)
Net increase (decrease) in net assets resulting from capital share transactions	27,126,688	(20,519,092)
Net increase (decrease) in net assets	67,271,256	(29,776,515)

NET ASSETS:
Beginning of year or period	113,878,714	143,655,229
End of year or period	$181,149,970	$113,878,714
Undistributed (distributions in excess of) net investment income at end of year or period	$(32,569)	$95,011

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
05-31-13	14.67	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.22	26.10	1.02	0.99		0.99		0.28		55,247	102
05-31-12	15.66	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.67	(6.02)	1.18	1.00		1.00		0.53		39,114	97
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04	—	15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08	—	12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08	—	9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
Class B
05-31-13	13.65	(0.07	)•	3.47	3.40	0.01		0.18	—	0.19	—	16.86	25.12	1.77	1.74		1.74		(0.45)		864	102
05-31-12	14.64	(0.04)		(0.95)	(0.99)	—		—	—	—	—	13.65	(6.76)	1.93	1.75		1.75		(0.22)		1,519	97
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—	—	14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01	—	11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00 *	—	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
Class C
05-31-13	14.06	(0.04)		3.59	3.55	0.01		0.18	—	0.19	—	17.42	25.45	1.52	1.49		1.49		(0.22)		8,314	102
05-31-12	15.05	0.01		(0.99)	(0.98)	0.01		—	—	0.01	—	14.06	(6.54)	1.68	1.50		1.50		0.04		5,989	97
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—	—	15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03	—	11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01	—	9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
Class I
05-31-13	14.91	0.09	•	3.80	3.89	0.10		0.18	—	0.28	—	18.52	26.43	0.70	0.70		0.70		0.56		12,826	102
05-31-12	15.90	0.12		(1.04)	(0.92)	0.07		—	—	0.07	—	14.91	(5.78)	0.91	0.75		0.75		0.79		7,882	97
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08	—	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11	—	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12	—	9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
Class O
05-31-13	14.71	0.05		3.74	3.79	0.06		0.18	—	0.24	—	18.26	26.05	1.02	0.99		0.99		0.26		87,976	102
05-31-12	15.70	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.71	(6.00)	1.18	1.00		1.00		0.54		49,167	97
05-31-11	12.18	0.06		3.51	3.57	0.05		—	—	0.05	—	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09	—	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09	—	9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
Class R
05-31-13	14.54	0.00	*	3.70	3.70	0.02		0.18	—	0.20	—	18.04	25.70	1.27	1.24		1.24		0.02		15,871	102
05-31-12	15.54	0.04		(1.02)	(0.98)	0.02		—	—	0.02	—	14.54	(6.27)	1.43	1.25		1.25		0.29		10,204	97
05-31-11	12.06	0.02		3.48	3.50	0.02		—	—	0.02	—	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06	—	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04		—	—	0.04	—	9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
Class W
05-31-13	14.90	0.09		3.79	3.88	0.10		0.18	—	0.28	—	18.50	26.36	0.77	0.74		0.74		0.59		52	102
08-05-11(4)–05-31-12	13.51	0.10		1.36	1.46	0.07		—	—	0.07	—	14.90	10.88	0.93	0.75		0.75		0.85		3	97

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eight separate active investment series that comprise the Company. The series that is in this report is SMID Cap Equity (the “Fund”). The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to the fund or a class are charged directly to the fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Effective November 15, 2012, the maximum Class A sales charge for the Fund has been increased to 5.75%. Return calculations with a starting date prior to November 15, 2012 are based on a 3.00% sales charge, while returns with a starting date on or after November 15, 2012 are based on a 5.75% sales charge.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. ING Funds Services, LLC (“IFS” or the “Administrator”) serves as the Administrator to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Directors

13

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Fund (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in

14

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3.

For the year ended May 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and

15

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

16

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2013, the Fund has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2013, the Fund had an average notional amount of $1,307,329 on futures contracts purchased. The Fund had no open futures contracts at May 31, 2013.

F.  Distributions to Shareholders. The Fund records distributions to their shareholders on the ex-dividend date. The Fund declares and pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum

17

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$167,065,656	$195,743,967

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. Effective July 21, 2012, for its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. Prior to July 21, 2012, IFS was entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$4,115	$—
Contingent Deferred Sales Charges	—	87

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2013, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
ING National Trust	9.75%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Investment Advisor may direct the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the

18

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statement of Operations.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2013, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

Effective July 21, 2012, pursuant to a side agreement, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2013, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2014	2015	2016	Total
SMID Cap Equity	$84,427	$194,191	$—	$278,618

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2013, are as follows:

	May 31,
	2014	2015	2016	Total
SMID Cap Equity
Class A	$—	$6,400	$14,511	$20,911
Class B	—	266	386	652
Class C	—	1,008	2,151	3,159
Class R	—	1,619	4,263	5,882
Class O	—	8,389	22,290	30,679
Class W	—	2	5	7

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board of Directors; or (iii) the Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit is available were a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000.The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Fund in this report utilized the line of credit during the year ended May 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
SMID Cap Equity	6	$1,657,500	1.27%

19

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2013	306,943	1,187,867	44,930	(1,172,191)	367,549	5,050,540	17,771,402	707,841	(22,372,792)	1,156,991
5/31/2012	351,772	—	8,779	(1,166,362)	(805,811)	5,158,802	—	118,433	(16,827,022)	(11,549,787)
Class B
5/31/2013	536	35,657	1,030	(97,217)	(59,994)	954,455	496,747	15,139	(3,358,457)	(1,892,116)
5/31/2012	1,314	—	—	(129,526)	(128,212)	18,634	—	—	(1,753,111)	(1,734,477)
Class C
5/31/2013	32,192	128,385	5,006	(114,093)	51,490	521,955	1,843,245	75,971	(2,138,480)	302,691
5/31/2012	22,226	—	152	(95,210)	(72,832)	298,046	—	1,961	(1,317,142)	(1,017,135)
Class I
5/31/2013	130,793	245,649	10,867	(223,308)	164,001	4,525,386	3,731,277	173,401	(8,199,372)	230,692
5/31/2012	114,508	—	2,786	(204,217)	(86,923)	1,590,919	—	38,171	(3,099,589)	(1,470,499)
Class O
5/31/2013	441,033	1,907,827	3,139	(875,542)	1,476,457	7,764,393	28,608,910	49,621	(14,555,869)	21,867,055
5/31/2012	331,045	—	506	(566,933)	(235,382)	4,796,558	—	6,848	(8,287,978)	(3,484,572)
Class R
5/31/2013	73,298	427,948	12,754	(336,122)	177,878	4,269,536	6,349,909	200,011	(5,404,975)	5,414,481
5/31/2012	113,291	—	1,216	(204,607)	(90,100)	1,656,976	—	16,280	(2,938,878)	(1,265,622)
Class W
5/31/2013	2,194	405	4	—	2,603	40,689	6,148	57	—	46,894
8/5/2011(1)–5/31/2012	222	—	—	—	222	3,000	—	—	—	3,000

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at it’s last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising it’s right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At May 31, 2013, the Fund had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
SMID Cap Equity	$5,455,753	$5,592,171

NOTE 12 — REORGANIZATIONS

On July 20, 2012, SMID Cap Equity (“Acquiring Fund”) acquired all of the net assets of ING Index Plus SmallCap Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and fund holdings of the Acquiring and Acquired Funds. For financial reporting

20

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2013, are as follows:

Net investment income	$434,863
Net realized and unrealized loss on investments	$45,104,828
Net increase in net assets resulting from operations	$45,539,691

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 20, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
SMID Cap Equity	ING Index Plus Plus SmallCap Fund	$58,808	$114,526	$4,948	$3,539	1.0272

The net assets of SMID Cap Equity after the acquisition were $173,333,334.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2013:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(76,548)	$76,548

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2013		Year Ended May 31, 2012
Ordinary Income	Long-term Capital Gains	Ordinary Income
$449,464	$1,954,450	$336,244

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$8,428,309	$28,693,996	$(3,276,766)*	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

21

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of May 31, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. The overallotment option was exercised on May 28, 2013 and closed on May 31, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved a new advisory and sub-advisory agreement for the Fund in connection with the IPO. In addition, shareholders of the Fund have been asked to approve a new investment advisory and sub-advisory agreement prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Fund approved a new advisory and sub-advisory agreement

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2013 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

on June 6, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

Shareholder Proxy Proposals

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees was effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds are now governed by the Board made up of the same individuals.

NOTE 16 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

23

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 15.1%
32,653	@	Bally Technologies, Inc.	$1,859,588	1.0
53,000	@	Big Lots, Inc.	1,804,650	1.0
110,200		Dana Holding Corp.	2,084,984	1.1
70,500	@	LKQ Corp.	1,725,840	1.0
33,821		Monro Muffler, Inc.	1,590,264	0.9
9,000	@	Panera Bread Co.	1,726,470	1.0
43,900	@	Tempur-Pedic International, Inc.	1,856,092	1.0
21,900	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,987,644	1.1
27,400	@	Under Armour, Inc.	1,698,800	0.9
344,590		Other Securities	10,986,967	6.1
			27,321,299	15.1

		Consumer Staples: 1.6%
53,350		Flowers Foods, Inc.	1,780,289	1.0
19,002		Other Securities	1,155,512	0.6
			2,935,801	1.6

		Energy: 7.1%
27,100		Helmerich & Payne, Inc.	1,673,154	0.9
86,700		Peabody Energy Corp.	1,705,389	1.0
69,649	@	Superior Energy Services	1,858,235	1.0
44,445	@	Unit Corp.	2,007,581	1.1
220,448		Other Securities(a)	5,670,119	3.1
			12,914,478	7.1

		Financials: 20.2%
12,093	@	Affiliated Managers Group, Inc.	1,983,252	1.1
40,700		American Campus Communities, Inc.	1,661,781	0.9
49,400		Arthur J. Gallagher & Co.	2,157,792	1.2
100,100		DDR Corp.	1,747,746	1.0
43,100		Extra Space Storage, Inc.	1,805,459	1.0
16,800		Federal Realty Investment Trust	1,810,200	1.0
73,000		Fidelity National Financial, Inc.	1,920,630	1.1
48,600		First Republic Bank	1,805,976	1.0
42,200		HCC Insurance Holdings, Inc.	1,808,270	1.0
38,038		ProAssurance Corp.	1,909,508	1.0
22,800	@	SVB Financial Group	1,764,492	1.0
81,200		Webster Financial Corp.	1,896,020	1.0
662,690		Other Securities	14,355,815	7.9
			36,626,941	20.2

		Health Care: 9.9%
73,400	@	Healthsouth Corp.	2,149,886	1.2
22,100	@	Mednax, Inc.	2,051,543	1.1
8,136	@	Mettler Toledo International, Inc.	1,775,763	1.0
37,426	L	Resmed, Inc.	1,796,448	1.0
208,808		Other Securities(a)	10,137,306	5.6
			17,910,946	9.9
COMMON STOCK: (continued)
		Industrials: 14.5%
29,100		Acuity Brands, Inc.	$2,184,537	1.2
28,000	@	Clean Harbors, Inc.	1,601,600	0.9
39,000	@	EnPro Industries, Inc.	1,964,430	1.1
102,645	@	Orbital Sciences Corp.	1,866,086	1.0
33,894		Regal-Beloit Corp.	2,288,184	1.3
55,900		Waste Connections, Inc.	2,249,416	1.2
369,296		Other Securities	14,089,549	7.8
			26,243,802	14.5

		Information Technology: 15.4%
11,869	@	Alliance Data Systems Corp.	2,101,881	1.1
29,047	@	Ansys, Inc.	2,164,002	1.2
47,632	@	Informatica Corp.	1,731,900	0.9
89,100		Jabil Circuit, Inc.	1,787,346	1.0
100,000	@	Teradyne, Inc.	1,794,000	1.0
84,100	@	TIBCO Software, Inc.	1,793,853	1.0
63,578	@	Trimble Navigation Ltd.	1,773,826	1.0
1,060,405		Other Securities	14,789,360	8.2
			27,936,168	15.4

		Materials: 9.0%
35,050		Albemarle Corp.	2,345,546	1.3
18,000		Ashland, Inc.	1,600,560	0.9
26,200		Domtar Corp.	1,898,714	1.0
41,400		Greif, Inc.—Class A	2,156,940	1.2
43,000		Silgan Holdings, Inc.	2,011,110	1.1
194,456		Other Securities(a)	6,300,255	3.5
			16,313,125	9.0

		Telecommunication Services: 0.8%
52,540		Other Securities	1,498,966	0.8

		Utilities: 4.0%
40,000		AGL Resources, Inc.	1,693,200	1.0
166,270		Other Securities	5,485,367	3.0
			7,178,567	4.0

		Total Common Stock
		(Cost $148,493,816)	176,880,093	97.6

EXCHANGE-TRADED FUNDS: 1.6%
29,600		iShares Russell 2000 Index Fund	2,896,360	1.6

		Total Exchange-Traded Funds
		(Cost $2,349,982)	2,896,360	1.6

RIGHTS: —%
		Materials: —%
3,200		Other Securities	—	—

		Total Rights
		(Cost $—)	—	—

		Total Long-Term Investments
		(Cost $150,843,798)	179,776,453	99.2

See Accompanying Notes to Financial Statements

24

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMID CAP EQUITY FUND

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Securities Lending Collateralcc(1): 3.1%
279,603	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $279,604, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $285,200, due 02/15/14–11/15/39)	$279,603	0.2
1,328,142	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $1,328,152, collateralized by various U.S. Government Agency Obligations, 3.000%–5.375%, Market Value plus accrued interest $1,354,705, due 07/15/16–10/20/42)	1,328,142	0.7
1,328,142	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $1,328,149, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $1,354,705, due 06/07/13–07/30/41)	1,328,142	0.8
1,328,142	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,328,153, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $1,354,705, due 03/01/27–05/01/53)	1,328,142	0.7
1,328,142	Nomura Securities, Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,328,154, collateralized by various U.S. Government Agency Obligations, 0.920%–10.500%, Market Value plus accrued interest $1,354,705, due 06/01/13–05/20/43)	1,328,142	0.7
		5,592,171	3.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
1,950,906	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,950,906)	$1,950,906	1.1

	Total Short-Term Investments
	(Cost $7,543,077)	7,543,077	4.2

	Total Investments in Securities (Cost $158,386,875)	$187,319,530	103.4
	Liabilities in Excess of Other Assets	(6,169,560)	(3.4)
	Net Assets	$181,149,970	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2013. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $158,625,534.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,993,861
Gross Unrealized Depreciation	(3,299,865)
Net Unrealized Appreciation	$28,693,996

See Accompanying Notes to Financial Statements

25

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMID CAP EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$176,880,093	$—	$—	$176,880,093
Exchange-Traded Funds	2,896,360	—	—	2,896,360
Rights	—	—	—	—
Short-Term Investments	1,950,906	5,592,171	—	7,543,077
Total Investments, at fair value	$181,727,359	$5,592,171	$—	$187,319,530

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$69,214
Total	$69,214

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$44,219
Total	$44,219

See Accompanying Notes to Financial Statements

26

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING SMID Cap Equity Fund
Class A	NII	$0.0560
Class B	NII	$0.0057
Class C	NII	$0.0057
Class I	NII	$0.0986
Class O	NII	$0.0589
Class R	NII	$0.0204
Class W	NII	$0.0957
All Classes	LTCG	$0.1849

NII — Net investment income

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2013, 100% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended May 31, 2013, 100% of net investment income dividends paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Companys Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (Independent Director). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	177	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	177	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	177	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	June 1998–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012).	177	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013–Present	Retired.	177	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	177	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	January 2009– June 2010 & July 2011– Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present).	177	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	December “2007–Present	Retired. Director, Hill–Stead Museum (non-profit) (2008–Present).	177	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	177	Assured Guaranty Ltd. (April 2004–Present).

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors (continued):

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	177	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	May 2013– Present	Consultant (May 2001–Present).	177	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/ Director	May 2013– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989– August 2011).	177	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	177
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributer, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

__________

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of June 30, 2013.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

29

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, ING Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

30

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004 Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	June 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	September 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

__________

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

31

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Series Fund, Inc. Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

3 To elect 13 nominees to the Board of Trustees (the “Board”) of the Trusts.

ING Series Fund, Inc. Registrant

	Proposal	For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3*	198,020,231.751	13,594,478.735	0.000	0.000	211,614,710.486
John V. Boyer	3*	198,066,017.723	13,548,692.763	0.000	0.000	211,614,710.486
Patricia W. Chadwick	3*	198,000,747.773	13,613,962.713	0.000	0.000	211,614,710.486
Albert E. DePrince, Jr.	3*	197,948,547.154	13,666,163.332	0.000	0.000	211,614,710.486
Peter S. Drotch	3*	197,948,721.038	13,665,989.448	0.000	0.000	211,614,710.486
J. Michael Earley	3*	197,947,891.418	13,666,819.068	0.000	0.000	211,614,710.486
Martin J. Gavin	3*	198,054,232.037	13,560,478.449	0.000	0.000	211,614,710.486
Russell H. Jones	3*	197,982,022.307	13,632,688.179	0.000	0.000	211,614,710.486
Patrick W. Kenny	3*	197,976,609.073	13,638,101.413	0.000	0.000	211,614,710.486
Shaun P. Mathews	3*	198,041,053.562	13,573,656.924	0.000	0.000	211,614,710.486
Joseph E. Obermeyer	3*	198,018,011.381	13,596,699.105	0.000	0.000	211,614,710.486
Sheryl K. Pressler	3*	197,945,308.067	13,669,402.419	0.000	0.000	211,614,710.486
Roger B. Vincent	3*	197,921,969.844	13,692,740.642	0.000	0.000	211,614,710.486

*	Proposal passed

A special meeting of shareholders of the ING SMID Cap Equity Fund was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new investment advisory agreement for the fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by change of control events that occur as part of the separation plan.

5	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SMID Cap Equity Fund	1*	3,363,563.693	153,281.621	191,857.975	744,617.435	4,453,320.724
	2*	3,341,794.659	163,101.293	203,807.337	744,617.435	4,453,320.724
	5*	3,266,099.271	243,615.342	198,988.676	744,617.435	4,453,320.724

*	Proposals deferred; adjourned to June 6, 2013

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT FOR ING SMID CAP EQUITY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013, including specific considerations with respect to the ING SMID Cap Equity Fund.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve the continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1–2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11–13, 2012, October 15–16, 2012, November 29, 2012 and December 12–13, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

In evaluating the investment performance of ING SMID Cap Equity Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods, and underperformed its benchmark index for the three-year and five-year periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the third quintile for the five-year period. The Board noted that in early 2012 the Sub-Adviser implemented a material change to the investment strategies of the Fund, shifting from the use of a quantitative investment model to traditional fundament analysis to select securities for purchase and sale by the Fund, and that in connection with such changes had implemented a change in the portfolio management team. The Board concluded that performance of the Fund is satisfactory.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements.

In assessing the reasonableness of the management fee for ING SMID Cap Equity Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of breakpoints with respect to ING SMID Cap Equity Fund at this time.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

The divestiture of ING U.S., Inc. (“ING U.S.”) by ING Groep (the “Separation Plan”) contemplates one or more transactions, commencing with the an initial public offering of ING U.S. common stock (the “IPO”), that are expected to result in a direct or indirect “Change of Control Event” for of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), which in turn will result in the automatic termination of the advisory agreement for each Fund with ING Investments (each a “Current Advisory Agreement”) and the sub-advisory agreement between ING Investments and ING IM with respect to each Fund (each a “Current Sub-Advisory Agreement” and collectively with the Current Advisory Agreements, the “Current Agreements”). The decision by the Board, including a majority of the Independent Directors, to approve the a new investment advisory agreement for the Funds with ING Investments (the “Proposed Advisory Agreement”) and a new investment sub-advisory agreement between ING Investments and ING IM with respect to each Fund (the “Proposed Sub-Advisory Agreements,” and collectively with the Proposed Advisory Agreement, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Funds was based on a determination by the Board that it would be consistent with the interests of the shareholders of each Fund for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, acting primarily through its Contracts Committee, conducted a thorough review of the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Contracts Committee is a committee comprised of all of the Independent Directors and exclusively of the Independent Directors. A substantial portion of this review was conducted as part of, and in conjunction with, the Contracts Committee’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth above (the “Current Agreement Considerations”).

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in the Current Agreement Considerations, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the performance of the Funds; (3) the management fees, sub-advisory fees and other expenses of the Funds; (4) the profits realized by ING Investments and its affiliates from operating the Funds; and (5) the extent to which benefits from economies of scale can be expected to be realized by the Funds, ING Investments and its affiliates as assets of the Funds grow.

In addition to the information identified in the Current Agreement Considerations, the Contracts Committee requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and ING IM. Among other things, the Contracts Committee, acting through independent legal counsel to the Independent Directors (“Independent Counsel”), prepared and delivered to ING Investments written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Funds, if any, and on the business and operations of ING U.S. and its affiliated entities, including ING Investments and ING IM. Written and oral responses to these inquiries were received and considered by the Contracts Committee prior to making its recommendations to the Board.

In connection with its consideration of the Proposed Agreements, the Contracts Committee reviewed the preliminary registration statement on Form S-1 of ING U.S. filed with the Securities and Exchange Commission on November 9, 2012 (the “S-1 Registration”) relating

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the proposed IPO and participated in meetings with senior management of ING U.S., ING Investments, and ING IM regarding the information presented in the S-1 Registration and related matters. Among other things, the Contracts Committee considered the arrangements anticipated to be in place between ING Groep and ING U.S. during the course of the Separation Plan, the anticipated use of the potential proceeds that may be realized from the IPO and potential capital structure of ING U.S. following the IPO, as well as the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by subsidiary insurance companies of ING U.S. To assist them in their review and consideration of the S-1 Registration and related matters, the Independent Directors retained the services of special independent counsel (“Special Counsel”), which had retained the services of an independent investment banking firm with extensive experience relating to business operations of the type to be conducted by ING U.S. The Independent Directors met with Independent Counsel, Special Counsel and the investment banking firm retained by Special Counsel to discuss and consider ING U.S.’s anticipated business plan and capitalization (as presented in the S-1 Registration and related information provided by ING Investments and its affiliates), including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization requirements.

During the course of their consideration of the Current Agreements and the Proposed Agreements, the Independent Directors met with senior management representatives of ING U.S. and received information regarding: (1) the anticipated management and organizational structure of ING U.S. and its affiliates; (2) the anticipated capital structure of ING U.S. following the IPO and during the implementation of other components of the Separation Plan; (3) the lines of business in which ING U.S. is expected to operate following the IPO; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of ING Investments and ING IM. In addition, beginning in 2011 and periodically throughout 2012, the Independent Directors met with and received reports from senior management of ING Investments and its affiliates regarding, among other things, the financial condition and results of operations of ING U.S. and its investment management line of business, organizational and personnel changes within ING U.S. and actions being taken by ING U.S. in preparation for the proposed IPO and implementation of the Separation Plan. The Independent Directors also received and reviewed copies of financial statements of ING U.S. as and when such statements became publicly available, including most recently the financial statements of ING U.S. for the quarter ended September 30, 2012.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 9, 2013, the Board, including all of the Independent Directors/Trustees, acting on the recommendation of the Contracts Committee, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. The conclusions reached by the Contracts Committee and the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director/Trustee may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

38

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-SMIDCAPEQ     (0513-072613)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees : The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $123,100 for year ended May 31, 2013 and $151,7610 for year ended May 31, 2012.

(b)

Audit-Related Fees : The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $14,400 for the year ended May 31, 2013 and $16,800 for the year ended May 31, 2012.

(c)

Tax Fees : The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $50,540 in the year ended May 31, 2013 and $55,033 in the year ended May 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)

All Other Fees : The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside

2

counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: May 23, 2013

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013through December 31, 2013

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee1
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

__________

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee2
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

__________

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2013through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2013 to December 31, 2013

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees : The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $661,861 for year ended May 31, 2013 and $1,152,577 for year ended May 31, 2012.

(h)	Principal Accountants Independence : The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 2, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 2, 2013

Item 6. Schedule of Investments

Summary or full schedule, if applicable are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Large Cap Growth Fund, ING Small Company Fund, and ING SMID Cap Equity Fund, each a series of ING Series Fund, Inc., as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 26, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2013

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING CORE EQUITY RESEARCH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.3%
		Consumer Discretionary: 11.2%
134,997		Best Buy Co., Inc.	3,719,167	0.9
221,800		Comcast Corp. — Class A	8,905,270	2.1
110,504		Delphi Automotive PLC	5,393,700	1.3
63,200		Estee Lauder Cos., Inc.	4,283,696	1.0
73,900		GNC Holdings, Inc.	3,327,717	0.8
126,679		Macy’s, Inc.	6,123,663	1.4
67,766	@	Michael Kors Holdings Ltd.	4,257,060	1.0
94,400	@	Penn National Gaming, Inc.	5,195,776	1.2
105,800		Starbucks Corp.	6,672,806	1.5
			47,878,855	11.2

		Consumer Staples: 9.9%
95,600		Coca-Cola Co.	3,823,044	0.9
68,700		Costco Wholesale Corp.	7,534,329	1.8
124,900		Kraft Foods Group, Inc.	6,885,737	1.6
142,100		Mondelez International, Inc.	4,186,266	1.0
75,000		Philip Morris International, Inc.	6,818,250	1.6
104,400		Procter & Gamble Co.	8,013,744	1.9
93,800		Whole Foods Market, Inc.	4,864,468	1.1
			42,125,838	9.9

		Energy: 10.8%
49,500		Anadarko Petroleum Corp.	4,329,765	1.0
34,895	@,L	Continental Resources, Inc.	2,831,031	0.7
30,700		EOG Resources, Inc.	3,963,370	0.9
200,620		ExxonMobil Corp.	18,150,092	4.2
100,500		Halliburton Co.	4,205,925	1.0
60,600		Occidental Petroleum Corp.	5,579,442	1.3
54,100		Range Resources Corp.	4,067,238	1.0
87,500	@	Rowan Companies PLC	2,908,500	0.7
			46,035,363	10.8

		Financials: 15.6%
59,900		Ameriprise Financial, Inc.	4,883,048	1.2
100,800		Arthur J. Gallagher & Co.	4,402,944	1.0
133,120		Citigroup, Inc.	6,920,909	1.6
304,900		Fifth Third Bancorp.	5,549,180	1.3
179,400		Invesco Ltd.	6,052,956	1.4
186,298		JPMorgan Chase & Co.	10,170,008	2.4
106,400		Prudential Financial, Inc.	7,338,408	1.7
57,200		Travelers Cos., Inc.	4,788,784	1.1
263,290		Wells Fargo & Co.	10,676,409	2.5
181,834		XL Group PLC	5,715,043	1.4
			66,497,689	15.6

		Health Care: 11.3%
86,100		Abbott Laboratories	3,157,287	0.7
47,000	@	Actavis, Inc.	5,794,630	1.3
68,100		Amgen, Inc.	6,846,093	1.6
66,889	@	Covidien PLC	4,254,140	1.0
72,900	@	Express Scripts Holding Co.	4,528,548	1.1
123,300	@	Gilead Sciences, Inc.	6,717,384	1.6
135,200		HCA Holdings, Inc.	5,280,912	1.2
434,500		Pfizer, Inc.	11,831,435	2.8
			48,410,429	11.3

		Industrials: 12.1%
30,700		Acuity Brands, Inc.	2,304,649	0.6
86,800		Ametek, Inc.	3,745,420	0.9
62,700		Boeing Co.	6,208,554	1.5
168,200		CSX Corp.	4,240,322	1.0
69,700		Fluor Corp.	4,405,737	1.0
68,500		General Dynamics Corp.	5,281,350	1.2
44,000		Pall Corp.	3,000,800	0.7
34,200		Roper Industries, Inc.	4,248,324	1.0
27,100		TransDigm Group, Inc.	3,959,310	0.9
36,763		Union Pacific Corp.	5,684,295	1.3
131,000		Waste Connections, Inc.	5,271,440	1.2
44,900	@	Wesco International, Inc.	3,334,274	0.8
			51,684,475	12.1

		Information Technology: 17.2%
54,600	@	Ansys, Inc.	4,067,700	1.0
35,048		Apple, Inc.	15,760,385	3.7
72,600	@	Cognizant Technology Solutions Corp.	4,693,590	1.1
260,900	@	EMC Corp.	6,459,884	1.5
12,700	@	Google, Inc. — Class A	11,054,207	2.6
28,700		International Business Machines Corp.	5,970,174	1.4
201,700		Jabil Circuit, Inc.	4,046,102	0.9
84,100		Microchip Technology, Inc.	3,067,968	0.7
147,700	@	NetApp, Inc.	5,543,181	1.3
278,500		Oracle Corp.	9,402,160	2.2
156,700	@	TIBCO Software, Inc.	3,342,411	0.8
			73,407,762	17.2

		Materials: 3.5%
61,400		Celanese Corp.	3,030,090	0.7
75,200		Eastman Chemical Co.	5,393,344	1.3
114,900		EI Du Pont de Nemours & Co.	6,410,271	1.5
			14,833,705	3.5

		Telecommunication Services: 2.3%
92,800		CenturyTel, Inc.	3,169,120	0.8
135,800		Verizon Communications, Inc.	6,583,584	1.5
			9,752,704	2.3

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING CORE EQUITY RESEARCH FUND

Shares		Value	Percentage of Net Assets

	Utilities: 2.4%
132,100	CenterPoint Energy, Inc.	3,062,078	0.7
43,700	Entergy Corp.	3,010,056	0.7
53,700	Sempra Energy	4,365,810	1.0
		10,437,944	2.4
	Total Common Stock (Cost $304,027,307)	411,064,764	96.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc(1): 0.0%
26,106	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $26,106, collateralized by various U.S. Government Securities, 0.000%-9.125%, Market Value plus accrued interest $26,628, due 06/27/13-05/15/43) (Cost $26,106)	26,106	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.5%
15,134,079	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $15,134,079)	15,134,079	3.5
	Total Short-Term Investments (Cost $15,160,185)	15,160,185	3.5

	Total Investments in Securities (Cost $319,187,492)	$426,224,949	99.8
	Assets in Excess of Other Liabilities	1,041,163	0.2
	Net Assets	$427,266,112	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $321,877,283.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$108,624,376
Gross Unrealized Depreciation	(4,276,710)
Net Unrealized Appreciation	$104,347,666

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING CORE EQUITY RESEARCH FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments(Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$411,064,764	$—	$—	$411,064,764
Short-Term Investments	15,134,079	26,106	—	15,160,185
Total Investments, at fair value	$426,198,843	$26,106	$—	$426,224,949
Liabilities Table
Other Financial Instruments+
Futures	$(37,504)	$—	$—	$(37,504)
Total Liabilities	$(37,504)	$—	$—	$(37,504)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

ING Core Equity Research Fund Open Futures Contracts on May 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	36	06/21/13	$2,932,200	$(37,504)
			$2,932,200	$(37,504)

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING CORPORATE LEADERS 100 FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 12.0%
14,855	@	Amazon.com, Inc.	3,996,441	1.0
94,390		Comcast Corp. — Class A	3,789,758	0.9
298,089		Ford Motor Co.	4,674,036	1.1
56,580		Home Depot, Inc.	4,450,583	1.1
103,215		Lowe’s Cos., Inc.	4,346,384	1.0
39,846		McDonald’s Corp.	3,847,928	0.9
130,359		News Corp. — Class A	4,185,827	1.0
67,421		Nike, Inc.	4,157,179	1.0
69,246		Starbucks Corp.	4,367,345	1.0
57,071		Target Corp.	3,966,434	0.9
69,588		Time Warner, Inc.	4,061,852	1.0
69,785		Walt Disney Co.	4,402,038	1.1
			50,245,805	12.0

		Consumer Staples: 11.4%
114,524		Altria Group, Inc.	4,134,316	1.0
97,980		Coca-Cola Co.	3,918,220	0.9
67,526		Colgate-Palmolive Co.	3,905,704	0.9
36,954		Costco Wholesale Corp.	4,052,745	1.0
71,663		CVS Caremark Corp.	4,126,356	1.0
54,657		HJ Heinz Co.	3,954,981	1.0
129,844		Mondelez International, Inc.	3,825,204	0.9
50,336		PepsiCo, Inc.	4,065,639	1.0
42,835		Philip Morris International, Inc.	3,894,130	0.9
51,139		Procter & Gamble Co.	3,925,430	0.9
83,420		Walgreen Co.	3,984,139	1.0
52,698		Wal-Mart Stores, Inc.	3,943,918	0.9
			47,730,782	11.4

		Energy: 11.5%
44,399		Anadarko Petroleum Corp.	3,883,581	0.9
51,901		Apache Corp.	4,262,629	1.0
84,821		Baker Hughes, Inc.	3,857,659	0.9
32,788		Chevron Corp.	4,024,727	1.0
65,267		ConocoPhillips	4,003,478	1.0
68,967		Devon Energy Corp.	3,920,774	0.9
43,506		ExxonMobil Corp.	3,935,988	1.0
96,920		Halliburton Co.	4,056,102	1.0
55,747		National Oilwell Varco, Inc.	3,919,014	0.9
50,439		Occidental Petroleum Corp.	4,643,919	1.1
52,474		Schlumberger Ltd.	3,832,176	0.9
106,536		Williams Companies, Inc.	3,747,936	0.9
			48,087,983	11.5

		Financials: 16.6%
80,969		Allstate Corp.	3,905,944	0.9
58,686		American Express Co.	4,443,117	1.1
322,218		Bank of America Corp.	4,401,498	1.1
141,246		Bank of New York Mellon Corp.	4,245,855	1.0
38,201	@	Berkshire Hathaway, Inc.	4,357,588	1.0
71,886		Capital One Financial Corp.	4,380,014	1.1
88,636		Citigroup, Inc.	4,608,186	1.1
26,656		Goldman Sachs Group, Inc.	4,320,404	1.0
82,495		JPMorgan Chase & Co.	4,503,402	1.1
7,325		Mastercard, Inc.	4,177,081	1.0
103,270		Metlife, Inc.	4,565,567	1.1
176,794		Morgan Stanley	4,578,965	1.1
24,755		Simon Property Group, Inc.	4,120,222	1.0
116,729		US Bancorp.	4,092,519	1.0
23,366		Visa, Inc.	4,162,419	1.0
106,564		Wells Fargo & Co.	4,321,170	1.0
			69,183,951	16.6

		Health Care: 11.9%
113,861		Abbott Laboratories	4,175,283	1.0
98,151		AbbVie, Inc.	4,190,066	1.0
39,349		Amgen, Inc.	3,955,755	1.0
54,825		Baxter International, Inc.	3,855,842	0.9
96,634		Bristol-Myers Squibb Co.	4,446,130	1.1
69,909		Eli Lilly & Co.	3,716,363	0.9
82,581	@	Gilead Sciences, Inc.	4,499,013	1.1
48,490		Johnson & Johnson	4,081,888	1.0
84,711		Medtronic, Inc.	4,321,108	1.0
89,360		Merck & Co., Inc.	4,173,112	1.0
137,596		Pfizer, Inc.	3,746,739	0.9
69,600		UnitedHealth Group, Inc.	4,359,048	1.0
			49,520,347	11.9

		Industrials: 13.9%
37,428		3M Co.	4,127,186	1.0
45,717		Boeing Co.	4,526,897	1.1
45,349		Caterpillar, Inc.	3,890,944	0.9
71,185		Emerson Electric Co.	4,090,290	1.0
40,357		FedEx Corp.	3,887,993	0.9
56,088		General Dynamics Corp.	4,324,385	1.0
170,595		General Electric Co.	3,978,275	1.0
52,425		Honeywell International, Inc.	4,113,266	1.0
41,715		Lockheed Martin Corp.	4,414,698	1.1
51,662		Norfolk Southern Corp.	3,956,793	0.9
67,468		Raytheon Co.	4,496,068	1.1
27,983		Union Pacific Corp.	4,326,731	1.0
46,129		United Parcel Service, Inc. — Class B	3,962,481	0.9
42,553		United Technologies Corp.	4,038,280	1.0
			58,134,287	13.9

		Information Technology: 13.0%
52,628		Accenture PLC	4,321,285	1.0
8,718		Apple, Inc.	3,920,310	0.9
189,185		Cisco Systems, Inc.	4,555,575	1.1
75,682	@	eBay, Inc.	4,094,396	1.0
165,369	@	EMC Corp.	4,094,536	1.0
4,911	@	Google, Inc. — Class A	4,274,584	1.0
167,122		Hewlett-Packard Co.	4,081,119	1.0

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING CORPORATE LEADERS 100 FUND

Shares		Value	Percentage of Net Assets
18,688	International Business Machines Corp.	3,887,478	0.9
180,520	Intel Corp.	4,383,026	1.0
138,906	Microsoft Corp.	4,845,041	1.2
123,341	Oracle Corp.	4,163,992	1.0
59,099	Qualcomm, Inc.	3,751,605	0.9
112,336	Texas Instruments, Inc.	4,031,739	1.0
		54,404,686	13.0

	Materials: 3.9%
124,001	Dow Chemical Co.	4,273,075	1.0
80,604	EI Du Pont de Nemours & Co.	4,496,897	1.1
118,128	Freeport-McMoRan Copper & Gold, Inc.	3,667,874	0.9
37,489	Monsanto Co.	3,772,893	0.9
		16,210,739	3.9

	Telecommunication Services: 1.8%
107,612	AT&T, Inc.	3,765,344	0.9
80,522	Verizon Communications, Inc.	3,903,706	0.9
		7,669,050	1.8

	Utilities: 2.7%
81,843	American Electric Power Co., Inc.	3,750,046	0.9
115,802	Exelon Corp.	3,629,235	0.9
85,004	Southern Co.	3,731,676	0.9
		11,110,957	2.7

	Total Common Stock (Cost $303,722,865)	412,298,587	98.7

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
4,583,068	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,583,068)	4,583,068	1.1

	Total Short-Term Investments (Cost $4,583,068)	4,583,068	1.1

	Total Investments in Securities (Cost $308,305,933)	$416,881,655	99.8
	Assets in Excess of Other Liabilities	805,557	0.2
	Net Assets	$417,687,212	100.0

@	Non-income producing security

Cost for federal income tax purposes is $313,734,868.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$109,883,556
Gross Unrealized Depreciation	(6,736,769)
Net Unrealized Appreciation	$103,146,787

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING CORPORATE LEADERS 100 FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$412,298,587	$—	$—	$412,298,587
Short-Term Investments	4,583,068	—	—	4,583,068
Total Investments, at fair value	$416,881,655	$—	$—	$416,881,655
Other Financial Instruments+
Futures	168,550	—	—	168,550
Total Assets	$417,050,205	$—	$—	$417,050,205

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

ING Corporate Leaders 100 Fund Open Futures Contracts on May 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	42	06/21/13	$3,420,900	$168,550
			$3,420,900	$168,550

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING LARGE CAP GROWTH FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 19.1%
27,038		Best Buy Co., Inc.	744,897	0.9
42,280		Comcast Corp. — Class A	1,697,542	2.1
24,690		Delphi Automotive PLC	1,205,119	1.5
19,500	@	Discovery Communications, Inc. — Class A	1,537,770	1.9
10,550		Estee Lauder Cos., Inc.	715,079	0.9
30,130		Gap, Inc.	1,221,772	1.5
28,550		Home Depot, Inc.	2,245,743	2.8
21,860		Macy’s, Inc.	1,056,712	1.3
19,270	@	Michael Kors Holdings Ltd.	1,210,541	1.5
6,506	@	Penn National Gaming, Inc.	358,090	0.4
12,070		Petsmart, Inc.	814,725	1.0
26,470		Starbucks Corp.	1,669,463	2.0
17,040		Walt Disney Co.	1,074,883	1.3
			15,552,336	19.1

		Consumer Staples: 12.3%
37,760		Coca-Cola Co.	1,510,022	1.9
21,310		Coca-Cola Enterprises, Inc.	791,880	1.0
14,380		Costco Wholesale Corp.	1,577,055	1.9
17,050		CVS Caremark Corp.	981,739	1.2
11,520		Hershey Co.	1,026,547	1.3
801		JM Smucker Co.	80,869	0.1
11,440		Kraft Foods Group, Inc.	630,687	0.8
25,720		Mondelez International, Inc.	757,711	0.9
13,870		Philip Morris International, Inc.	1,260,922	1.5
6,890		Procter & Gamble Co.	528,876	0.6
16,860		Whole Foods Market, Inc.	874,360	1.1
			10,020,668	12.3

		Energy: 4.5%
8,900		Anadarko Petroleum Corp.	778,483	1.0
6,610		EOG Resources, Inc.	853,351	1.0
21,570		Halliburton Co.	902,704	1.1
12,550		Occidental Petroleum Corp.	1,155,479	1.4
			3,690,017	4.5

		Financials: 8.1%
11,090		Ameriprise Financial, Inc.	904,057	1.1
4,880		Blackrock, Inc.	1,362,496	1.7
13,950		Equifax, Inc.	849,555	1.1
5,623		T. Rowe Price Group, Inc.	426,561	0.5
12,742		Travelers Cos., Inc.	1,066,760	1.3
11,070		Visa, Inc.	1,972,010	2.4
			6,581,439	8.1

		Health Care: 12.9%
5,203	@	Actavis, Inc.	641,478	0.8
11,300		Allergan, Inc.	1,124,237	1.4
18,060		Amgen, Inc.	1,815,572	2.2
8,060	@	Celgene Corp.	996,619	1.2
11,390	@	Covidien PLC	724,404	0.9
18,180	@	Express Scripts Holding Co.	1,129,342	1.4
36,600	@	Gilead Sciences, Inc.	1,993,968	2.4
20,818		HCA Holdings, Inc.	813,151	1.0
11,370		McKesson Corp.	1,294,588	1.6
			10,533,359	12.9

		Industrials: 11.8%
26,285		Ametek, Inc.	1,134,198	1.4
9,313	@	BE Aerospace, Inc.	590,817	0.7
24,410		Danaher Corp.	1,509,026	1.9
7,380		Flowserve Corp.	1,240,799	1.5
14,590		Ingersoll-Rand PLC—Class A	839,363	1.0
16,494		Pall Corp.	1,124,891	1.4
10,980		Roper Industries, Inc.	1,363,935	1.7
7,440		Union Pacific Corp.	1,150,373	1.4
17,010		Waste Connections, Inc.	684,482	0.8
			9,637,884	11.8

		Information Technology: 27.4%
9,560		Apple, Inc.	4,298,941	5.3
25,530		Broadcom Corp.	916,782	1.1
9,090	@	Cognizant Technology Solutions Corp.	587,669	0.7
80,360	@	EMC Corp.	1,989,714	2.4
8,540	@	F5 Networks, Inc.	710,613	0.9
4,200	@	Google, Inc.—Class A	3,655,722	4.5
17,250		International Business Machines Corp.	3,588,345	4.4
18,060		Intuit, Inc.	1,055,426	1.3
73,690		Microsoft Corp.	2,570,307	3.2
75,020		Oracle Corp.	2,532,675	3.1
19,820	@	TIBCO Software, Inc.	422,761	0.5
			22,328,955	27.4

		Materials: 2.1%
16,610		Monsanto Co.	1,671,630	2.1
		Total Common Stock (Cost $70,762,892)	80,016,288	98.2

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
923,277		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $923,277)	923,277	1.1
		Total Short-Term Investments (Cost $923,277)	923,277	1.1
		Total Investments in Securities (Cost $71,686,169)	$80,939,565	99.3
		Assets in Excess of Other Liabilities	585,685	0.7
		Net Assets	$81,525,250	100.0

@	Non-income producing security

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING LARGE CAP GROWTH FUND

Cost for federal income tax purposes is $72,280,114.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,024,017
Gross Unrealized Depreciation	(1,364,566)
Net Unrealized Appreciation	$8,659,451

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$80,016,288	$—	$—	$80,016,288
Short-Term Investments	923,277	—	—	923,277
Total Investments, at fair value	$80,939,565	$—	$—	$80,939,565

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING SMALL COMPANY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 15.3%
192,200	@	Aeropostale, Inc.	2,808,042	0.6
67,072	@,L	Bally Technologies, Inc.	3,819,751	0.8
91,400		Cheesecake Factory	3,648,688	0.8
75,400	@	Childrens Place Retail Stores, Inc.	4,021,082	0.8
136,503		Cooper Tire & Rubber Co.	3,527,238	0.7
223,600	@	Express, Inc.	4,874,480	1.0
174,600		Finish Line	3,677,076	0.8
41,581		Gildan Activewear, Inc.	1,719,374	0.4
38,600	@	Hibbett Sporting Goods, Inc.	2,201,358	0.5
124,498	@,L	Imax Corp.	3,225,743	0.7
95,100	@	Jack in the Box, Inc.	3,470,199	0.7
234,630		La-Z-Boy, Inc.	4,333,616	0.9
81,873	@	Life Time Fitness, Inc.	4,080,550	0.9
76,219		Monro Muffler, Inc.	3,583,817	0.7
185,707	@	Orient-Express Hotels Ltd.	2,198,771	0.5
39,563	@	Papa John’s International, Inc.	2,549,044	0.5
55,715		Pool Corp.	2,866,537	0.6
83,100		Regis Corp.	1,529,871	0.3
129,981	@	Ruby Tuesday, Inc.	1,202,324	0.2
63,300	@	Sally Beauty Holdings, Inc.	1,937,613	0.4
54,800	L	Sturm Ruger & Co., Inc.	2,755,344	0.6
41,900		Vail Resorts, Inc.	2,683,695	0.6
80,650		Wolverine World Wide, Inc.	4,222,028	0.9
36,570		Wyndham Worldwide Corp.	2,125,448	0.4
			73,061,689	15.3

		Consumer Staples: 2.2%
51,880		Casey’s General Stores, Inc.	3,152,229	0.6
95,385		Flowers Foods, Inc.	3,182,997	0.7
75,500		Pinnacle Foods, Inc.	1,854,280	0.4
32,900		Sanderson Farms, Inc.	2,267,468	0.5
			10,456,974	2.2

		Energy: 5.7%
217,900	@,L	Bill Barrett Corp.	4,918,003	1.0
168,350	@	Carrizo Oil & Gas, Inc.	4,319,861	0.9
104,700	@	Cloud Peak Energy, Inc.	2,010,240	0.4
4,600	@	Dril-Quip, Inc.	416,070	0.1
121,400	@	EPL Oil & Gas, Inc.	3,696,630	0.8
516,400	@	Key Energy Services, Inc.	3,346,272	0.7
238,700	@,L	Nordic American Tankers Ltd.	2,000,306	0.4
537,361	@	Petroquest Energy, Inc.	2,461,114	0.5
91,419	@	Unit Corp.	4,129,396	0.9
			27,297,892	5.7

		Financials: 22.8%
22,700	@	Affiliated Managers Group, Inc.	3,722,800	0.8
92,300		American Campus Communities, Inc.	3,768,609	0.8
46,759		Cash America International, Inc.	2,230,872	0.5
123,000		Colony Financial, Inc.	2,724,450	0.6
228,909		CubeSmart	3,582,426	0.7
113,300		CyrusOne, Inc.	2,456,344	0.5
586,865		DCT Industrial Trust, Inc.	4,331,064	0.9
87,129	@	Encore Capital Group, Inc.	3,107,891	0.7
50,473		EPR Properties	2,645,795	0.6
116,870		EverBank Financial Corp.	1,834,859	0.4
167,263		First American Financial Corp.	3,994,240	0.8
100,138	@	First NBC Bank Holding Co.	2,515,467	0.5
224,246		FirstMerit Corp.	4,231,522	0.9
45,300		Hatteras Financial Corp.	1,169,646	0.2
68,443		IBERIABANK Corp.	3,527,552	0.7
27,400		Jones Lang LaSalle, Inc.	2,516,142	0.5
162,010		LaSalle Hotel Properties	4,277,064	0.9
58,111		MarketAxess Holdings, Inc.	2,519,693	0.5
73,487		National Retail Properties, Inc.	2,635,979	0.6
15,116	@,L	Nationstar Mortgage Holdings, Inc.	615,372	0.1
14,200	@	Ocwen Financial Corp.	607,476	0.1
79,002		Primerica, Inc.	2,782,450	0.6
83,122		ProAssurance Corp.	4,172,724	0.9
91,209		Prosperity Bancshares, Inc.	4,568,659	1.0
142,516		Provident Financial Services, Inc.	2,169,094	0.5
240,700		Radian Group, Inc.	3,097,809	0.6
119,300		Redwood Trust, Inc.	2,285,788	0.5
44,600		SCBT Financial Corp.	2,232,230	0.5
113,100		Selective Insurance Group	2,683,863	0.6
39,206	@	Signature Bank	3,025,919	0.6
116,100		Starwood Property Trust, Inc.	2,945,457	0.6
102,485	@	Stifel Financial Corp.	3,688,435	0.8
353,100		Susquehanna Bancshares, Inc.	4,240,731	0.9
48,320	@	SVB Financial Group	3,739,485	0.8
172,400		Webster Financial Corp.	4,025,540	0.8
98,441		Wintrust Financial Corp.	3,715,163	0.8
			108,388,610	22.8

		Health Care: 9.1%
30,476	@	Acorda Therapeutics, Inc.	1,019,422	0.2
107,054	@	Align Technology, Inc.	3,827,180	0.8
27,500	@	Alkermes PLC	859,375	0.2
52,185	@	Amsurg Corp.	1,854,133	0.4
59,200	@	Centene Corp.	2,930,400	0.6

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALL COMPANY FUND

Shares			Value	Percentage of Net Assets
54,229	@	Cubist Pharmaceuticals, Inc.	2,979,884	0.6
72,772	@	Haemonetics Corp.	3,004,028	0.6
168,134	@	Healthsouth Corp.	4,924,645	1.0
58,623	@	Impax Laboratories, Inc.	1,110,906	0.2
124,700	@,L	InterMune, Inc.	1,232,036	0.3
105,500		Masimo Corp.	2,284,075	0.5
51,166	@	Medicines Co.	1,648,057	0.3
30,322	@	Mednax, Inc.	2,814,791	0.6
37,271	@	Nektar Therapeutics	352,956	0.1
84,634		Owens & Minor, Inc.	2,892,790	0.6
17,200	@	Salix Pharmaceuticals Ltd.	1,043,524	0.2
62,234		Steris Corp.	2,821,690	0.6
47,220	@	Theravance, Inc.	1,654,589	0.4
46,800	@	Thoratec Corp.	1,458,756	0.3
51,300	@	WellCare Health Plans, Inc.	2,674,782	0.6
			43,388,019	9.1

		Industrials: 17.4%
142,126		Actuant Corp.	4,832,284	1.0
63,160		Acuity Brands, Inc.	4,741,421	1.0
77,400	@	Atlas Air Worldwide Holdings, Inc.	3,592,908	0.8
134,442		Barnes Group, Inc.	4,062,837	0.9
225,800	@	Blount International, Inc.	3,030,236	0.6
133,030		Brady Corp.	4,328,796	0.9
61,560	@	Clean Harbors, Inc.	3,521,232	0.7
88,500		Curtiss-Wright Corp.	3,217,860	0.7
276,586	@,L	Diana Shipping, Inc.	2,801,816	0.6
73,400		Forward Air Corp.	2,845,718	0.6
72,000	@	FTI Consulting, Inc.	2,735,280	0.6
90,000		Healthcare Services Group	2,042,100	0.4
269,300		Heartland Express, Inc.	3,864,455	0.8
107,628	@	HUB Group, Inc.	3,907,973	0.8
38,567	@	Mobile Mini, Inc.	1,297,780	0.3
242,300	@	Orbital Sciences Corp.	4,405,014	0.9
42,506		Regal-Beloit Corp.	2,869,580	0.6
91,272		Resources Connection, Inc.	1,000,341	0.2
50,500	@	Teledyne Technologies, Inc.	3,899,610	0.8
66,651	@	Tetra Tech, Inc.	1,837,568	0.4
69,496		Toro Co.	3,312,179	0.7
79,100		Universal Forest Products, Inc.	3,125,241	0.7
106,303		Waste Connections, Inc.	4,277,633	0.9
73,700		Watts Water Technologies, Inc.	3,508,120	0.7
101,477		Woodward Governor Co.	3,972,825	0.8
			83,030,807	17.4

		Information Technology: 14.9%
125,412	@	Advanced Energy Industries, Inc.	2,307,581	0.5
37,177	@	Ansys, Inc.	2,769,686	0.6
211,200	@	Aruba Networks, Inc.	3,155,328	0.7
133,639	@	Bankrate, Inc.	1,912,374	0.4
57,300	@	Blackhawk Network Holdings, Inc.	1,364,886	0.3
30,170	@,L	CACI International, Inc.	1,935,104	0.4
141,300	@	Cardtronics, Inc.	4,031,289	0.8
89,400	@	EVERTEC, Inc.	1,789,788	0.4
222,300	@,L	Finisar Corp.	2,912,130	0.6
43,500		Flir Systems, Inc.	1,059,660	0.2
246,950	@	Formfactor, Inc.	1,454,535	0.3
365,925	@	Integrated Device Technology, Inc.	3,117,681	0.7
72,800	@,L	Liquidity Services, Inc.	2,912,728	0.6
219,541	@,L	Logitech International S.A.	1,517,028	0.3
94,278	@	Micros Systems, Inc.	3,978,532	0.8
176,524	@	Microsemi Corp.	3,871,171	0.8
115,494		MKS Instruments, Inc.	3,251,156	0.7
93,303	@	Plexus Corp.	2,722,582	0.6
220,400	@	Polycom, Inc.	2,497,132	0.5
83,200		Power Integrations, Inc.	3,551,808	0.7
150,350	@	Progress Software Corp.	3,534,729	0.7
166,900	@	PTC, Inc.	4,190,859	0.9
97,300	@	QLIK Technologies, Inc.	2,992,948	0.6
110,900	@	QLogic Corp.	1,080,166	0.2
110,200	@	Riverbed Technolgoy, Inc.	1,703,692	0.4
55,700	@	Sourcefire, Inc.	3,116,972	0.7
54,150	@	Synaptics, Inc.	2,234,229	0.5
			70,965,774	14.9

		Materials: 5.2%
97,323		Buckeye Technologies, Inc.	3,627,228	0.8
254,900		Commercial Metals Co.	3,930,558	0.8
122,700		HB Fuller Co.	5,100,639	1.1
82,814		Minerals Technologies, Inc.	3,527,876	0.7
718,611	@,L	Thompson Creek Metals Co., Inc.	2,529,511	0.5
80,700		Worthington Industries	2,774,466	0.6
202,200		Zep, Inc.	3,352,476	0.7
			24,842,754	5.2

		Utilities: 2.7%
73,260		Cleco Corp.	3,334,063	0.7
105,700		El Paso Electric Co.	3,783,003	0.8
70,260		Idacorp, Inc.	3,318,380	0.7
75,800		Portland General Electric Co.	2,307,352	0.5
			12,742,798	2.7

		Total Common Stock (Cost $396,868,528)	454,175,317	95.3

EXCHANGE-TRADED FUNDS: 1.9%
92,000		iShares Russell 2000 Index Fund	9,002,200	1.9

		Total Exchange-Traded Funds (Cost $7,673,149)	9,002,200	1.9

		Total Long-Term Investments (Cost $404,541,677)	463,177,517	97.2

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALL COMPANY FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.5%
	Securities Lending Collateralcc(1): 5.3%
1,270,307	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $1,270,313, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $1,295,734, due 02/15/14-11/15/39)	1,270,307	0.3
6,034,027	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $6,034,072, collateralized by various U.S. Government Agency Obligations, 3.000%-5.375%, Market Value plus accrued interest $6,154,710, due 07/15/16-10/20/42)	6,034,027	1.2
6,034,027	Cantor Fitzgerald, Repurchase Agreement dated 05/31/13, 0.12%, due 06/03/13 (Repurchase Amount $6,034,087, collateralized by various U.S. Government & U.S. Government Agency Obligations, 0.000%-12.500%, Market Value plus accrued interest $6,153,030, due 06/01/13-05/01/51)	6,034,027	1.3
6,034,027	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $6,034,057, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $6,154,710, due 06/07/13-07/30/41)	6,034,027	1.2
6,034,027	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $6,034,077, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $6,154,708, due 03/01/27-05/01/53)	6,034,027	1.3
		25,406,415	5.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
14,994,736	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $14,994,736)	14,994,736	3.2

	Total Short-Term Investments (Cost $40,401,151)	40,401,151	8.5

	Total Investments in Securities (Cost $444,942,828)	$503,578,668	105.7
	Liabilities in Excess of Other Assets	(26,979,902)	(5.7)
	Net Assets	$476,598,766	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $445,016,646.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$76,491,660
Gross Unrealized Depreciation	(17,929,638)
Net Unrealized Appreciation	$58,562,022

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMALL COMPANY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$454,175,317	$—	$—	$454,175,317
Exchange-Traded Funds	9,002,200	—	—	9,002,200
Short-Term Investments	14,994,736	25,406,415	—	40,401,151
Total Investments, at fair value	$478,172,253	$25,406,415	$—	$503,578,668

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 15.1%
73,690	@	Ascena Retail Group, Inc.	1,498,118	0.8
32,653	@	Bally Technologies, Inc.	1,859,588	1.0
53,000	@	Big Lots, Inc.	1,804,650	1.0
110,200		Dana Holding Corp.	2,084,984	1.2
9,200	@	Fossil, Inc.	977,040	0.5
53,400	@	Imax Corp.	1,383,594	0.8
93,000		Interpublic Group of Cos., Inc.	1,322,460	0.7
25,600	@	Life Time Fitness, Inc.	1,275,904	0.7
70,500	@	LKQ Corp.	1,725,840	1.0
33,821		Monro Muffler, Inc.	1,590,264	0.9
9,000	@	Panera Bread Co.	1,726,470	1.0
16,300		Polaris Industries, Inc.	1,556,813	0.9
47,000	@	Sally Beauty Holdings, Inc.	1,438,670	0.8
43,900	@	Tempur-Pedic International, Inc.	1,856,092	1.0
21,900	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,987,644	1.1
27,400	@	Under Armour, Inc.	1,698,800	0.9
26,400		Wyndham Worldwide Corp.	1,534,368	0.8
			27,321,299	15.1

		Consumer Staples: 1.6%
19,002		Church & Dwight Co., Inc.	1,155,512	0.6
53,350		Flowers Foods, Inc.	1,780,289	1.0
			2,935,801	1.6

		Energy: 7.1%
40,500	@,L	Bill Barrett Corp.	914,085	0.5
20,890	L	CARBO Ceramics, Inc.	1,376,651	0.8
56,100	@	Energy XXI Bermuda Ltd.	1,432,233	0.8
27,100		Helmerich & Payne, Inc.	1,673,154	0.9
86,700		Peabody Energy Corp.	1,705,389	0.9
28,000	@	Rowan Companies PLC	930,720	0.5
69,649	@	Superior Energy Services	1,858,235	1.0
74,958	@	Swift Energy Co.	1,016,430	0.6
44,445	@	Unit Corp.	2,007,581	1.1
			12,914,478	7.1

		Financials: 20.2%
12,093	@	Affiliated Managers Group, Inc.	1,983,252	1.1
40,700		American Campus Communities, Inc.	1,661,781	0.9
74,400		Ares Capital Corp.	1,276,704	0.7
49,400		Arthur J. Gallagher & Co.	2,157,792	1.2
100,100		DDR Corp.	1,747,746	1.0
17,400		Equity Lifestyle Properties, Inc.	1,342,758	0.7
43,100		Extra Space Storage, Inc.	1,805,459	1.0
16,800		Federal Realty Investment Trust	1,810,200	1.0
73,000		Fidelity National Financial, Inc.	1,920,630	1.1
152,200		First Niagara Financial Group, Inc.	1,486,994	0.8
48,600		First Republic Bank	1,805,976	1.0
42,200		HCC Insurance Holdings, Inc.	1,808,270	1.0
175,200		Hudson City Bancorp., Inc.	1,489,200	0.8
40,603		LaSalle Hotel Properties	1,071,919	0.6
38,038		ProAssurance Corp.	1,909,508	1.1
29,787		Raymond James Financial, Inc.	1,309,734	0.7
14,200	@	Signature Bank	1,095,956	0.6
16,300		SL Green Realty Corp.	1,417,774	0.8
58,100		Starwood Property Trust, Inc.	1,473,997	0.8
22,800	@	SVB Financial Group	1,764,492	1.0
47,800		UnumProvident Corp.	1,361,344	0.7
81,200		Webster Financial Corp.	1,896,020	1.0
36,700		Zions Bancorp.	1,029,435	0.6
			36,626,941	20.2

		Health Care: 9.9%
27,900	@	Alkermes PLC	871,875	0.5
12,200	@	BioMarin Pharmaceuticals, Inc.	764,940	0.4
10,460	@	Bio-Rad Laboratories, Inc.	1,189,093	0.6
26,738	@	Catamaran Corp.	1,316,044	0.7
20,855	@	Centene Corp.	1,032,322	0.6
13,867	@	Cubist Pharmaceuticals, Inc.	761,992	0.4
73,400	@	Healthsouth Corp.	2,149,886	1.2
17,300	@	Impax Laboratories, Inc.	327,835	0.2
6,500	@,L	Incyte Corp., Ltd.	144,105	0.1
8,300	@	Medivation, Inc.	403,048	0.2
22,100	@	Mednax, Inc.	2,051,543	1.1
8,136	@	Mettler Toledo International, Inc.	1,775,763	1.0
3,100	@	Onyx Pharmaceuticals, Inc.	295,895	0.2
37,426	L	Resmed, Inc.	1,796,448	1.0
30,400		Steris Corp.	1,378,336	0.8
12,553	@	Thoratec Corp.	391,277	0.2
10,442	@	United Therapeutics Corp.	694,080	0.4
8,193		Universal Health Services, Inc.	566,464	0.3
			17,910,946	9.9

		Industrials: 14.5%
46,000		Actuant Corp.	1,564,000	0.9
29,100		Acuity Brands, Inc.	2,184,537	1.2
28,700	@	Atlas Air Worldwide Holdings, Inc.	1,332,254	0.7
66,938	@	Blount International, Inc.	898,308	0.5
20,800		Cintas Corp.	949,624	0.5
17,750		Clarcor, Inc.	962,760	0.5
28,000	@	Clean Harbors, Inc.	1,601,600	0.9
39,000	@	EnPro Industries, Inc.	1,964,430	1.1
24,876	@	FTI Consulting, Inc.	945,039	0.5

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets
23,700		GATX Corp.	1,183,341	0.6
47,933		Harsco Corp.	1,120,674	0.6
8,500		Huntington Ingalls Industries, Inc.	469,370	0.3
21,102		JB Hunt Transport Services, Inc.	1,554,374	0.9
7,375		Lennox International, Inc.	471,926	0.3
102,645	@	Orbital Sciences Corp.	1,866,086	1.0
33,894		Regal-Beloit Corp.	2,288,184	1.3
23,400	@	Verisk Analytics, Inc.	1,376,388	0.8
55,900		Waste Connections, Inc.	2,249,416	1.2
32,222		Woodward Governor Co.	1,261,491	0.7
			26,243,802	14.5

		Information Technology: 15.4%
11,869	@	Alliance Data Systems Corp.	2,101,881	1.2
29,047	@	Ansys, Inc.	2,164,002	1.2
78,400	@	Aruba Networks, Inc.	1,171,296	0.6
72,000	@	Fairchild Semiconductor International, Inc.	1,044,720	0.6
49,100		Flir Systems, Inc.	1,196,076	0.7
68,420	@	Fortinet, Inc.	1,317,769	0.7
47,632	@	Informatica Corp.	1,731,900	0.9
137,500		Intersil Corp.	1,127,500	0.6
89,100		Jabil Circuit, Inc.	1,787,346	1.0
32,930	@	Micros Systems, Inc.	1,389,646	0.8
62,000	@	Nuance Communications, Inc.	1,178,000	0.6
182,500	@	ON Semiconductor Corp.	1,562,200	0.9
205,800	@	PMC—Sierra, Inc.	1,236,858	0.7
18,300	@	QLIK Technologies, Inc.	562,908	0.3
62,300	@	QLogic Corp.	606,802	0.3
54,200	@	Riverbed Technolgoy, Inc.	837,932	0.5
36,955	@	SolarWinds, Inc.	1,557,653	0.8
100,000	@	Teradyne, Inc.	1,794,000	1.0
84,100	@	TIBCO Software, Inc.	1,793,853	1.0
63,578	@	Trimble Navigation Ltd.	1,773,826	1.0
			27,936,168	15.4

		Materials: 9.0%
35,050		Albemarle Corp.	2,345,546	1.3
18,000		Ashland, Inc.	1,600,560	0.9
64,700	L	Cliffs Natural Resources, Inc.	1,167,188	0.6
16,000		Compass Minerals International, Inc.	1,396,160	0.8
26,200		Domtar Corp.	1,898,714	1.0
41,400		Greif, Inc. — Class A	2,156,940	1.2
13,156		Martin Marietta Materials, Inc.	1,434,399	0.8
9,100		Rock-Tenn Co.	898,898	0.5
43,000		Silgan Holdings, Inc.	2,011,110	1.1
91,500		Steel Dynamics, Inc.	1,403,610	0.8
			16,313,125	9.0

		Telecommunication Services: 0.8%
52,540	@	TW Telecom, Inc.	1,498,966	0.8

		Utilities: 4.0%
40,000		AGL Resources, Inc.	1,693,200	1.0
27,700		Alliant Energy Corp.	1,364,502	0.8
50,000		Great Plains Energy, Inc.	1,128,500	0.6
24,266		National Fuel Gas Co.	1,485,079	0.8
64,304		NV Energy, Inc.	1,507,286	0.8
			7,178,567	4.0
		Total Common Stock (Cost $148,493,816)	176,880,093	97.6

EXCHANGE-TRADED FUNDS: 1.6%
29,600		iShares Russell 2000 Index Fund	2,896,360	1.6

		Total Exchange- Traded Funds (Cost $2,349,982)	2,896,360	1.6

RIGHTS: —%
		Materials: —%
3,200	@,X	Gerber Scientific	—	—

		Total Rights (Cost $—)	—	—

		Total Long-Term Investments (Cost $150,843,798)	179,776,453	99.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.2%
	Securities Lending Collateralcc(1): 3.1%
279,603	Barclays Bank PLC, Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $279,604, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $285,200, due 02/15/14-11/15/39)	279,603	0.2
1,328,142	BNP Paribas Bank, Repurchase Agreement dated 05/31/13, 0.09%, due 06/03/13 (Repurchase Amount $1,328,152, collateralized by various U.S. Government Agency Obligations, 3.000%-5.375%, Market Value plus accrued interest $1,354,705, due 07/15/16-10/20/42)	1,328,142	0.7

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMID CAP EQUITY FUND

Principal Amount†		Value	Percentage of Net Assets
1,328,142	Citigroup, Inc., Repurchase Agreement dated 05/31/13, 0.06%, due 06/03/13 (Repurchase Amount $1,328,149, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,354,705, due 06/07/13-07/30/41)	1,328,142	0.8
1,328,142	Deutsche Bank AG, Repurchase Agreement dated 05/31/13, 0.10%, due 06/03/13 (Repurchase Amount $1,328,153, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,354,705, due 03/01/27-05/01/53)	1,328,142	0.7
1,328,142	Nomura Securities, Repurchase Agreement dated 05/31/13, 0.11%, due 06/03/13 (Repurchase Amount $1,328,154, collateralized by various U.S. Government Agency Obligations, 0.920%-10.500%, Market Value plus accrued interest $1,354,705, due 06/01/13-05/20/43)	1,328,142	0.7
		5,592,171	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
1,950,906	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,950,906)	1,950,906	1.1

	Total Short-Term Investments (Cost $7,543,077)	7,543,077	4.2

	Total Investments in Securities (Cost $158,386,875)	$187,319,530	103.4
	Liabilities in Excess of Other Assets	(6,169,560)	(3.4)
	Net Assets	$181,149,970	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $158,625,534.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,993,861
Gross Unrealized Depreciation	(3,299,865)
Net Unrealized Appreciation	$28,693,996

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF MAY 31, 2013 (CONTINUED)

ING SMID CAP EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$176,880,093	$—	$—	$176,880,093
Exchange-Traded Funds	2,896,360	—	—	2,896,360
Rights	—	—	—	—
Short-Term Investments	1,950,906	5,592,171	—	7,543,077
Total Investments, at fair value	$181,727,359	$5,592,171	$—	$187,319,530

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90 th day prior to such meeting and not later than the close of business on the later of the 60 th day prior to such meeting or the 10 th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.